Calamos Growth Fund

Investment Objective

Calamos Growth Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.25%	0.25%	0.25%	0.20%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.40%	2.15%	1.15%	1.35%

1	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	611	897	1,204	2,075
Class C	318	673	1,154	2,483
Class I	117	365	633	1,398
Class T	384	667	971	1,833

PROSPECTUS	|	March 1, 2018	1

Calamos Growth Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	611	897	1,204	2,075
Class C	218	673	1,154	2,483
Class I	117	365	633	1,398
Class T	384	667	971	1,833

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104.4% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities issued by U.S. companies. The Fund currently anticipates that substantially all of its portfolio will consist of securities of companies with large and mid-sized market capitalizations. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization greater than $1 billion, up to $25 billion. The Fund may invest up to 25% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer the best opportunities for growth. The Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Mid-Sized Company Risk — Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

2	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	21.23% (6.30.09)	Lowest Quarterly Return:	-28.42% (12.31.08)

PROSPECTUS	|	March 1, 2018	3

Calamos Growth Fund

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. ”Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	9.4.90
Load Adjusted Return before taxes		20.56%	11.91%	4.74%	12.73%
Load Adjusted Return after taxes on distributions		17.08%	7.09%	2.28%	10.61%
Load Adjusted Return after taxes on distributions and sale of Fund shares		14.49%	8.62%	3.35%	10.57%
Class C	9.3.96
Load Adjusted Return before taxes		24.65%	12.15%	4.46%	11.59%
Class I	9.18.97
Load Adjusted Return before taxes		26.90%	13.28%	5.51%	11.04%
Russell 3000 Growth Index		29.59%	17.16%	9.93%	9.93%
S&P 500 Index		21.83%	15.79%	8.50%	10.33%
Russell Midcap® Growth Index		25.27%	15.30%	9.10%	11.07%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The Russell Midcap® Growth Index and Russell 3000® Growth Index measure the performance of those Russell Midcap companies with higher price-to-book ratios and higher growth values. The Russell Midcap® Growth Index and Russell 3000® Growth Index are provided to show how the Fund’s performance compares with the returns of indices of securities similar to those in which the Fund invests.

4	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
Michael Grant	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	14 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	14 years	SVP, Sr. Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	5

Calamos Opportunistic Value Fund

Investment Objective

Calamos Opportunistic Value Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.67%	2.42%	1.42%	1.67%
Expense Reimbursement[1]	(0.52)%	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Reimbursement	1.15%	1.90%	0.90%	1.15%

1	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.15%, 1.90%, 0.90%, and 1.15% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	587	877	1,243	2,272
Class C	293	652	1,194	2,674
Class I	92	344	674	1,609
Class T	364	661	1,036	2,089

6	CALAMOS FAMILY OF FUNDS

Calamos Opportunistic Value Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	587	877	1,243	2,272
Class C	193	652	1,194	2,674
Class I	92	344	674	1,609
Class T	364	661	1,036	2,089

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104.7% of the average value of its portfolio.

Principal Investment Strategies

The Fund anticipates that it will invest primarily in equity securities issued by U.S. companies. The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization greater than $1 billion, up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion. The Fund may invest up to 25% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

In pursuing its investment objective, the Fund seeks out stocks that, in the investment adviser’s opinion, are undervalued according to certain financial measurements of their intrinsic value (such as the present value of the company’s future free cash flow). The Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Value Stock Risk — Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

PROSPECTUS	|	March 1, 2018	7

Calamos Opportunistic Value Fund

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

•	Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	24.21% (6.30.09)	Lowest Quarterly Return:	-23.14% (12.31.08)

8	CALAMOS FAMILY OF FUNDS

Calamos Opportunistic Value Fund

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	1.2.02
Load Adjusted Return before taxes		11.61%	9.91%	4.40%	5.43%
Load Adjusted Return after taxes on distributions		10.73%	8.15%	3.54%	4.73%
Load Adjusted Return after taxes on distributions and sale of Fund shares		7.28%	7.32%	3.24%	4.31%
Class C	1.2.02
Load Adjusted Return before taxes		15.27%	10.14%	4.13%	4.96%
Class I	3.1.02
Load Adjusted Return before taxes		17.50%	11.25%	5.17%	6.20%
Russell 1000 Value Index		13.66%	14.04%	7.10%	7.77%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	3 years	SVP, Sr. Co-Portfolio Manager

PROSPECTUS	|	March 1, 2018	9

Calamos Opportunistic Value Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

10	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

Investment Objective

Calamos International Growth Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees (subject to performance adjustment)	0.94%	0.94%	0.94%	0.94%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.27%	0.27%	0.27%	0.23%
Total Annual Fund Operating Expenses	1.46%	2.21%	1.21%	1.42%
Expense Reimbursement[1]	(0.06)%	(0.06)%	(0.06)%	(0.04)%
Total Annual Fund Operating Expenses After Reimbursement	1.40%	2.15%	1.15%	1.38%

1	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.40%, 2.15%, 1.15% and 1.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	611	903	1,223	2,128
Class C	318	679	1,173	2,535
Class I	117	372	653	1,455
Class T	387	680	999	1,902

PROSPECTUS	|	March 1, 2018	11

Calamos International Growth Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	611	903	1,223	2,128
Class C	218	679	1,173	2,535
Class I	117	372	653	1,455
Class T	387	680	999	1,902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100.4% of the average value of its portfolio.

Principal Investment Strategies

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally diversified manner, with at least 40% of its assets in securities of foreign issuers. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization greater than $1 billion, up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer some of the best opportunities for growth. The Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

12	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	29.02% (6.30.09)	Lowest Quarterly Return:	-26.31% (12.31.08)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten- year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since

PROSPECTUS	|	March 1, 2018	13

Calamos International Growth Fund

Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	3.16.05
Load Adjusted Return before taxes		32.55%	6.44%	3.64%	7.52%
Load Adjusted Return after taxes on distributions		31.42%	5.75%	3.35%	7.24%
Load Adjusted Return after taxes on distributions and sale of Fund shares		19.43%	5.02%	2.91%	6.28%
Class C	3.16.05
Load Adjusted Return before taxes		37.22%	6.68%	3.37%	7.13%
Class I	3.16.05
Load Adjusted Return before taxes		39.57%	7.75%	4.41%	8.20%
MSCI EAFE Growth Index		29.34%	9.18%	3.05%	6.17%
MSCI ACWI ex-US Growth Index		32.47%	8.35%	2.76%	6.55%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The MSCI ACWI ex US Growth Index is designed to measure the equity market performance of companies outside of the United States with higher growth values in developed and emerging markets. The MSCI ACWI ex US Growth Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	5 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	5 years	SVP, Co-Portfolio Manager

14	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	15

Calamos Evolving World Growth Fund

Investment Objective

Calamos Evolving World Growth Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.32%	0.31%	0.31%	0.27%
Total Annual Fund Operating Expenses	1.67%	2.41%	1.41%	1.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	637	976	1,339	2,357
Class C	344	751	1,285	2,746
Class I	144	446	771	1,691
Class T	411	748	1,109	2,124

16	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	637	976	1,339	2,357
Class C	244	751	1,285	2,746
Class I	144	446	771	1,691
Class T	411	748	1,109	2,124

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104.8% of the average value of its portfolio.

Principal Investment Strategies

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government. The Fund intends to invest at least 35% of its assets in equity, convertible or debt securities of issuers that are incorporated in emerging market countries. Under normal circumstances, the remaining assets will be invested primarily in (1) equity, convertible (including synthetic convertible) or debt securities of companies, regardless of where they are incorporated, if the Fund’s investment adviser determines that a significant portion (generally, 20% or more) of the assets or revenues of each such company is attributable to emerging market countries and (2) sovereign and agency debt of non-emerging market countries.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer the best opportunities for growth. The Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase

PROSPECTUS	|	March 1, 2018	17

Calamos Evolving World Growth Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•

Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may

18	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund

share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	24.05% (6.30.09)	Lowest Quarterly Return:	-17.08% (9.30.11)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one- and five-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

PROSPECTUS	|	March 1, 2018	19

Calamos Evolving World Growth Fund

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	SINCE INCEPTION
Class A	8.15.08
Load Adjusted Return before taxes		30.03%	2.87%	4.65%
Load Adjusted Return after taxes on distributions		30.43%	2.87%	4.63%
Load Adjusted Return after taxes on distributions and sale of Fund shares		17.40%	2.36%	3.79%
Class C	8.15.08
Load Adjusted Return before taxes		34.56%	3.10%	4.42%
Class I	8.15.08
Load Adjusted Return before taxes		36.97%	4.14%	5.46%
MSCI Emerging Markets Index		37.75%	4.73%	4.69%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	5 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	5 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

20	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

Investment Objective

Calamos Global Equity Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees (subject to performance adjustment)	0.97%	0.97%	0.97%	0.97%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.31%	0.30%	0.31%	0.32%
Total Annual Fund Operating Expenses	1.53%	2.27%	1.28%	1.54%
Expense Reimbursement[1]	(0.13)%	(0.12)%	(0.13)%	(0.16)%
Total Annual Fund Operating Expenses After Reimbursement	1.40%	2.15%	1.15%	1.38%

1	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.40%, 2.15%, 1.15% and 1.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	611	910	1,245	2,190
Class C	318	686	1,193	2,586
Class I	117	380	677	1,522
Class T	387	693	1,038	2,011

PROSPECTUS	|	March 1, 2018	21

Calamos Global Equity Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	611	910	1,245	2,190
Class C	218	686	1,193	2,586
Class I	117	380	677	1,522
Class T	387	693	1,038	2,011

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102.0% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a globally-diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities, including convertible securities convertible into equity securities. The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization greater than $1 billion, up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

In its fundamental analysis, the Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

22	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

•	Value Stock Risk — Value stocks involve the risk that they may never reach what the Fund’s investment adviser believes is their full market value. Additionally, because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	23.76% (6.30.09)	Lowest Quarterly Return:	-23.50% (12.31.08)

PROSPECTUS	|	March 1, 2018	23

Calamos Global Equity Fund

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one- and five-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	3.1.07
Load Adjusted Return before taxes		28.01%	9.86%	5.96%	7.64%
Load Adjusted Return after taxes on distributions		25.35%	7.87%	4.86%	6.61%
Load Adjusted Return after taxes on distributions and sale of Fund shares		17.98%	7.47%	4.54%	6.01%
Class C	3.1.07
Load Adjusted Return before taxes		32.35%	10.08%	5.67%	7.31%
Class I	3.1.07
Load Adjusted Return before taxes		34.76%	11.21%	6.75%	8.40%
MSCI World Index		23.07%	12.26%	5.63%	6.07%
MSCI ACWI Growth Index		30.46%	12.51%	6.02%	7.09%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The MSCI ACWI Growth Index is designed to measure the equity market performance of companies with higher growth values in developed and emerging markets. The MSCI ACWI Growth Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

24	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	5 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	5 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	25

Calamos Growth and Income Fund

Investment Objective

Calamos Growth and Income Fund’s investment objective is high long-term total return through growth and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.17%	0.17%	0.17%	0.16%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.12%	1.87%	0.87%	1.11%

1	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds and ETFs.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	584	814	1,063	1,773
Class C	290	588	1,011	2,190
Class I	89	278	482	1,073
Class T	360	594	846	1,568

26	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	584	814	1,063	1,773
Class C	190	588	1,011	2,190
Class I	89	278	482	1,073
Class T	360	594	846	1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.6% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of convertible (including synthetic convertible), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund attempts to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds and/or convertible securities, to achieve what the Fund’s investment adviser believes to be an appropriate blend for the then-current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from two to ten years. Interest rate changes normally have a greater effect on prices of longer-term bonds than shorter-term bonds. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser views the strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase

PROSPECTUS	|	March 1, 2018	27

Calamos Growth and Income Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

28	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	15.12% (9.30.09)	Lowest Quarterly Return:	-14.68% (12.31.08)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes

PROSPECTUS	|	March 1, 2018	29

Calamos Growth and Income Fund

other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	9.22.88
Load Adjusted Return before taxes		10.84%	8.65%	5.61%	10.87%
Load Adjusted Return after taxes on distributions		8.95%	6.23%	4.18%	8.90%
Load Adjusted Return after taxes on distributions and sale of Fund shares		7.63%	6.35%	4.20%	8.61%
Class C	8.5.96
Load Adjusted Return before taxes		14.49%	8.87%	5.32%	9.55%
Class I	9.18.97
Load Adjusted Return before taxes		16.64%	9.97%	6.39%	9.54%
S&P 500 Index		21.83%	15.79%	8.50%	10.55%
ICE BofAML All U.S. Convertibles EX Mandatory Index		15.70%	11.43%	8.11%	9.44%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The ICE BofA Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles. The ICE BofA Merrill Lynch All U.S. Convertibles EX Mandatory Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	14 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	4.5 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	14 years	SVP, Sr. Co-Portfolio Manager
Joe Wysocki	3 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

30	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

Investment Objective

Calamos Global Growth and Income Fund’s investment objective is high long-term total return through capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.29%	0.29%	0.29%	0.27%
Total Annual Fund Operating Expenses	1.54%	2.29%	1.29%	1.52%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	624	938	1,275	2,222
Class C	332	715	1,225	2,626
Class I	131	409	708	1,556
Class T	401	718	1,058	2,017

PROSPECTUS	|	March 1, 2018	31

Calamos Global Growth and Income Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	624	938	1,275	2,222
Class C	232	715	1,225	2,626
Class I	131	409	708	1,556
Class T	401	718	1,058	2,017

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100.2% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a globally-diversified portfolio of convertible, equity and fixed-income securities, which may include synthetic convertible securities, without regard to market capitalization. In pursuing its investment objective, the Fund attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and reward in terms of growth and income.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund anticipates that under normal circumstances its investment adviser’s investment process will result in the Fund investing in an internationally-diversified manner, with at least 40% of its assets in securities of foreign issuers. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser views the strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase

32	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between

PROSPECTUS	|	March 1, 2018	33

Calamos Global Growth and Income Fund

the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	14.17% (6.30.09)	Lowest Quarterly Return:	-14.44% (12.31.08)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax

34	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	9.9.96
Load Adjusted Return before taxes		14.32%	5.93%	3.22%	7.84%
Load Adjusted Return after taxes on distributions		12.75%	3.71%	1.97%	6.57%
Load Adjusted Return after taxes on distributions and sale of Fund shares		9.37%	4.28%	2.33%	6.27%
Class C	9.24.96
Load Adjusted Return before taxes		18.06%	6.15%	2.95%	7.42%
Class I	9.18.97
Load Adjusted Return before taxes		20.34%	7.21%	3.99%	7.51%
MSCI ACWI Index		24.62%	11.40%	5.22%	7.23%
MSCI World Index		23.07%	12.26%	5.63%	7.29%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The MSCI World Index is designed to measure the equity market performance of developed markets. The MSCI World Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	14 years	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	5 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	4.5 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	14 years	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	5 years	SVP, Co-Portfolio Manager
Joe Wysocki	3 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	35

Calamos Convertible Fund

Investment Objective

Calamos Convertible Fund’s primary objective is current income, with growth as its secondary objective.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.19%	0.19%	0.19%	0.18%
Total Annual Fund Operating Expenses	1.18%	1.93%	0.93%	1.17%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	343	591	859	1,625
Class C	296	606	1,042	2,254
Class I	95	296	515	1,143
Class T	366	612	878	1,635

36	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	343	591	859	1,625
Class C	196	606	1,042	2,254
Class I	95	296	515	1,143
Class T	366	612	878	1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.7% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in a diversified portfolio of convertible securities (including synthetic convertible securities) issued by both U.S. and foreign companies without regard to market capitalization. These convertible securities may be either debt securities or preferred stocks that can be exchanged for common stock. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in convertible securities. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may invest up to 25% of its net assets in foreign securities, but generally will invest approximately 5% to 15% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, the Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser views the strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives. The risks associated with an investment in the Fund can increase

PROSPECTUS	|	March 1, 2018	37

Calamos Convertible Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given

38	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	14.06% (9.30.09)	Lowest Quarterly Return:	-12.20% (12.31.08)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund

PROSPECTUS	|	March 1, 2018	39

Calamos Convertible Fund

shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	6.21.85
Load Adjusted Return before taxes		8.92%	6.67%	4.42%	8.81%
Load Adjusted Return after taxes on distributions		7.78%	4.70%	2.87%	6.71%
Load Adjusted Return after taxes on distributions and sale of Fund shares		5.82%	4.58%	3.12%	6.61%
Class C	7.5.96
Load Adjusted Return before taxes		12.44%	6.92%	4.14%	7.29%
Class I	6.25.97
Load Adjusted Return before taxes		14.62%	8.00%	5.19%	7.58%
ICE BofAML All U.S. Convertibles Index (VXA0)		13.70%	10.74%	7.35%	N/A
S&P 500 Index		21.83%	15.79%	8.50%	10.99%
Value Line Convertible Index		12.27%	10.95%	9.17%	8.80%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Since inception return for the ICE BofA Merrill Lynch All US Convertible Index is not available, as the inception date of the Index is January 1, 1988. The S&P 500 Index is generally considered to be representative of the U.S. stock market. The Value Line Convertible Index measures convertible bond asset class performance. The S&P 500 Index and the Value Line Convertible Index are provided to show how the Fund’s performance compares with the returns of indices of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	14 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	4.5 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	14 years	SVP, Sr. Co-Portfolio Manager
Joe Wysocki	3 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

40	CALAMOS FAMILY OF FUNDS

Calamos Total Return Bond Fund

Investment Objective

Calamos Total Return Bond Fund’s investment objective is to seek total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.38%	0.38%	0.39%	0.37%
Total Annual Fund Operating Expenses	1.08%	1.83%	0.84%	1.07%
Expense Reimbursement[1]	(0.18)%	(0.18)%	(0.19)%	(0.17)%
Total Annual Fund Operating Expenses After Reimbursement	0.90%	1.65%	0.65%	0.90%

1	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 0.90%, 1.65%, 0.65% and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	315	525	772	1,480
Class C	268	540	956	2,117
Class I	66	229	428	1,001
Class T	340	548	792	1,492

PROSPECTUS	|	March 1, 2018	41

Calamos Total Return Bond Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	315	525	772	1,480
Class C	168	540	956	2,117
Class I	66	229	428	1,001
Class T	340	548	792	1,492

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.1% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks total return through income earned on the Fund’s investments, plus capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in a diversified portfolio of fixed-income instruments of varying maturities, including derivative instruments with economic characteristics similar to fixed-income instruments. The fixed-income instruments in which the Fund may invest include: securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities (including synthetic convertible securities) and corporate commercial paper; mortgage-related and other asset-backed securities; and obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund may invest all of its assets in derivative instruments to gain or reduce exposure to particular securities or segments of the fixed-income markets.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund’s dollar-weighted average portfolio duration (a measure of the approximate sensitivity of a fixed-income instrument’s value to changes in interest rate) normally varies within a range of three to ten years based on the interest rate forecast of the Fund’s investment adviser. The Fund may invest up to 25% of its net assets in high yield debt securities, often referred to as “junk bonds.” Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. The Fund may invest up to 35% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

The Fund’s investment adviser seeks to lower the risks of investing in securities by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

42	CALAMOS FAMILY OF FUNDS

Calamos Total Return Bond Fund

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Mortgage-related and Other Asset-backed Securities Risk — In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

•	Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

•	Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	U.S. Government Security Risk — Some securities issued by U.S. Government agencies or government-sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Non-U.S. Government Obligation Risk — An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

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Calamos Total Return Bond Fund

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•	MLP Risk — Investments in securities of MLPs involve risk that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to the potential conflicts of interest between the MLP and the MLP’s general partners, cash flow risks, dilution risks and risks related to the general partners right to require unit holders to sell their common units at an undesirable time or price.

•	MLP Tax Risk — MLPs generally do not pay federal income tax at the partnership level. Rather, each partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund.

•	MLP Liquidity Risk — Although common units of MLPs trade on the NYSE, the NASDAQ and Amex, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so. This may adversely affect the Fund’s ability to take advantage of other market opportunities or make dividend distributions.

•

Equity Securities of MLPs Risk — MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of

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Calamos Total Return Bond Fund

common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•	Total Return Swap Risk — A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	5.88% (12.31.08)	Lowest Quarterly Return:	-2.14% (12.31.16)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

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Calamos Total Return Bond Fund

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	6.27.07
Load Adjusted Return before taxes		-0.90%	1.48%	3.45%	3.85%
Load Adjusted Return after taxes on distributions		-2.09%	0.01%	2.02%	2.39%
Load Adjusted Return after taxes on distributions and sale of Fund shares		-0.42%	0.51%	2.12%	2.43%
Class C	6.27.07
Load Adjusted Return before taxes		1.39%	1.52%	3.09%	3.47%
Class I	6.27.07
Load Adjusted Return before taxes		3.31%	2.51%	4.12%	4.50%
Bloomberg Barclays Capital U.S. Aggregate Bond Index		3.54%	2.10%	4.01%	4.40%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	9 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	4 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	3 years	SVP, Sr. Co-Portfolio Manager
Chuck Carmody	2 years	VP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

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Calamos High Income Opportunities Fund

Investment Objective

Calamos High Income Opportunities Fund’s primary objective is the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain, where consistent with the Fund’s primary objective.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None
Redemption Fee on Shares Held Sixty Days or Less (as a percentage of amount redeemed)	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.48%	0.48%	0.48%	0.43%
Total Annual Fund Operating Expenses	1.33%	2.08%	1.08%	1.28%
Expense Reimbursement[1]	(0.33)%	(0.33)%	(0.33)%	(0.28)%
Total Annual Fund Operating Expenses After Reimbursement	1.00%	1.75%	0.75%	1.00%

1	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.00%, 1.75%, 0.75% and 1.00% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	325	572	874	1,732
Class C	278	586	1,056	2,356
Class I	77	276	530	1,256
Class T	349	590	881	1,707

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Calamos High Income Opportunities Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	325	572	874	1,732
Class C	178	586	1,056	2,356
Class I	77	276	530	1,256
Class T	349	590	881	1,707

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93.1% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of high yield fixed-income securities (often referred to as “junk bonds”) issued by both U.S. and foreign companies. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

The high yield fixed-income securities in which the Fund intends to invest have lower credit ratings than investment grade securities (those rated BBB or higher by S&P, or Baa or higher by Moody’s). However, junk bonds typically offer a significantly higher yield, as well as greater risks, than investment grade securities. S&P’s and Moody’s ratings are used only as preliminary indicators of investment quality. The Fund also uses its own credit research and analysis. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes, such as large-scale events on the country-wide, continental and global scale, implementing opportunistic investment strategies to capitalize on geopolitical trends.

The Fund may invest in both convertible (including synthetic convertible) and non-convertible high yield bonds. Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities. References in this prospectus to the Fund “investing” in any instrument, security or strategy include direct or indirect investment, including gaining exposure through derivatives, master limited partnerships or other investment companies.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Calamos High Income Opportunities Fund

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Foreign Securities Risk — There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•

Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule.

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Calamos High Income Opportunities Fund

Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•	Options Risk — There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on CALAMOS ADVISORS’ ability to predict pertinent market movements, which cannot be assured.

•	Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•	MLP Risk — Investments in securities of MLPs involve risk that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to the potential conflicts of interest between the MLP and the MLP’s general partners, cash flow risks, dilution risks and risks related to the general partners right to require unit holders to sell their common units at an undesirable time or price.

•	MLP Tax Risk — MLPs generally do not pay federal income tax at the partnership level. Rather, each partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund.

•

MLP Liquidity Risk — Although common units of MLPs trade on the NYSE, the NASDAQ and Amex, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these

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Calamos High Income Opportunities Fund

securities may be difficult to dispose of at a fair price when the Adviser desires to do so. This may adversely affect the Fund’s ability to take advantage of other market opportunities or make dividend distributions.

•	Equity Securities of MLPs Risk — MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

•	RIC Qualification Risk — To qualify for treatment as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships. If the Fund’s MLP investments exceed this 25% limitation then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of Fund distributions.

•	Mortgage-related and Other Asset-backed Securities Risk — In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

•	Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

•	Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	U.S. Government Security Risk — Some securities issued by U.S. Government agencies or government sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

PROSPECTUS	|	March 1, 2018	51

Calamos High Income Opportunities Fund

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	16.72% (6.30.09)	Lowest Quarterly Return:	-17.47% (12.31.08)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

52	CALAMOS FAMILY OF FUNDS

Calamos High Income Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	8.2.99
Load Adjusted Return before taxes		1.05%	2.90%	4.63%	5.85%
Load Adjusted Return after taxes on distributions		-1.04%	0.39%	2.24%	3.41%
Load Adjusted Return after taxes on distributions and sale of Fund shares		0.58%	1.12%	2.62%	3.60%
Class C	12.21.00
Load Adjusted Return before taxes		4.18%	3.10%	4.34%	5.98%
Class I	3.1.02
Load Adjusted Return before taxes		6.31%	4.17%	5.40%	6.66%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index		7.50%	5.78%	8.09%	7.18%
ICE BofAML U.S. High Yield Constrained Index (HUC4)		6.96%	5.59%	7.33%	6.68%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Effective July 1, 2017, the Fund changed its investment practices and non-fundamental 80% investment policy to allow the Fund to invest a greater percentage of Fund assets in certain types of securities. The Bloomberg Barclays U.S. High Yield 2% Issuer Cap Index (“Bloomberg Index”) reflects a more expanded investment opportunity set, reflective of the Fund’s current investment practices and policies. The Bloomberg Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	14 years	SVP, Sr. Co-Portfolio Manager
Eli Pars	4 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	3 years	SVP, Sr. Co-Portfolio Manager
Chuck Carmody	2 years	VP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	53

Calamos Market Neutral Income Fund

Investment Objective

Calamos Market Neutral Income Fund’s investment objective is high current income consistent with stability of principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Dividend Expense on Short Positions	0.20%	0.20%	0.20%	0.20%
Remainder of Other Expenses	0.16%	0.16%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.02%	1.27%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	352	622	911	1,735
Class C	306	637	1,093	2,358
Class I	104	325	563	1,248
Class T	376	643	930	1,746

54	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	352	622	911	1,735
Class C	206	637	1,093	2,358
Class I	104	325	563	1,248
Class T	376	643	930	1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81.1% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy can be characterized as “market neutral” because it seeks to achieve maximum current income while maintaining a low correlation to the fluctuations of the U.S. equity market as a whole. The Fund invests (i) equities (ii) convertible securities (including synthetic convertible securities) of U.S. companies without regard to market capitalization and (iii) employs short selling and enters into total return swaps to enhance income and hedge against market risk. The convertible securities in which the Fund invests may be either debt securities or preferred stocks that can be exchanged for common stock. The average term to maturity of the convertible securities purchased by the Fund will typically range from two to ten years.

A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may seek to generate income from option premiums by writing (selling) options. This would include the use of both call and put options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or ETFs (exchange traded funds).

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or ETFs.

The Fund may invest without limit in high yield fixed-income securities (often referred to as “junk bonds”). In addition, the Fund may engage in active and frequent trading of portfolio securities. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase

PROSPECTUS	|	March 1, 2018	55

Calamos Market Neutral Income Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Convertible Hedging Risk — If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

•	Covered Call Writing Risk — As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•	Short Sale Risk — The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•	Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

56	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

•	Total Return Swap Risk — A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

PROSPECTUS	|	March 1, 2018	57

Calamos Market Neutral Income Fund

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	7.97% (6.30.09)	Lowest Quarterly Return:	-6.67% (12.31.08)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-, five- and ten-year periods ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

58	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Class A	9.4.90
Load Adjusted Return before taxes		-0.40%	2.62%	2.48%	6.12%
Load Adjusted Return after taxes on distributions		-1.06%	1.90%	1.82%	4.42%
Load Adjusted Return after taxes on distributions and sale of Fund shares		0.30%	1.91%	1.84%	4.30%
Class C	2.16.00
Load Adjusted Return before taxes		2.82%	2.85%	2.21%	3.66%
Class I	5.10.00
Load Adjusted Return before taxes		4.75%	3.88%	3.23%	4.57%
Bloomberg Barclays U.S. Government/Credit Index		4.00%	2.13%	4.08%	6.15%
Citigroup 30-Day Treasury Bill Index		0.80%	0.22%	0.27%	2.53%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The Citigroup 30 Day T-Bill Index is generally considered representative of the performance of short-term money market investments. The Citigroup 30 Day T-Bill Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
Eli Pars	4 years	SVP, Sr. Co-Portfolio Manager
Jason Hill	5 years	SVP, Co-Portfolio Manager
David O’Donohue	2.5 years	VP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	59

Calamos Dividend Growth Fund

Investment Objective

Calamos Dividend Growth Fund’s investment objective is to seek income and capital appreciation primarily through investments in dividend paying equities.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.62%	0.73%	0.80%	0.72%
Total Annual Fund Operating Expenses	1.87%	2.73%	1.80%	1.97%
Expense Reimbursement[1]	(0.52)%	(0.63)%	(0.70)%	(0.62)%
Total Annual Fund Operating Expenses After Reimbursement	1.35%	2.10%	1.10%	1.35%

1	The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.35%, 2.10%, 1.10% and 1.35% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	606	936	1,343	2,478
Class C	313	724	1,329	2,965
Class I	112	426	840	1,997
Class T	384	732	1,170	2,388

60	CALAMOS FAMILY OF FUNDS

Calamos Dividend Growth Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	606	936	1,343	2,478
Class C	213	724	1,329	2,965
Class I	112	426	840	1,997
Class T	384	732	1,170	2,388

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15.3% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes, if any) in dividend-paying equities (including common and preferred stocks and invests in units of Master Limited Partnerships (“MLPs”). Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broader equity market. The Fund may invest up to 25% of its net assets in foreign equity securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government. The Fund may invest in options in furtherance of its investment strategy.

The Fund may invest up to 25% of its net assets in MLPs. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. By confining their operations to these specific activities, their interests or units, are able to trade on public securities exchanges similar to the shares of a corporation, without entity level taxation.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

PROSPECTUS	|	March 1, 2018	61

Calamos Dividend Growth Fund

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•	American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•	MLP Risk — Investments in securities of MLPs involve risk that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to the potential conflicts of interest between the MLP and the MLP’s general partners, cash flow risks, dilution risks and risks related to the general partners right to require unit holders to sell their common units at an undesirable time or price.

•	MLP Tax Risk — MLPs generally do not pay federal income tax at the partnership level. Rather, each partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund.

•	MLP Liquidity Risk — Although common units of MLPs trade on the NYSE, the NASDAQ and Amex, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so. This may adversely affect the Fund’s ability to take advantage of other market opportunities or make dividend distributions.

•	Equity Securities of MLPs Risk — MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

62	CALAMOS FAMILY OF FUNDS

Calamos Dividend Growth Fund

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•	RIC Qualification Risk — To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships. If the Fund’s MLP investments exceed this 25% limitation, due to other portfolio activity, the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of Fund distributions.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	6.23% (12.31.17)	Lowest Quarterly Return:	-6.43% (9.30.15)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

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Calamos Dividend Growth Fund

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	SINCE INCEPTION
Class A	8.5.13
Load Adjusted Return before taxes		15.24%	7.36%
Load Adjusted Return after taxes on distributions		13.08%	6.38%
Load Adjusted Return after taxes on distributions and sale of Fund shares		10.37%	5.62%
Class C	8.5.13
Load Adjusted Return before taxes		19.00%	7.74%
Class I	8.5.13
Load Adjusted Return before taxes		21.13%	8.82%
S&P 500 Index		21.83%	13.08%
Russell 1000 Index		21.69%	12.88%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	3 years	SVP, Sr. Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

64	CALAMOS FAMILY OF FUNDS

Calamos Emerging Market Equity Fund

Investment Objective

Calamos Emerging Market Equity Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	1.32%	1.32%	1.32%	1.20%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	2.70%	3.45%	2.45%	2.58%
Expense Reimbursement[2]	(0.92)%	(0.92)%	(0.92)%	(0.80)%
Total Annual Fund Operating Expenses After Reimbursement	1.78%	2.53%	1.53%	1.78%

1	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds and ETFs.

2	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.75%, 2.50%, 1.50% and 1.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	647	1,102	1,676	3,229
Class C	356	883	1,631	3,602
Class I	156	582	1,134	2,641
Class T	426	879	1,442	2,971

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Calamos Emerging Market Equity Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	647	1,102	1,676	3,229
Class C	256	883	1,631	3,602
Class I	156	582	1,134	2,641
Class T	426	879	1,442	2,971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 104.0% of the average value of its portfolio.

Principal Investment Strategies

The Fund anticipates that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowing for investment purposes, if any) in the equity securities of issuers whose principal activities are tied economically to developing or emerging market countries. These include securities of issuers (1) that are traded principally on a stock exchange or over-the-counter in emerging market countries; (2) that are organized under the laws of and have a principal office in emerging market countries; or (3) that derive 50% or more of their total revenues from, and/or have 50% or more of their total assets in, goods produced, sales made, profits generated or services performed in developing or emerging market countries. Countries may be considered to be developing or emerging markets if they are: (1) in any one of the Morgan Stanley Capital Index (“MSCI”) emerging market indices; (2) classified as a developing or emerging market (or similar or corresponding classification) by organizations such as the World Bank and the International Monetary Fund; or (3) have economies, industries and stock markets with similar characteristics to such countries.

In pursuing its investment objective, the Fund seeks out securities that, in the investment adviser’s opinion, offer the best opportunities for appreciation. The Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. The Fund may engage in active and frequent trading of portfolio securities.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

The Fund may invest in issuers of any market capitalization. Equity securities in which the Fund invests include common and preferred stocks, rights and warrants to purchase common stock and depositary receipts.

The Fund may utilize currency forwards and forward foreign currency contracts to reduce currency deviations. The Fund may also use futures for management of cash flows.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase

66	CALAMOS FAMILY OF FUNDS

Calamos Emerging Market Equity Fund

during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Growth Stock Risk — Growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

•	Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•	Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•	American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•	Small and Mid-Sized Company Risk — Small to mid-sized company stocks have historically been subject to greater investment risk than large company stock. The prices of small to mid-sized company stocks tend to be more volatile and less liquid than large company stocks. Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•	Portfolio Turnover Risk — The Fund may engage in active and frequent trading and have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

PROSPECTUS	|	March 1, 2018	67

Calamos Emerging Market Equity Fund

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	10.96% (3.31.17)	Lowest Quarterly Return:	-17.67% (9.30.15)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

68	CALAMOS FAMILY OF FUNDS

Calamos Emerging Market Equity Fund

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	SINCE INCEPTION
Class A	12.31.13
Load Adjusted Return before taxes		32.26%	1.09%
Load Adjusted Return after taxes on distributions		32.38%	1.17%
Load Adjusted Return after taxes on distributions and sale of Fund shares		18.47%	0.95%
Class C	12.31.13
Load Adjusted Return before taxes		36.90%	1.61%
Class I	12.31.13
Load Adjusted Return before taxes		39.07%	2.58%
MSCI Emerging Markets Index		37.75%	6.55%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Eli Pars	3 years	SVP, Sr. Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	since Fund’s inception	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	69

Calamos Global Convertible Fund

Investment Objective

Calamos Global Convertible Fund’s primary objective is total return through capital appreciation and current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	0.35%	0.34%	0.33%	0.32%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.46%	2.20%	1.19%	1.43%
Expense Reimbursement[2]	(0.10)%	(0.09)%	(0.08)%	(0.07)%
Total Annual Fund Operating Expenses After Reimbursement	1.36%	2.11%	1.11%	1.36%

1	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds.

2	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.35%, 2.10%, 1.10% and 1.35% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	360	657	985	1,915
Class C	314	670	1,163	2,519
Class I	113	362	639	1,429
Class T	385	677	999	1,908

70	CALAMOS FAMILY OF FUNDS

Calamos Global Convertible Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	360	657	985	1,915
Class C	214	670	1,163	2,519
Class I	113	362	639	1,429
Class T	385	677	999	1,908

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year the Fund’s portfolio turnover rate was 52.2% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in a globally-diversified portfolio of convertible securities (including synthetic convertible securities) issued by both U.S. and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible security is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in convertible securities, including synthetic convertible securities. The Fund may establish a synthetic convertible security by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may combine a basket of fixed-income securities with a basket of warrants or options that together produce economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 20% of its assets in securities of foreign issuers, including issuers in emerging markets. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

The Fund may invest up to 20% of its net assets in equity securities or securities with economic characteristics similar to stock or the equity markets. The Fund may also invest up to 20% of its net assets in high yield fixed-income securities, often referred to as “junk bonds”; however, such limitation shall not apply to convertible securities, including synthetic convertible securities. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. In addition, the Fund may engage in active and frequent trading of portfolio securities.

The Fund may use derivative instruments such as options, futures and forward contracts. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

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Calamos Global Convertible Fund

When buying and selling convertible securities, the Fund typically applies a four-step approach, without regard to market capitalization:

1.	Evaluating the default risk of the convertible security using traditional credit analysis;

2.	Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3.	Assessing the convertible security’s risk/return potential; and

4.	Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

As well, the Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by country, company, industry, sector and currency and by focusing on macro-level investment themes.

Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser views these strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar but non-convertible securities of the same issuer.

•	Synthetic Convertible Instruments Risk — The value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and

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options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. The Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested.

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•	Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•	American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Calamos Global Convertible Fund

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	5.29% (9.30.16)	Lowest Quarterly Return:	-5.74% (9.30.15)

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Calamos Global Convertible Fund

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	SINCE INCEPTION
Class A	12.31.14
Load Adjusted Return before taxes		8.72%	3.50%
Load Adjusted Return after taxes on distributions		7.72%	2.79%
Load Adjusted Return after taxes on distributions and sale of Fund shares		5.54%	2.48%
Class C	12.31.14
Load Adjusted Return before taxes		12.30%	4.44%
Class I	12.31.14
Load Adjusted Return before taxes		14.45%	5.47%
ICE BofAML Global 300 Convertible Index		16.06%	8.02%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	1 year	SVP, Sr. Co-Portfolio Manager
John Hillenbrand	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Nick Niziolek	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Eli Pars	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Jon Vacko	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Dennis Cogan	since Fund’s inception	SVP, Co-Portfolio Manager
Joe Wysocki	3 years	SVP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	75

Calamos Hedged Equity Income Fund

Investment Objective

Calamos Hedged Equity Income Fund’s investment objective is to seek total return with lower volatility than equity markets.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Other Expenses	1.14%	1.28%	1.31%	1.34%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.15%	3.04%	2.07%	2.35%
Expense Reimbursement[2]	(0.89)%	(1.03)%	(1.06)%	(1.09)%
Total Annual Fund Operating Expenses After Reimbursement	1.26%	2.01%	1.01%	1.26%

1	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds and ETFs.

2	The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2020 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class T are limited to 1.25%, 2.00%, 1.00% and 1.25% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	597	947	1,414	2,701
Class C	304	739	1,410	3,205
Class I	103	437	911	2,225
Class T	375	755	1,274	2,699

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You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	597	947	1,414	2,701
Class C	204	739	1,410	3,205
Class I	103	437	911	2,225
Class T	375	755	1,274	2,699

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 49.2% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve total return with lower volatility than equity markets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and securities with economic characteristics similar to stock or the equity markets. The Fund invests in a broadly diversified portfolio of equity securities while also writing (selling) index call and put options and/or entering into other options strategies on equity securities and/or broad based indices. The Fund may write call options (i) on a portion of the equity securities in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or ETFs (exchange traded funds).

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or ETFs. The Fund may also engage in active and frequent trading of portfolio securities.

Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, options on equities, and American Depositary Receipts (ADRs). The Fund may also invest in fixed-income securities.

The Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. In particular, the Fund may hedge some or all of the currency exposure of foreign securities by entering into forward foreign currency contracts, futures or other derivatives.

The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes. The Fund intends that its option-based risk management strategy will reduce the volatility inherent in investments in equity securities over time.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Covered Call Writing Risk — As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between

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Calamos Hedged Equity Income Fund

the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. The Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested.

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund (i.e., the Fund’s long position) fall, the value of your investment in the Fund will decline.

•	Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•	Correlation Risk — The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to that of the indices underlying its option positions.

•	Interest Rate Risk — The value of fixed-income securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term fixed-income securities than shorter-term fixed-income securities. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

•	Credit Risk — An issuer of a fixed-income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•

Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another

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investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The Fund may also engage in short sales of the securities of other investment companies.

•	Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•	Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Fund Performance

The following bar chart and table indicate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) cannot predict how it will perform in the future. Updated performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

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Calamos Hedged Equity Income Fund

CLASS A ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	4.29% (12.31.15)	Lowest Quarterly Return:	-4.26% (9.30.15)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2017 and since the Fund’s inception compared with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Fund’s Class A shares, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	SINCE INCEPTION
Class A	12.31.14
Load Adjusted Return Before Taxes		2.88%	2.83%
Load Adjusted Return After Taxes on Distributions		2.79%	2.52%
Load Adjusted Return After Taxes on Distributions and Sale of Fund Shares		1.70%	2.15%
Class C	12.31.14
Load Adjusted Return Before Taxes		6.25%	3.75%
Class I	12.31.14
Load Adjusted Return Before Taxes		8.37%	4.81%
S&P 500 Index		21.83%	11.41%
Bloomberg Barclays U.S. Aggregate Bond Index		3.54%	2.24%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

80	CALAMOS FAMILY OF FUNDS

Calamos Hedged Equity Income Fund

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S.-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The Bloomberg Barclays U.S. Aggregate Bond Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
Eli Pars	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Jason Hill	since Fund’s inception	SVP, Co-Portfolio Manager
David O’Donohue	2.5 years	VP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

PROSPECTUS	|	March 1, 2018	81

Calamos Phineus Long/Short Fund

Investment Objective

Calamos Phineus Long/Short Fund’s investment objective is to seek strong, risk-adjusted and absolute returns in the context of prevailing market conditions across the global equity universe.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calamos Funds. You may qualify for sales charge discounts on purchases of Class T shares if you invest at least $250,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares does the Fund offer?” on page 108 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 69 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS C	CLASS I	CLASS T
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	None	0.25%
Dividend and Interest Expense on Short Sales[1]	0.98%	0.99%	0.98%	1.10%
Other Expenses	0.23%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[2]	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.80%	3.55%	2.54%	2.91%

1	“Interest and dividend expenses on short positions” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Calamos Advisors LLC. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

2	“Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Fund’s investment in various money market funds and ETFs.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	745	1,302	1,884	3,455
Class C	458	1,088	1,840	3,818
Class I	257	791	1,350	2,875
Class T	537	1,128	1,745	3,402

82	CALAMOS FAMILY OF FUNDS

Calamos Phineus Long/Short Fund

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	745	1,302	1,884	3,455
Class C	358	1,088	1,840	3,818
Class I	257	791	1,350	2,875
Class T	537	1,128	1,745	3,402

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 167.8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund aims to achieve its investment objective primarily by investing globally in publicly listed equity securities, including common stock and American Depositary Receipts (“ADRs”), of issuers of all market capitalizations that operate in the knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies, including exchange-traded funds (“ETFs”), that track or otherwise provide exposure to such sectors. The Fund’s investment adviser (the “Advisor”) believes that the heterogeneous, disruptive and volatile nature of many of these sectors is well suited for long/short equity investing. Long investing generally involves buying a security expecting to profit from an increase in its price. Short investing generally involves selling a security that the Fund does not own expecting to profit from a decline in its price at a later time. The Advisor will also consider investing in other sectors if, in the Advisor’s opinion, such long and short exposures have favorable potential for contributing value. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts, without investing directly in the underlying asset. The Fund may also use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. The Fund may also invest in cash and cash equivalents.

The Advisor pursues a fundamental, global approach that incorporates a blend of top-down and bottom-up considerations. The advantages of its investment process are based upon: 1) a comprehensive assessment of what drives share prices; 2) how companies and industries are analyzed; and 3) the flexible management of style, capitalization and country factors. The Advisor believes that flexible asset allocation across the global equity universe, with less emphasis upon the traditional role of benchmarks, provides the potential for excess returns.

The Advisor’s approach is primarily derived from its assessment of corporate and economic fundamentals. Equally, the Fund’s strategy allows for all investment styles (for example, growth versus value, small versus large capitalization) to be considered depending upon a company’s business model, prevailing market conditions and the economic cycle. The Advisor believes that stocks with common style characteristics can behave similarly, often in response to the economic cycle, and that these characteristics are an additional source of return that should be identified.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Under certain conditions, even if the value of the Fund’s long positions are rising, this could be offset by declining values of the Fund’s short positions. Conversely, it is possible that rising values of the Fund’s short positions could be offset by declining values of the Fund’s long positions. In either scenario the Fund may experience losses. In a market where the value of both the Fund’s long and short positions are declining, the Fund may experience substantial losses.

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Calamos Phineus Long/Short Fund

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•	Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund’s securities may decline generally. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund (i.e., the Fund’s long position) fall, the value of your investment in the Fund will decline.

•	Short Sale Risk — The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price.

•	Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•	Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

•	Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•	American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•	Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•	Forward Foreign Currency Contract Risk — Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

•	Geographic Concentration Risk — Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

84	CALAMOS FAMILY OF FUNDS

Calamos Phineus Long/Short Fund

•	Small and Mid-Sized Company Stock Risk — Small to mid-sized company stocks have historically been subject to greater investment risk than large company stock. The prices of small to mid-sized company stocks tend to be more volatile and less liquid than large company stocks. Small and mid-sized companies may have no or relatively short operating histories, or be newly formed public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

•	Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. Additionally, if the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The Fund may also engage in short sales of the securities of other investment companies.

•	Derivatives Risk — Derivatives are instruments, such as futures, options and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the options market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured. The Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose the Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, the Fund may be exposed to a risk that losses may exceed the amount originally invested.

•	Futures and Forward Contracts Risk — Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the options. Forward contracts involve a negotiated obligation to purchase or sell an asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

PROSPECTUS	|	March 1, 2018	85

Calamos Phineus Long/Short Fund

•	Leveraging Risk — Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. Leveraging risk is the risk that certain transactions of the Fund may cause the Fund to be more volatile and experience greater losses than if it had not been leveraged. The Fund’s use of short sales and investments in derivatives subject the Fund to leveraging risk.

•	Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk — The portfolio manager may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•	Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

•	Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Fund Performance

The performance shown in the bar chart and performance table for 2017 is the Fund’s performance whereas performance for the years prior to 2017 is that of another investment vehicle (the “Predecessor Fund”) prior to the commencement of the Fund’s operations. The Predecessor Fund was reorganized into Class I shares of the Fund on April 6, 2016. On October 1, 2015, the parent company of Calamos Advisors purchased Phineus Partners LP (“Phineus”), the prior general partner and investment manager to the Predecessor Fund and investment manager to the Predecessor Fund’s master fund. Calamos Advisors served as the investment manager to the Predecessor Fund’s master fund from October 1, 2015 to April 5, 2016 and the general partner and investment manager of the Predecessor Fund from February 25, 2016 and April 5, 2016. The Predecessor Fund commenced operations on May 1, 2002 and, since that time, has had various periods where it implemented its investment strategy directly on a stand-alone basis or indirectly through its investment in a master fund, which had the same investment policies, objectives, guidelines and restrictions as the Predecessor Fund. Regardless of whether the Predecessor Fund operated as a stand-alone fund or invested indirectly through a master fund, Phineus and Calamos Advisors managed the Predecessor Fund’s assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Class A share, and with respect to the table, Class C share expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. Updated Fund performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s performance for the years prior to 2017 and the Fund’s performance for 2017 by showing how the Predecessor Fund’s and the Fund’s average annual total returns for 1 year, 5 year, 10 year and since inception periods, as applicable, compare with those of a broad measure of market performance. Of course, the Predecessor Fund’s and the Fund’s past performance (before and after taxes) do not necessarily indicate how the Fund will perform in the future. “Since Inception” returns shown for each index are returns since the inception of the Predecessor Fund (on May 1, 2002), or since the nearest subsequent month end when comparative index data is available only for full monthly periods.

86	CALAMOS FAMILY OF FUNDS

Calamos Phineus Long/Short Fund

ANNUAL TOTAL RETURN FOR YEARS ENDED 12.31

Highest Quarterly Return:	41.61% (6.30.09)	Lowest Quarterly Return:	-14.99% (6.30.12)

Average Annual Total Returns as of 12.31.17

The following table shows how the Fund’s average annual performance (before and after taxes) for the one-year period ended December 31, 2017 and since the Predecessor Fund’s inception compare with broad measures of market performance. “Since Inception” returns shown for each index are returns since the inception of the Predecessor Fund, or since the nearest subsequent month end when comparative index data is available only for full monthly periods. The after-tax returns show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The after-tax returns are shown only for Class A shares, and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A. “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

PROSPECTUS	|	March 1, 2018	87

Calamos Phineus Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS — FOR THE PERIODS ENDED 12.31.17[1]
	INCEPTION DATE OF CLASS	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION

Class A	5.1.02
Load Adjusted Return before taxes		3.71%	8.00%	8.43%	11.04%
Load Adjusted Return after taxes on distributions		3.30%	7.84%	8.35%	10.99%
Load Adjusted Return after taxes on distributions and sale of Fund shares		2.23%	6.25%	6.88%	9.52%
Class C	5.1.02
Load Adjusted Return before taxes		7.07%	8.23%	8.16%	10.58%
Class I	5.1.02
Load Adjusted Return before taxes		9.22%	9.34%	9.25%	11.69%
S&P 500 Index		21.83%	15.79%	8.50%	8.10%
MSCI World Index		23.07%	12.26%	5.63%	7.69%

1	Because the Fund’s Class T shares have not been offered for a full calendar year, the information provided above represents the performance of the Fund’s Class A, Class C and Class I shares. Class T shares would have substantially similar performance because the shares are invested in the same portfolio of securities. The gross annual returns of the Class T shares will be different from the gross annual returns of Class A, Class C and Class I shares because the Total Annual Fund Operating Expenses associated with each class will be different.

The MSCI World Index is designed to measure the equity market performance of developed markets. The MSCI World Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
Michael Grant	since Fund’s inception	SVP, Sr. Co-Portfolio Manager

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Other Important Information Regarding Fund Shares” on page 89 of the prospectus.

88	CALAMOS FAMILY OF FUNDS

Other Important Information Regarding Fund Shares

Buying and Redeeming Fund Shares

Minimum Initial Investment

Classes A and C: $2,500/$500 for IRA

Class I: $1,000,000

Class T: Please contact the financial intermediary through which you are purchasing Fund shares for further information about specifics regarding Class T Shares, including investment minimums.

Minimum Additional Investment

Classes A and C: $50

Class I: None

Class T: Please contact the financial intermediary through which you are purchasing Fund shares for further information about specifics regarding Class T Shares, including investment minimums.

To Place Orders

Please contact your broker or other intermediary, or place your order directly:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Phone: 800.582.6959

Transaction Policies

The Funds’ shares are redeemable. In general, investors may purchase, redeem, or exchange Fund shares on any day the New York Stock Exchange is open by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary. Orders to buy and redeem shares are processed at the next net asset value (share price or “NAV”) to be calculated only on days when the New York Stock Exchange is open for regular trading.

Class I and T may not be available for purchase directly from the Funds. Please contact us at 800.582.6959 to inquire further about such availability.

Tax Information

The Funds’ distributions will generally be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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What are the investment objectives and principal strategies common to the Funds?

As described above, each Fund has different investment objectives and strategies, and may invest in different securities. The Funds differ principally in (i) how important growth potential and/or current income is considered when selecting investments, (ii) the types of securities selected as investments, such as convertible, fixed-income, equity or foreign securities, and (iii) the risks involved with an investment in a Fund.

When buying and selling growth-oriented securities, the investment adviser focuses on the company’s earnings growth potential coupled with financial strength and stability. When buying and selling value-oriented securities, the investment adviser focuses on how a company’s stock is valued relative to what the Fund’s investment adviser considers to be the company’s worth, the financial strength of the issuer and whether there is a near-term catalyst that could trigger an increase in the stock’s price. Whether examining growth-oriented or value-oriented securities for selection, the Fund focuses on individual stock selection (referred to as a “bottom-up approach”) and quantitative research.

When buying and selling fixed-income securities, the investment adviser’s analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology and foreign business exposure.

When buying and selling convertible securities, a Fund typically applies a four-step approach:

1.	Evaluating the default risk of the convertible security using traditional credit analysis;

2.	Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3.	Assessing the convertible security’s risk/return potential; and

4.	Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

In analyzing the appreciation potential of the underlying common stock and the default risk of a convertible security, a Fund generally considers the issuer’s financial soundness, ability to make interest and dividend payments, earnings and cash flow forecast and quality of management.

In seeking to meet the Funds’ respective investment objectives, the Funds’ investment adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities. At the portfolio level, risk management tools are also used, such as diversification across companies, sectors and industries to achieve a risk-reward profile suitable for each Fund’s objectives.

A Fund’s investment objectives may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”). There can be no assurance that a Fund will achieve its investment objectives.

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Principal Risks of Investing in a Fund

This prospectus describes the risks you may face as an investor in the CALAMOS FAMILY OF FUNDS. It is important to keep in mind that generally, investments with a higher potential reward also have a higher risk of losing money. The reverse is also commonly true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for a long period of time to ride out down periods.

As with any security, there are market and investment risks associated with your investment in the Funds. The value of your investment will fluctuate over time, and it is possible to lose money.

In response to market, economic, political, or other conditions, a Fund may temporarily invest for defensive purposes. If a Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

What are the principal risks that apply to all of the Funds?

Market Risk. The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security. If there is a general decline in the stock or fixed-income market, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests.

Market Disruption Risk. Certain events have a disruptive effect on securities markets, including but not limited to, terrorist attacks, war and other geopolitical events or catastrophes. The Funds’ investment adviser, CALAMOS ADVISORS, cannot predict the effect of similar events in the future on the U.S. or foreign economies. Certain securities such as high yield and equity securities tend to be impacted more by these events than other types of securities in terms of price and volatility.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars and terror attacks), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Funds’ investments, causing the value of the Funds’ investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. As a result, the United Kingdom will remain a member state, subject to European law, with privileges to provide services under the single market directives for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common

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currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Investment Management Risk. Whether a Fund achieves its investment objective(s) is significantly impacted by whether CALAMOS ADVISORS is able to choose suitable investments for each Fund.

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What are the principal risks specific to each Fund?

RISKS	GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
American Depositary Receipts	🌑	🌑	🌑	🌑	🌑	🌑
Equity Securities Risk	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑
Growth Stock Risk	🌑		🌑	🌑	🌑	🌑	🌑
Value Stock Risk		🌑			🌑
Mid-Sized Company Risk	🌑	🌑	🌑		🌑	🌑	🌑	🌑
Small Company Risk		🌑	🌑		🌑	🌑	🌑	🌑
Securities Lending Risk	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑
Foreign Securities Risk	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑
Emerging Markets Risk			🌑	🌑	🌑		🌑
Forward Foreign Currency Contract Risk	🌑		🌑	🌑	🌑	🌑		🌑
Currency Risk
Geographic Concentration Risk
Convertible Securities Risk				🌑		🌑	🌑	🌑
Synthetic Convertible Instruments Risk				🌑		🌑	🌑	🌑
Rule 144A Securities Risk						🌑	🌑	🌑
Debt Securities Risk				🌑		🌑	🌑	🌑
High Yield Fixed-Income Securities (Junk Bond) Risk				🌑		🌑	🌑	🌑
Short Sale Risk
Options Risk	🌑	🌑				🌑	🌑	🌑
Portfolio Turnover Risk	🌑	🌑		🌑
Tax Risk						🌑	🌑	🌑
Derivatives Risk
Futures and Forward Contracts
Leveraging Risk
Liquidity Risk						🌑	🌑	🌑
Portfolio Selection Risk	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑
Sector Risk	🌑	🌑		🌑	🌑		🌑	🌑
Cash Holdings Risk
MLP Risk
RIC Qualification Risk
Mortgage-Related and Other Asset-Backed Securities Risk
U.S. Government Security Risk
Convertible Hedging Risk
Covered Call Writing Risk
REITs Risk
Total Return Swap Risk
Other Investment Company Risk
Correlation Risk
Non-Diversified Risk

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RISKS	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	DIVIDEND GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL CONVERTIBLE FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/ SHORT FUND
American Depositary Receipts Risk				🌑	🌑	🌑	🌑	🌑
Equity Securities Risk		🌑	🌑	🌑	🌑	🌑	🌑	🌑
Growth Stock Risk					🌑
Value Stock Risk
Mid-Sized Company Risk			🌑		🌑			🌑
Small Company Risk			🌑		🌑			🌑
Securities Lending Risk	🌑	🌑		🌑	🌑	🌑
Foreign Securities Risk	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑
Emerging Markets Risk		🌑			🌑	🌑		🌑
Forward Foreign Currency Contract Risk					🌑	🌑	🌑	🌑
Currency Risk					🌑	🌑	🌑	🌑
Geographic Concentration Risk					🌑	🌑		🌑
Convertible Securities Risk	🌑	🌑	🌑			🌑	🌑
Synthetic Convertible Instruments Risk	🌑	🌑	🌑			🌑
Rule 144A Securities Risk	🌑	🌑	🌑	🌑		🌑	🌑
Debt Securities Risk	🌑	🌑	🌑			🌑	🌑
High Yield Fixed-Income Securities (Junk Bond) Risk	🌑	🌑	🌑			🌑
Short Sale Risk			🌑					🌑
Options Risk	🌑	🌑	🌑	🌑		🌑	🌑	🌑
Portfolio Turnover Risk			🌑		🌑	🌑	🌑	🌑
Tax Risk	🌑	🌑	🌑	🌑		🌑	🌑
Derivatives Risk	🌑	🌑	🌑			🌑	🌑	🌑
Futures and Forward Contracts	🌑	🌑		🌑	🌑	🌑	🌑	🌑
Leveraging Risk								🌑
Liquidity Risk	🌑	🌑	🌑	🌑				🌑
Portfolio Selection Risk	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑
Sector Risk			🌑		🌑	🌑	🌑	🌑
Cash Holdings Risk								🌑
MLP Risk	🌑	🌑		🌑
RIC Qualification Risk		🌑		🌑
Mortgage-Related and Other Asset-Backed Securities Risk	🌑	🌑
U.S. Government Security Risk	🌑	🌑
Non-U.S. Government Obligations Risk	🌑
Convertible Hedging Risk			🌑
Covered Call Writing Risk			🌑				🌑
REITs Risk							🌑
Total Return Swap Risk	🌑		🌑
Other Investment Company Risk		🌑					🌑	🌑
Correlation Risk							🌑
Non-Diversified Risk								🌑

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

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Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Growth Stock Risk. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

Value Stock Risk. Value stocks involve the risk that they may never reach what CALAMOS ADVISORS believes is their full market value, either because the market failed to recognize the stocks’ intrinsic worth or CALAMOS ADVISORS misgauged that worth. Because different types of stocks tend to shift in and out of favor depending on market conditions, a value fund’s performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

Mid-Sized Company Risk. Mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of mid-sized company stocks tend to be more volatile than prices of large company stocks.

Small Company Risk. Small company stocks have historically been subject to greater investment risk than mid-sized and large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of mid-sized and large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Securities Lending Risk. A Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to CALAMOS ADVISORS on, the creditworthiness of the firms to which a Fund lends securities. A Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

Foreign Securities Risk. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Other Investment Companies (including ETFs) Risk. A Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment

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company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Emerging Markets Risk. Investment in foreign securities may include investment in securities of foreign issuers located in less developed countries, which are sometimes referred to as emerging markets. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. A Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of a Fund’s holdings. A Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at attractive prices, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency transactions are also subject to the risk that the other party in the transaction will default on its contractual obligation, which would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of a currency, if any, at the current market price. If a Fund enters into a forward foreign currency contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract.

Currency Risk. To the extent that a Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although a Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. A Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent a Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

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Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value increases as prevailing interest rate levels decline. However, a convertible security’s market value will also be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. A convertible security’s conversion value tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases.

As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock.

If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. Consequently, the issuer’s convertible securities entail less risk than its common stock.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Rule 144A Securities Risk. Certain of the Funds may invest in convertible securities and synthetic convertible instruments, which typically are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, a Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of a Fund’s assets invested in illiquid securities would increase. Typically, a Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by a fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Debt Securities Risk. Debt securities are subject to various risks, including interest rate risk, credit risk and default risk. Interest rate risk is the risk that a Fund’s investments in debt securities will decrease in value as a result of an increase in interest rates. Generally, there is an inverse relationship between the value of a debt security and interest rates. Therefore, the value of debt securities generally decrease in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter-term debt securities. Recent fixed-income market events, including changes in interest rates by the Federal Reserve Board, may subject a Fund to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return. Credit risk is the risk that a debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

High Yield Fixed-Income Securities (Junk Bonds) Risk. Investment in junk bonds entails a greater risk than an investment in higher-rated securities. Although junk bonds typically pay higher interest rates than investment-grade bonds, there is a greater likelihood that the company issuing the junk bond will default on interest and principal payments. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets to repay them. Junk bonds are also more sensitive to adverse economic changes or individual corporate developments than higher quality bonds. During a period of adverse economic changes, including a period of rising interest rates, companies issuing junk bonds may be unable to make principal and interest payments.

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Short Sale Risk. Short sales involve risks. A Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security (i.e., the Fund’s short position) increases between the date of the short sale and the date the Fund replaces the security. A Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. A Fund might be unable to implement these strategies because of the lack of attractive short sale opportunities. If a convertible security used to cover a short position is called before conversion, a Fund may be required to purchase the security sold short at a price in the open market above the price at which the Fund had sold the security short.

Options Risk. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A Fund’s ability to utilize options successfully will depend on CALAMOS ADVISORS’ ability to predict pertinent market movements, which cannot be assured.

A Fund’s ability to close out its position as a purchaser or seller of an Options Clearing Corporation or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

Unless the parties provide for it, there is no central clearing or guaranty function in an over-the-counter option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an over-the-counter option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, CALAMOS ADVISORS must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the over-the-counter option will be satisfied.

A Fund may also purchase or write over-the-counter put or call options, which involves risks different from, and possibly greater than, the risks associated with exchange-listed put or call options. In some instances, over-the-counter put or call options may expose a Fund to the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. In addition, a Fund may be exposed to a risk that losses may exceed the amount originally invested.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities. Such sales may also result in the realization of capital gains, including short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact a Fund’s performance. It is possible that a Fund engaging in active and frequent trading may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net longer term performance. The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Funds may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Any such failure to comply with the rules applicable to regulated investment companies could cause the Fund to fail to qualify as such.

Leveraging Risk. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. Leveraging risk is the risk that certain transactions of the Fund may cause the Fund to be more volatile and experience greater losses than if it had not been leveraged. A Fund’s use of short sales and investments in derivatives subject the Fund to leveraging risk.

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Derivatives Risk. Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives may be more volatile than other investments and may magnify a Fund’s gains or losses. Successful use of derivatives depends upon the level to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate with the value of derivatives it purchased or sold. The potential lack of a liquid secondary market for a derivative may present a Fund from closing its derivatives positions and to limit losses or realize profits. Derivatives may be purchased for a fraction of their value and small price movements may result in an immediate and substantial loss to a Fund.

The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Sector Risk. To the extent a Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that a Fund may underperform the broader market, or experience greater volatility.

Cash Holdings Risk. The Fund may invest in cash and cash equivalents for indefinite periods of time when the Fund’s investment adviser determines the prevailing market environment warrants doing so. When the Fund holds cash positions, it may lose opportunities to participate in market appreciation, which may result in lower returns than if the Fund had remained fully invested in the market. Furthermore, cash and cash equivalents may generate minimal or no income and could negatively impact the Fund’s performance and ability to achieve its investment objective.

MLP Risk. Investments in securities of MLPs involve risk that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to the potential conflicts of interest between the MLP and the MLP’s general partners, cash flow risks, dilution risks and risks related to the general partners right to require unit holders to sell their common units at an undesirable time or price.

MLP Tax Risk. MLPs generally do not pay federal income tax at the partnership level. Rather, each partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund.

MLP Liquidity Risk. Although common units of MLPs trade on the NYSE, the NASDAQ and Amex, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so. This may adversely affect the Fund’s ability to take advantage of other market opportunities or make dividend distributions.

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Equity Securities of MLPs Risk. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

RIC Qualification Risk. To qualify for treatment as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships. The Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships.

If the Fund’s MLP investments exceed this 25% limitation then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of Fund distributions.

Mortgage-related and Other Asset-backed Securities Risk. In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

Extension Risk. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk. When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

U.S. Government Security Risk. Some securities issued by U.S. Government agencies or government sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

Non-U.S. Government Obligation Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

Convertible Hedging Risk. If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

Covered Call Writing Risk. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security, covering the call option above the sum of the premium and the exercise price of the call.

REITs Risk. Investments in the real estate industry, including real estate investment trusts (REITs), are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under

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environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Non-Diversified Risk. A Fund is non-diversified if it may invest in securities of relatively few issuers. As a result, a Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio security holdings disclosure

A description of the Funds’ policies and procedures in connection with the disclosure of portfolio security holdings of the Funds is available in the statement of additional information and on the Funds’ website, www.calamos.com.

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Who manages the Funds?

The Funds’ investments are managed by CALAMOS ADVISORS LLC, 2020 Calamos Court, Naperville, IL. CALAMOS ADVISORS is a wholly owned subsidiary of CALAMOS INVESTMENTS LLC (“CILLC”). CALAMOS ASSET MANAGEMENT, INC. (“CAM”) is the sole manager of CILLC. As of December 31, 2017, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by CALAMOS PARTNERS LLC (“CPL”). CPL was owned by CALAMOS FAMILY PARTNERS, INC. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr.

Subject to the overall authority of the board of trustees, CALAMOS ADVISORS provides continuous investment supervision and management to the Funds under a management agreement and also furnishes office space, equipment and management personnel. For these services, each Fund pays CALAMOS ADVISORS a fee based on its average daily net assets, which is accrued daily and paid on a monthly basis. The Funds paid fees (before any reimbursement) under the management agreement during the fiscal year ended October 31, 2017 in the following amounts as a percentage of their average net assets:

FUND	FISCAL YEAR ENDED OCTOBER 31, 2017
Calamos Growth Fund	0.89%
Calamos Opportunistic Value Fund	1.00%
Calamos International Growth Fund	0.94%
Calamos Evolving World Growth Fund	1.10%
Calamos Global Equity Fund	0.97%
Calamos Growth and Income Fund	0.69%
Calamos Global Growth and Income Fund	1.00%
Calamos Convertible Fund	0.74%
Calamos Total Return Bond Fund	0.51%
Calamos High Income Opportunities Fund	0.70%
Calamos Market Neutral Income Fund	0.67%
Calamos Dividend Growth Fund	1.00%
Calamos Emerging Market Equity Fund	1.10%
Calamos Global Convertible Fund	0.85%
Calamos Hedged Equity Income Fund	0.75%
Calamos Phineus Long/Short Fund	1.25%

For the International Growth Fund and the Global Equity Fund, the fee payable under the management agreement is determined by calculating a base fee and applying a performance adjustment, as described in further detail below. The payment and calculation of the performance adjustment is subject to the ultimate supervision of the board of trustees. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

For the International Growth Fund, the performance adjustment equally increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index over the performance measurement period on an annualized basis. For the Global Equity Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index over the performance measurement period on an annualized basis.

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The maximum monthly performance adjustment for each Fund is plus or minus 1/12 of 0.30% of the Fund’s average daily net assets during the performance measurement period.

The performance adjustment rate is calculated by comparing each Fund’s NAV per Class A share to the performance of its respective Index over the performance measurement period. The performance measurement period for the International Growth Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months. The performance measurement period for the Global Equity Fund began at the start of the first full month of operation (March 1, 2007) and includes the trailing 36 months. Prior to February 1, 2008, only the base fee was payable, and there was no performance adjustment. Commencing in February 2008, the base fee was subject to adjustment based on the performance of the Fund’s Class A shares relative to that of the MSCI World Index over the 12 calendar months ended February 29, 2008. For each succeeding month through February 2010, the performance measurement period increased by one month, and thereafter the performance measurement period became the trailing 36 months.

Because the performance adjustment is tied to the Fund’s performance relative to that of the Index (and not to its absolute performance), the performance adjustment could increase the fee payable to CALAMOS ADVISORS even if the Fund’s shares lose value during the performance measurement period and could decrease that fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the base fee and the performance adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the base fee, versus average daily net assets during the performance measurement period for the performance adjustment). Fund performance is calculated net of expenses, whereas the Index does not bear any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Index. The base fee is calculated and accrued daily. The performance adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The management fee is paid monthly in arrears. If the board of trustees determines that another index is appropriate for the Fund, it may designate a successor index to be substituted for the Index, subject to approval by shareholders.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Growth Fund, Evolving World Growth Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, and Market Neutral Income Fund, as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class C shares, 1.50% for Class I shares and 1.75% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expense on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020 for each Fund. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the High Income Opportunities Fund, as a percentage of the average net assets of the particular class of shares, to 1.00% for Class A shares, 1.75% for Class C shares, 0.75% for Class I shares and 1.00% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expense on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020 for each Fund. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Opportunistic Value Fund, as a percentage of the average net assets of the particular class of shares, to 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Class I shares and 1.15% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expense on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the International Growth Fund and Global Equity Fund, as a percentage of the average net assets of the particular class of shares, to 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares and 1.40% for Class T shares, provided that such limitations for any period will be adjusted upward or downward by the performance adjustment for the period. For example, a 0.10% upward adjustment to the management fee would mean that CALAMOS ADVISORS would reimburse Fund expenses so that total annual fund operating

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expenses are limited to 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class I shares, and 1.50% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expense on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020 for each Fund. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Total Return Bond Fund, as a percentage of the average net assets of the particular class of shares, to 0.90% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares and 0.90% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expenses on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Dividend Growth Fund, as a percentage of the average net assets of the particular class of shares, to 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.35% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expenses on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Emerging Market Equity Fund, as a percentage of the average net assets of the particular class of shares, to 1.75% for Class A shares, 2.50% for Class C shares, 1.50% for Class I shares and 1.75% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expenses on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Global Convertible Fund, as a percentage of the average net assets of the particular class of shares, to 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.35% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expenses on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Hedged Equity Income Fund, as a percentage of the average net assets of the particular class of shares, to 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.25% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expenses on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

CALAMOS ADVISORS has contractually agreed to limit the annual ordinary operating expenses of the Phineus Long/Short Fund, as a percentage of the average net assets of the particular class of shares to 2.00% for Class A shares, 2.75% for Class C shares, 1.75% for Class I shares and 2.00% for Class T shares. For purposes of this expense limitation agreement, operating expenses do not include dividend expenses on short positions. This expense limitation agreement is binding on CALAMOS ADVISORS through March 1, 2020. This undertaking is binding on CALAMOS ADVISORS and any of its successors and assigns. This agreement is not terminable by either party.

At a meeting held on June 21, 2017, the board of trustees unanimously approved the renewal of the management agreement for each Fund. A discussion regarding the basis for the approval by the board of trustees of the management agreement for the Funds, is included in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2017.

CALAMOS ADVISORS LLC has been named as a defendant in a complaint captioned Chill v. Calamos Advisors LLC, et al., which was filed in the United States District Court for the Southern District of New York on February 11, 2015 (the “Complaint”). The

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Complaint, which was filed by two shareholders of an open-end investment company advised by Calamos, also names as a defendant Calamos Financial Services LLC (CALAMOS ADVISORS LLC and Calamos Financial Services LLC are referred to as the “Defendants”). The Complaint alleges that Calamos breached its fiduciary duty under Section 36(b) of the 1940 Act with respect to its receipt of advisory fees paid by the open-end investment company, and that the Defendants breached their fiduciary duties under Section 36(b) with respect to the receipt of distribution and servicing fees paid by the open-end investment company. The Complaint, which the plaintiffs purport to bring on behalf of the open-end investment company, does not relate to the Fund. The Complaint requests relief in the form of (i) a declaration that the Defendants violated Section 36(b) of the 1940 Act, (ii) permanent enjoinment of the Defendants from further violating Section 36(b), (iii) compensatory damages, including repayment of excessive investment advisory fees and distribution fees, (iv) rescinding such open-end investment company’s investment management agreement and distribution plan and (v) reasonable costs. In April 2017, the parties stipulated to the dismissal, with prejudice, of plaintiffs’ claims that alleged excessive Rule 12b-1 distribution fees and extraction of additional compensation for investment advisory services. As a result, Calamos Financial Services LLC was dismissed from this lawsuit. The stipulation was not the result of a settlement or compromise or the payment of any consideration by Defendants to plaintiffs or plaintiffs’ counsel.

The Defendants believe that the Complaint is without merit, and intend to defend themselves vigorously against the allegations. Calamos also believes that the Complaint will not have a material adverse effect on the ability of CALAMOS ADVISORS LLC to perform its obligations under its investment management agreement with the Fund.

On January 10, 2017, Calamos Asset Management, Inc. (“CAM” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Calamos Partners LLC, a Delaware limited liability company (“Parent”), and CPCM Acquisition, Inc., a Delaware corporation (“Offeror”) and wholly owned subsidiary of Parent, pursuant to which, among other things, (i) Offeror and Parent agreed to make a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CAM’s Class A Common Stock, par value $0.01 per share (the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”) and (ii) after the completion of the Offer and subject to the satisfaction or waiver of certain conditions, the Offeror would be merged with and into CAM, with CAM continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). On February 21, 2017, pursuant to the Merger Agreement, Offeror merged with and into CAM, with CAM continuing as the surviving entity and a wholly-owned subsidiary of Parent. The Merger was effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware pursuant to which no stockholder vote was required to consummate the Merger. Each outstanding Share that was not tendered and accepted pursuant to the Offer (other than Shares held in the treasury of the Company, or that were owned at the commencement of the Offer by Offeror and certain of its affiliates, or owned by any stockholder that properly demanded and perfected appraisal rights) was cancelled and converted into the right to receive cash consideration (without interest) in an amount equal to the Offer Price. The following litigation is pending and relates to the Merger.

In Re Calamos Asset Management, Inc. Stockholder Litigation, Consolidated, C.A. No. 2017-0058 (Court of Chancery, State of Delaware) — In July 2017 five previously filed and outstanding putative stockholder class action lawsuits were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in May 2017 and was titled, Schechter, et al. v. John P. Calamos, Sr., John Koudounis, Calamos Family Partners LLC, Calamos Partners, LLC and CPCM Acquisition, Inc., C.A. No. 2017-0356 (Court of Chancery, State of Delaware). The operative Complaint alleges, among other things, that in developing, negotiating, and carrying out the Offer and the Merger, the defendants exploited their control of CAM, breached the fiduciary duties they owed to CAM and its shareholders, and deprived CAM’s stockholders of fair consideration for their shares. The alleged breaches of duty include preventing CAM’s Special Committee (comprised of CAM’s independent board members) from negotiating with the defendants at arm’s length; withholding material information about CAM’s financial prospects from the Special Committee and CAM stockholders; and knowingly depressing CAM’s stock price during the period leading up to the Offer. Similar allegations are made separately against Messrs. Calamos and Koudounis, who also are alleged to have breached their fiduciary duties as directors and officers of CAM. The Complaint seeks to certify a class of plaintiffs consisting of plaintiffs and all other former holders of CAM’s Class A stock (except for the defendants and their affiliates and successors in interest), and the Complaint seeks to recover for the putative class members certain rescissory and compensatory damages in an amount to be proven at trial, as well as pre and post-judgment interest and reasonable attorneys’ and experts’ fees. CAM believes that the plaintiff’s allegations are without merit and expects that the defendants will defend against them vigorously.

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In Re Appraisal of Calamos Asset Management, Inc., Consolidated C.A. No. 2017-0139-JTL (Court of Chancery, State of Delaware) — In August 2017 two previously filed and outstanding appraisal actions were consolidated into a single action. The operative Complaint in the Consolidated Action was filed in February 2017 and was titled The Mangrove Partners Master Fund, Ltd v. Calamos Asset Management, Inc., C.A. No. 2017-0139 was filed in the Court of Chancery of the State of Delaware. The operative Complaint seeks an appraisal under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”). The Mangrove Partners Master Fund, Ltd. (“Mangrove”) alleges it is the beneficial owner of 2,767,490 Class A common stock of Calamos Asset Management, Inc. (“CAM”). (Fair Value Investments, Inc., the other appraisal petitioner, and together with Mangrove (the “Petitioners”), alleges it is the beneficial owner of 100 Class A common stock of CAM.). The Petitioners allege that each properly demanded appraisal as to said shares and that Section 262 of the DGCL entitles Petitioners to direct payment by CAM of the fair value of Petitioners’ shares with interest and an award of costs, including attorneys’ fees and experts’ fees. CAM believes that the Petitioner’s allegations are without merit and will defend against them vigorously.

Portfolio Managers

John P. Calamos, Sr. During the past five years, John P. Calamos, Sr. has been President and Trustee of the Calamos Investment Trust (“Trust”) and for CALAMOS ADVISORS: Founder, Chairman and Global Chief Investment Officer (“Global CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

John P. Calamos, Jr. John P. Calamos, Jr., Co-Portfolio Manager of CALAMOS ADVISORS joined the firm in 1985 and has held various senior investment positions since that time.

Chuck Carmody. Chuck Carmody joined CALAMOS ADVISORS in 2004 and since February 2016 is a Co-Portfolio Manager, as well as a Senior Fixed Income Trader. From January 2010 to February 2016 he was a Senior Trader.

Dennis Cogan. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

R. Matthew Freund. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

Michael Grant. Michael Grant joined CALAMOS ADVISORS in September 2015 and since January 2018 is a Co-CIO, Head of Long/Short Strategies and Growth Strategies, as well as a Senior Co-Portfolio Manager. From 2015 to January 2018, he was a Global Economist — Long/Short Strategies. Previously, he was Founder, CIO, and Portfolio Manager at Phineus Partners LP since 2002.

Jason Hill. Jason Hill joined CALAMOS ADVISORS in March 2004 and has been a Co-Portfolio Manager since June 2014. Between August 2013 and June 2014, he was a Senior Strategy Analyst. Previously, he was a Portfolio Administrator.

John Hillenbrand. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst.

Nick Niziolek. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst.

David O’Donohue. David O’Donohue joined CALAMOS ADVISORS in August 2014 and has been a Co-Portfolio Manager since September 2015. Between March 2013 and August 2014, he was a Trader at Forty4 Asset Management LLC/Hard8 Futures LLC. Prior thereto, Mr. O’Donohue was a Portfolio Manager at Chicago Fundamental Investment Partners LLC from February 2009 to November 2012.

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Eli Pars. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012.

Jon Vacko. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Sr. Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

Joe Wysocki. Joe Wysocki joined CALAMOS ADVISORS in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

The Funds’ statement of additional information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the CALAMOS FAMILY OF FUNDS and their compensation.

Team Approach to Management. CALAMOS ADVISORS employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of CALAMOS ADVISORS’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading and Investment Risk Management, and the Director of Research. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. R. Matthew Freund, Michael Grant, John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and John P. Calamos Jr., Dennis Cogan, Jason Hill, David O’Donohue, Joe Wysocki, and Chuck Carmody are each Co-Portfolio Managers for the Funds for which each has been so designated. Paul Mitchell, Director of Research, is responsible for developing and enhancing both fundamental and quantitative research processes and resources, working in partnership with senior investment personnel.

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What classes of shares do the Funds offer?

This prospectus offers four classes of shares of each Fund: Class A, Class C, Class I and Class T shares for each Fund. The different classes of Fund shares are investments in the same portfolio of securities, but each class of shares has different expenses and will likely have different NAVs. The main differences among Class A, Class C, Class I and Class T shares lie primarily in their initial and contingent deferred sales charge structures and their distribution and service fees. Class A and Class T shares generally bear an initial sales charge at the time of purchase, while Class C shares generally bear a contingent deferred sales charge at the time of redemption. All three share classes bear distribution and/or service fees. Class I shares do not bear distribution or service fees. Please see the “How Can I Buy Shares — By Exchange” section of the prospectus for a discussion of the exchange features of each Fund’s share classes.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. The sales charge and contingent deferred sales charge waiver categories described below do not apply to customers purchasing shares of the Funds through any of the financial intermediaries specified in the Appendix to this prospectus. Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or contingent deferred sales charge waivers or discounts that are applicable to each financial intermediary.

The Funds do not provide separate information regarding sale charge discounts on their website, however information regarding sale charge discounts is included the Funds’ prospectus, which can be obtained on CALAMOS ADVISORS’ website at www.calamos.com.

Class A shares

For each Fund, the offering price for Class A shares is the NAV per share plus an initial sales charge rounded to the nearest whole cent. Due to rounding, the actual sales charge may be more or less than the percentage shown. For each Fund, except Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund, the maximum sales charge is 4.75% of the offering price. For Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund, the maximum sales charge is 2.25% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

	SALES CHARGE
EACH FUND (OTHER THAN TOTAL RETURN BOND FUND, HIGH INCOME OPPORTUNITIES FUND, MARKET NEUTRAL INCOME FUND, CONVERTIBLE FUND AND GLOBAL CONVERTIBLE FUND)	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $50,000	4.99%	4.75%
$50,000 but less than $100,000	4.44	4.25
$100,000 but less than $250,000	3.63	3.50
$250,000 but less than $500,000	2.56	2.50
$500,000 but less than $1,000,000	2.04	2.00
$1,000,000 or more*	None	None

TOTAL RETURN BOND FUND, HIGH INCOME OPPORTUNITIES FUND, MARKET NEUTRAL INCOME FUND, CONVERTIBLE FUND AND GLOBAL CONVERTIBLE FUND	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $100,000	2.30%	2.25%
$100,000 but less than $250,000	1.78	1.75
$250,000 or more*	None	None

*	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

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Class A shares also have a 0.25% distribution (12b-1) fee. See “Distribution and service (Rule 12b-1) plan” for more information about distribution fees.

How can I reduce sales charges for Class A purchases?

As the table above shows, the larger your investment, the lower your initial sales charge on Class A shares. Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.” You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:

Rights of accumulation

You may combine the value at the current public offering price of Class A and C shares of any Funds within the CALAMOS FAMILY OF FUNDS already owned and Fidelity Investments Money Market Treasury Portfolio Shares (discussed below) previously purchased by exchange from Calamos Fund shares with a new purchase of Class A shares of any Fund within the CALAMOS FAMILY OF FUNDS to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment. If purchasing shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

Letter of Intent

Under a letter of intent, you may purchase additional Class A shares of any Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at once. A letter of intent does not obligate you to purchase or sell additional Class A shares. See the statement of additional information for more information about letters of intent. If purchasing shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

Large purchase order

You may purchase a Fund’s Class A shares at the NAV without a sales charge provided that the total amount invested in Class A shares of all Funds within the CALAMOS FAMILY OF FUNDS totals at least $1,000,000. You may purchase Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund’s Class A shares at the NAV without a sales charge provided that the total amount invested in Class A shares of all Funds within the CALAMOS FAMILY OF FUNDS totals at least $250,000. For all Funds except Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund, shares purchased at NAV in an account with a value of $1,000,000 without a sales charge may incur a contingent deferred sales charge of 1.00% if sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions. Shares of Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund purchased at NAV in an account with a value of $250,000 without a sales charge may incur a contingent deferred sales charge of 1.00% if sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions. See “Contingent deferred sales charges” for more information about contingent deferred sales charges.

What accounts are eligible for reduced sales charges on Class A shares?

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include:

• Individual accounts	• Joint accounts	• Certain IRA accounts

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own CALAMOS FAMILY OF FUNDS SHARES. If purchasing shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

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Who may purchase Class A shares without a sales charge?

Any of the following investors may purchase Class A shares of a Fund at NAV, with no initial sales charge:

(a)	any investor buying shares through a wrap account or other investment program whereby the investor pays the investment professional directly for services;

(b)	any investor buying Class A shares by exchanging Class A shares of another Fund in the CALAMOS FAMILY OF FUNDS or Fidelity Investments Money Market Treasury Portfolio Shares, if purchases of those shares have previously incurred a sales charge (see “Money market fund” below);

(c)	any trust created under a pension, profit sharing or other employee benefit plan (including qualified and non-qualified deferred compensation plans), where such plan has at least $1,000,000 in assets or 100 employees, or where the administrator for such plan acts as the administrator for qualified employee benefit plans with assets of at least $1,000,000, except for purchases by such plans made through brokerage relationships in which sales charges are customarily imposed.

(d)	any company exchanging shares with a Fund pursuant to a merger, acquisition or exchange offer;

(e)	any investor or intermediary platform on behalf of investors, including any investment company, that has entered into an investment advisory agreement or other written arrangements with CALAMOS ADVISORS or its affiliates;

(f)	some insurance company separate accounts not otherwise restricted by Internal Revenue Code Section 817(h);

(g)	any current or retired trustee of the Trust, or other registered investment company where CALAMOS ADVISORS acts as the sole investment adviser; or any associated trust, person, profit sharing or other benefit plan of such current or retired trustee;

(h)	any employee of CALAMOS FINANCIAL SERVICES LLC (“CFS”), the Funds’ distributor, or its affiliates;

(i)	employees of an entity with a selling group agreement with CFS;

(j)	any member of the immediate family of a person qualifying under (g), (h) or (i) including a spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

(k)	accounts at any intermediary who have entered into an agreement with CFS to offer shares to self-directed accounts.

Proceeds of Class A shares redeemed from a Fund within the previous 60 days may be reinvested in Class A shares of that Fund at NAV without a sales charge.

If purchasing shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

How do I obtain a breakpoint discount or purchase Class A shares without a sales charge?

The steps to obtain a breakpoint discount depend on how your account is maintained with the CALAMOS FAMILY OF FUNDS. To obtain any of the breakpoint discounts described above, you must notify us or your financial advisor at the time you purchase shares of each eligible account you or a member of your immediate family maintains. For example, if an initial investment that was less than $1,000,000 grows to over $1,000,000, you must tell us or your financial advisor that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. If you do not let us or your financial advisor know of all of the holdings or planned purchases that make you eligible for a reduction, you may not receive a discount to which you are otherwise entitled. If you make your investment through a financial advisor, it is solely your financial advisor’s responsibility to ensure that you receive discounts for which you are eligible, and the Funds are not responsible for a financial advisor’s failure to apply the eligible discount to your account. You may be asked by us or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Funds’ transfer agent, you will need to provide the foregoing information to us at the time you purchase shares. Additional information regarding sales loads and discounts applicable to us may be found in the Funds’ statement of additional information, which can be obtained on CALAMOS ADVISORS’ website at www.calamos.com.

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If purchasing shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

Conversion to Class I Shares

Certain holders of Class A shares issued by Funds in the CALAMOS FAMILY OF FUNDS may convert their Class A shares for Class I shares of the same Fund provided that they: (1) hold their shares through an institution that has a valid Class I sales agreement with CFS authorizing such a conversion; and (2) are otherwise eligible to invest in Class I shares through their financial intermediary in accordance with the criteria set forth in Fund Facts — What classes of shares do the Funds offer? — Class I. Any such conversion is subject to the Funds’ discretion to accept or reject. Shares still subject to a contingent deferred sales charge are not eligible for such conversions — this includes Class A shares originally purchased at net asset value pursuant to the $1,000,000 purchase order privilege (or the $250,000 purchase order privilege for Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund and Global Convertible Fund). Share class conversions are not eligible for contingent deferred sales charge waivers. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Class A shareholders should contact their financial intermediary for information on the availability of Class I shares, and should read and consider the information set forth in Fund Facts — What classes of shares do the Funds offer? — Class I before any such conversion.

Class C shares

The offering price for Class C shares is the NAV per share with no initial sales charge. However, each Fund pays an aggregate distribution and service fee at the annual rate of 1.00% of average net assets. As a result, the annual expenses for Class C shares are somewhat higher compared to Class A shares, which pay an aggregate 0.25% distribution fee.

Class C shares have a contingent deferred sales charge of 1.00% for any shares redeemed within one year of purchase, measured from the first day of the month in which the shares were purchased. Class C shares do not automatically convert to Class A shares. No order for Class C shares of any Fund may exceed $1,000,000. Additionally, no order for Class C shares of Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund may exceed $250,000.

Conversion to Class I Shares

Certain holders of Class C shares issued by Funds in the CALAMOS FAMILY OF FUNDS may be eligible to convert their Class C shares for Class I shares of the same Fund provided that they: (1) hold their shares through an institution that has a valid Class I sales agreement with CFS authorizing such a conversion; and (2) are otherwise eligible to invest in Class I shares through their financial intermediary in accordance with the criteria set forth in Fund Facts — What classes of shares do the Funds offer? — Class I. Any such conversion is subject to the Funds’ discretion to accept or reject. In addition, shareholders must have held the Class C shares being converted for a minimum of one year from the date of purchase of those shares. Shares still subject to a contingent deferred sales charge are not eligible for such conversions. Share class conversions are not eligible for contingent deferred sales charge waivers. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Class C shareholders should contact their financial intermediary for information on the availability of Class I shares, and should read and consider the information set forth in Fund Facts — What classes of shares do the Funds offer? — Class I before any such conversion.

Conversion to Class A Shares

Certain holders of Class C shares issued by Funds in the CALAMOS FAMILY OF FUNDS may be eligible to convert their Class C shares for Class A shares of the same Fund provided that they: (1) hold their shares through an institution that has a valid Class A sales agreement with CFS authorizing such a conversion; and (2) are otherwise eligible to invest in Class A shares through their financial intermediary in accordance with the criteria set forth in Fund Facts — What classes of shares do the Funds offer? — Class A. Any such conversion is subject to the Funds’ discretion to accept or reject. In addition, shareholders must have held the Class C shares being converted for a minimum of one year from the date of purchase of those shares. Shares still subject to a contingent

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deferred sales charge are not eligible for such conversions. Share class conversions are not eligible for contingent deferred sales charge waivers. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Class C shareholders should contact their financial intermediary for information on the availability of Class A shares, and should read and consider the information set forth in Fund Facts — What classes of shares do the Funds offer? — Class A before any such conversion.

Class I shares

The offering price for Class I shares is the NAV per share with no initial sales charge. There is no contingent deferred sales charge nor distribution or service fees with respect to Class I shares.

Class I shares are offered primarily for direct investment by investors through certain tax-advantaged retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) and by institutional clients, provided such plans or clients have assets of at least $1 million. Class I shares may also be offered to certain other entities or programs, including, but not limited to, investment companies and fee-based advisory relationships, under certain circumstances.

The minimum initial investment required to purchase each Fund’s Class I shares is $1 million. There is no minimum subsequent investment requirement. Each Fund may waive the minimum initial investment of $1 million at its sole discretion. The minimum initial investment is waived for current or retired trustees of the Trust, Calamos Asset Management, Inc. and its subsidiaries, officers and employees of CALAMOS ADVISORS, employees oF CALAMOS FINANCIAL SERVICES LLC (“CFS”), or employees of an entity with a selling group arrangement with CFS, and their immediate family members, including a spouse, child, stepchild, parent, step parents, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. It is also waived for clients of CALAMOS ADVISORS or an affiliate thereof who acquire shares of a Fund made available through a mutual fund asset allocation program offered by CALAMOS ADVISORS or an affiliate thereof. Also, the minimum initial investment for Class I shares may be waived or reduced at the discretion of CFS, the Funds’ distributor, including waivers or reductions for purchases made through certain registered investment advisers, fee-based advisory relationships, and qualified third party platforms. Certain holders of Class A shares, Class C    and Class T issued by Funds in the CALAMOS FAMILY OF FUNDS may convert their shares for Class I shares of the same Fund provided that they meeting certain conditions set forth in this prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of NAV) and, therefore, the overall investment return, will typically be higher for Class I shares than for Class A, Class C, or Class T shares.

Class T Shares

For each Fund, the offering price for Class T shares is the NAV per share plus an initial sales charge rounded to the nearest whole cent. Due to rounding, the actual sales charge may be more or less than the percentage shown. For each Fund, the maximum sales charge is 2.50% of the offering price. The sales charge varies depending on the amount of your purchase, as follows:

	SALES CHARGE
EACH FUND	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $250,000	2.56%	2.50%
$250,000 but less than $500,000	2.04	2.00
$500,000 but less than $1,000,000	1.52	1.50
$1,000,000 or more	1.01	1.00

Class T shares also have a 0.25% distribution and/or service (12b-1) fee. See “Distribution and service (Rule 12b-1) plan” for more information about distribution and/or service fees.

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Class T shares are sold with a sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. In addition, purchase features like rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are generally not available for purchases of Class T shares.

Class T shares are offered through certain financial intermediaries with which the Distributor has an agreement to sell the shares of the Funds. Not all financial intermediaries make Class T shares available to their customers. Investors may purchase Class T shares only for Fund accounts with an identifiable financial intermediary relationship, and not directly with the Fund where no such financial intermediary relationship exists. Please contact your financial intermediary about the availability of Class T shares and other information. Certain financial intermediaries through whom you may purchase Class T shares may impose their own investment minimums and policies and procedures for purchasing and redeeming Fund shares, which are not described in this prospectus or related statement of additional information.

Investors purchasing Class T shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation, which are generally not applicable to Class T shares.

Each Fund reserves the right to modify the Fund’s minimum investment amount and account balance requirements at any time, with or without prior notice to you.

Any investor eligibility requirements for Class T shares may be amended from time to time as reflected in the Fund’s then-current prospectus and SAI.

In purchasing shares through a financial intermediary, please also see the “Reduced sales charges available through certain financial intermediaries” section for more information.

Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge waivers or discounts that are applicable to each financial intermediary.

Conversion to Class I Shares

Certain holders of Class T shares issued by Funds in the CALAMOS FAMILY OF FUNDS may be eligible to convert their Class T shares for Class I shares of the same Fund provided that they: (1) hold their shares through an institution that has a valid Class I sales agreement with CFS authorizing such a conversion; and (2) are otherwise eligible to invest in Class I shares through their financial intermediary in accordance with the criteria set forth in Fund Facts — What classes of shares do the Funds offer? — Class I. Any such conversion is subject to the Funds’ discretion to accept or reject. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Class T shareholders should contact their financial intermediary for information on the availability of Class I shares, and should read and consider the information set forth in Fund Facts — What classes of shares do the Funds offer? — Class I before any such conversion.

Reduced sales charges available through certain financial intermediaries

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions or waivers of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge reductions or waivers and other features of the class. Different financial intermediaries may impose different sales charges. Please refer to the Appendix for the sales charge or contingent deferred sales charge waivers or discounts that are applicable to each financial intermediary.

Share Class Conversions

As deemed appropriate and if found to be in the best interest of the shareholders affected, the Funds may make available other share class conversion options, other than those specifically disclosed in this prospectus, at their sole discretion. Holders of a certain share class issued by Funds in the CALAMOS FAMILY oF FUNDS may be eligible to convert their shares for another share class

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of the same Fund provided that they: (1) hold their shares through an institution that has a valid sales agreement, for the share classes involved, with CFS authorizing such a conversion; and (2) are otherwise eligible to invest in the share classes involved through their financial intermediary in accordance with the criteria set forth in this prospectus. Shares still subject to a contingent deferred sales charge are not eligible for such conversions. Share class conversions are not eligible for contingent deferred sales charge waivers. For federal income tax purposes, a same-Fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal adviser to discuss their particular circumstances. Shareholders should contact their financial intermediary for information on share class availability, and should read and consider the corresponding prospectus before any such conversion.

Money market fund

If you wish to exchange your Fund shares for shares of a money market fund, you may exchange them for shares of the Fidelity Investments Money Market Treasury Portfolio (“Fidelity Treasury Shares”). Class A, Class C and Class I shares of the Funds may be exchanged for Class III, Class IV and Class I Fidelity Treasury Shares, respectively. Class T shares cannot be exchanged for Fidelity Treasury Shares.

Fidelity Treasury Shares are offered by a separate prospectus and are not offered by the Funds. You may at any time exchange your Fidelity Treasury Shares back into shares of the equivalent class of the CALAMOS FAMILY OF FUNDS. However, should you redeem (and not exchange) your Fidelity Treasury Shares, you would pay any applicable contingent deferred sales charge. For a prospectus and more complete information on Fidelity Treasury Shares, including management fees and expenses, please call 800.582.6959. Please read the prospectus relating to Fidelity Treasury Shares carefully.

Not all financial intermediaries make Fidelity Treasury Shares available to their customers who hold shares of the Funds. Please contact your financial intermediary about the availability of Fidelity Treasury Shares.

Closed Fund Policies

For any Fund subject to a purchase restriction or limitation, each such Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund or its Shareholders. Notwithstanding the forgoing, each Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Contingent deferred sales charges

Any contingent deferred sales charge on redemptions of Class A or Class C shares is based on the lesser of the redemption price or purchase price of the Fund shares. For purposes of determining a contingent deferred sales charge, Fund shares are considered sold on a first-in, first-out basis. The contingent deferred sales charge may be waived under certain circumstances. See the statement of additional information for more information about the contingent deferred sales charge.

Which class of shares should I purchase?

The decision as to which class of shares you should purchase depends on a number of factors, including the amount and intended length of your investment. An investor making an investment that qualifies for reduced sales charges might consider Class A shares. An investor who prefers not to pay an initial sales charge might consider Class C shares. For more information about the share classes available, consult your financial advisor or call us toll free at 800.582.6959. Please note that financial intermediaries may receive different compensation depending upon which class of shares they sell.

What is the minimum amount I can invest in the Funds?

The minimum initial investment for Class A shares and Class C shares of each Fund is $2,500 per Fund account. For certain qualified retirement plans, such as individual retirement accounts, the minimum initial investment for Class A shares and Class C shares is $500 per Fund account. The minimum subsequent investment for Class A shares and Class C shares of any Fund is $50 per Fund account. The minimum initial investment for Class I shares is $1,000,000 per Fund account. Each Fund may waive or reduce the minimum initial or subsequent investment requirement at its sole discretion, including waivers or reductions for

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purchases made through any omnibus account or fee-based program of any financial intermediary with whom CALAMOS ADVISORS has entered into an agreement, including, without limitation, profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations.

Additionally, investments in Class A shares of a Fund by former Class R shareholders of the same Fund (where Class A shares were acquired due to the conversion from Class R shares on or around February 22, 2018) may be made without regard to the normal initial or subsequent investment minimums for such shares.

The minimum initial and subsequent investment for Class T shares will depend on the policies and procedures of your financial intermediary. Please contact the financial intermediary through which you are purchasing Fund shares for further information about specifics regarding Class T shares, including investment minimums. When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds, as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge reductions or waivers and other features of the class.

How can I buy shares?

You may buy shares of the Funds by contacting us, your financial advisor, your financial intermediary or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A, Class C, Class I or Class T shares. For more information about the share classes available, please contact the financial intermediary through which you are purchasing Fund shares or call us toll free at 800.582.6959. Please note that financial intermediaries may receive different compensation depending upon which class of shares they sell.

The offering price for shares will be based on the NAV per share, plus any applicable sales charge, next computed after receipt by the Funds’ transfer agent of your purchase order in good form on any day the New York Stock Exchange (the “NYSE”) is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day’s offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day’s offering price.

We generally do not sell Fund shares to investors residing outside the U.S., Puerto Rico, Guam and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Generally, each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You generally may buy shares using the following methods:

By mail

You may purchase shares of a Fund by sending a check payable to the CALAMOS FAMILY OF FUNDS, along with a completed account application, to the Fund’s transfer agent: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the investment stub from your account statement and sending it, along with your check, in the envelope provided with your statement. If you do not have the investment stub, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. All checks must be drawn on a U.S. bank in U.S. funds. To prevent check fraud, the Funds will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. A Fund also will not accept payment in cash, money orders, post-dated checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any check or electronic funds transfer submitted for investment is returned, and the investor will be responsible for any resulting loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

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Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders is based on when the order is received at the transfer agent’s offices.

By telephone

Once you have established a Fund account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account, if this purchase option has been pre-authorized on your Fund account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Funds will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. Generally, if your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the next applicable price calculated on the day your order is placed. To permit telephone purchases, your account must be open for 15 calendar days, and you must have authorized telephone purchases on your account application. Call us at 800.582.6959 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Funds’ transfer agent, in writing along with a voided check or savings account deposit slip, at U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

The Funds may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Funds and their transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

By wire

You may purchase shares by wiring funds from your bank. To establish and initially fund an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your completed account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank must include the name of the Fund you are purchasing, your Fund account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(account registration)

(account number)

Before sending any wire, please advise the Funds and their transfer agent of your intent to wire funds by calling us at 800.582.6959. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Federal fund

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purchases will be accepted only on a day on which the Fund and the custodian are open for business. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

By exchange

You may exchange Class A shares of a Fund for Class A shares of another Fund in the CALAMOS FAMILY OF FUNDS or for Class III Fidelity Treasury Shares with no sales charge, if you have previously paid a sales charge on the shares you are exchanging. You may exchange Class C shares of a Fund for Class C shares of another Fund in the CALAMOS FAMILY OF FUNDS or for Class IV Fidelity Treasury Shares with no sales charge, and the time period for the contingent deferred sales charge will continue to run. You may exchange Class III Fidelity Treasury Shares for Class A shares of a Fund without paying a sales charge, if you have previously paid a sales charge on the shares you are exchanging. You may exchange Class IV Fidelity Treasury Shares for Class C shares of a Fund with no sales charge, if you have previously paid a sales charge on the shares you are exchanging, and the time period for the contingent deferred sales charge will continue to run. You may exchange Class I shares of any Fund for Class I shares of another Fund in the CALAMOS FAMILY OF FUNDS or for Class I Fidelity Treasury Shares with no sales charge. In addition, you may exchange Class I Fidelity Treasury Shares for Class I shares of any Fund, provided you meet the eligibility requirements for Class I shares. See “Money market fund” above.

The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made, and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. You may exchange your shares by writing to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 800.582.6959. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us. An exchange transaction generally is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor’s ability to redeem shares of a Fund for cash will not be affected.

By Automatic Investment Plan

If you own shares of a Fund, you may purchase additional shares of that Fund periodically through the Automatic Investment Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest on a regularly scheduled basis, which must be for $50 or more. Your financial institution must be a member of the ACH Network to participate.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

If you wish to enroll in this Plan, complete the appropriate form. To obtain the form, call 800.582.6959. The Plan is not available to clients of financial advisors that offer similar investment services. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the Plan at any time by calling us at 800.582.6959 or by written notice to the transfer agent at least five calendar days prior to the effective date of the next transaction. A request to change bank information for this Plan may require a signature guarantee. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund.

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How can I sell (redeem) shares?

You may redeem shares of a Fund by contacting us or your financial intermediary. Your financial intermediary may charge for its services. For shares held directly only, you may redeem shares from us directly without any additional charges other than those described below.

Once your written instructions to sell shares of a Fund have been received, you may not cancel or revoke your request. It is, therefore, very important that you call us at 800.582.6959 if you have any questions about the requirements for selling shares before submitting your request.

Through your broker-dealer or financial intermediary (certain charges may apply)

Shares held for you in your broker-dealer’s and/or financial intermediary’s name must be sold through the broker-dealer and/or financial intermediary.

By writing to the Funds’ transfer agent

When your shares are held for you by the Funds’ transfer agent, you may sell your shares by sending a written request to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1.	specify the Fund, your Fund account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.	be signed by all owners exactly as their names appear on the account; and

3.	for each signature on the redemption request, include a signature guarantee, if necessary.

Certain types of accounts, such as a trust, corporate, nonprofit or retirement accounts, may require additional documentation for their redemption requests to be deemed to be in good order. In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person(s) signing on its behalf. Shareholders who have an IRA account must indicate on their written request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of redemption requests is based on when the request is received at the transfer agent’s offices.

By telephone

Unless the telephone redemption option was declined on your original account application, you may redeem your shares by telephone and have proceeds sent by check to your address of record by calling us at 800.582.6959. With the telephone redemption option, you may sell up to $50,000 worth of shares on any day. You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

If you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, you must have selected these alternate payment types on the application. If you have authorized telephone redemptions on your original account application, but would like to change the

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predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee or other acceptable form of authentication from a financial institution source, along with a voided check or savings account deposit slip for the new bank account. Only member banks may transmit funds via the ACH network.

If you declined telephone redemptions on your original account application, you may request the telephone redemption privilege at a later date by submitting a request in writing, which may require a signature guarantee or other acceptable form of authentication from a financial institution source. Please send your request along with a voided check or savings account deposit slip to have proceeds deposited directly into your bank account to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201.

To redeem shares from your account by telephone, call 800.582.6959. IRA investors will be asked whether or not to withhold federal income taxes from any distribution. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Funds will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Funds also may record a call, request more information and send written confirmation of telephone transactions. The Funds and their transfer agent will be liable for losses resulting from unauthorized telephone instructions only if the Funds do not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

By wire

Broker-dealers or other sales agents may communicate redemption orders by wire to the Funds’ transfer agent. There is no limit on redemption proceeds sent by wire when using a pre-authorized “telephone redemption by wire” account option, however, you may need to satisfy additional requirements (such as providing a signature guarantee) for wire redemption requests in excess of $50,000, or for redemption requests that are submitted in writing.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

By systematic withdrawal plan

Under the Funds’ Systematic Withdrawal Plan, you may request that a Fund periodically redeem shares having a specified redemption value and send you a check for the proceeds. In order to initiate the Systematic Withdrawal Plan, call 800.582.6959 and request a systematic withdrawal form. Generally, your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class C shares (in their first year following purchase) and Class A shares (applicable to shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase (for Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund, this applies to shares purchased at NAV pursuant to the $250,000 purchase order privilege for one year after the time of purchase) may be redeemed under the Systematic Withdrawal Plan is 10% of the NAV of the account. Because a sales charge typically is imposed on purchases of Fund shares, you should not purchase shares while participating in the Systematic Withdrawal Plan. Generally, you may modify or terminate your Systematic Withdrawal Plan by calling us at 800.582.6959 or by written notice to the transfer agent at least seven business days prior to the effective date of the next withdrawal. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network (which may require a signature guarantee).

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When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

By exchange

You may redeem all or any portion of your shares of a Fund and use the proceeds to purchase shares of any of the other Funds in the CALAMOS FAMILY OF FUNDS or Fidelity Treasury Shares if your signed, properly completed application is on file. An exchange transaction generally is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. See “How can I buy shares? — By exchange” for more information about the exchange privilege.

Short-Term Redemption Fee

High Income Opportunities Fund may charge a 1.00% fee on all share classes redeemed before they have been held for more than 60 days. The fee applies if you redeem shares of High Income Opportunities Fund by selling or by exchanging to another fund. For purposes of determining this fee, shares are considered sold on a first-in, first-out basis. The redemption fee may be waived in certain circumstances, including in situations involving death or disability and in other circumstances as further described in the statement of additional information.

The redemption fee is paid directly to High Income Opportunities Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of High Income Opportunities Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

Signature Guarantee Program

A signature guarantee is a guarantee that your signature is authentic. A signature guarantee is required for a variety of transactions including, but not limited to, requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a signature guarantee on any transaction at our discretion.

A signature guarantee is designed to protect shareholders and the Funds from fraud by verifying signatures. You can obtain a signature guarantee from most domestic banks, brokers, dealers including CFS, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). An assertion or attestation by a notary public is not a signature guarantee and will not be accepted in place of a signature guarantee.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Funds reserve the right to waive any signature guarantee requirement at their discretion.

A signature guarantee, from a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

Redemption requests

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to redeem in-kind as described under “Redemption-in-kind”. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its

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remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Certain Funds may participate in the ReFlow liquidity program, as described in the statement of additional information, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.

Redemption-in-kind

The Funds reserve the right to pay all or part of a redemption request through an in-kind payment (in the form of securities or other assets instead of cash) if the Adviser reasonably believes that a cash redemption would negatively affect a Fund’s operation or performance or that the redeeming shareholder may be engaged in market timing, frequent trading or other activity disruptive to portfolio management. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net assets of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

Processing time

The Funds will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request. The cost of the wire (currently $15) will be deducted from the redemption proceeds if you are redeeming all of your shares or only a specific number of shares. If you are redeeming a specific dollar amount, the wire fee will be deducted from the remaining balance in the account. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check or ACH purchase used to purchase the shares has cleared, which can take up to 15 calendar days after purchase. You may avoid this delay by buying shares with a wire transfer.

A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Emergency Circumstances

Calamos may postpone the payment of redemption proceeds for up to seven calendar days from the date of redemption. In addition, the Funds can suspend and/or postpone payments of redemption proceeds beyond seven calendar days for:

(1)	any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted;

(2)	any period during which an emergency exists, as a result of which disposal of the securities owned is not reasonably practical or it is not reasonably practical for the Funds to fairly determine the value of its net assets; or

(3)	such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the company.

Small accounts

Due to the relatively high cost of handling small accounts, each Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

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Transaction information

Share price

Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open, in accordance with Rule 22c-1 of the 1940 Act. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Funds’ transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

Valuation Procedures

The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees. Fixed-income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities.

Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

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Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Distribution and Service (Rule 12b-1) Plan

The Funds have a Distribution and Service Plan or “12b-1 Plan.” Under the plan, Class A and Class T shares pay a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the class. Class C shares pay a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75%. The distribution fees are for the sale of Fund shares, and the service fees are for services provided to shareholders. Since a Fund’s assets are used to pay 12b-1 fees on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders of Class C shares eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority (“FINRA”). For more information about the 12b-1 Plan, please see the Funds’ statement of additional information.

Intermediaries

The Funds may authorize intermediaries to accept purchase, exchange and redemption orders on the Funds’ behalf. An order properly received by an intermediary will be deemed to have been received by the Funds as of the time of receipt by the intermediary. If you buy, exchange or redeem shares through an intermediary, you will pay or receive the Fund’s NAV per share (plus any applicable sales charge) next calculated after receipt and acceptance of the order by the intermediary, after giving effect to any transaction charge imposed by the intermediary. Each Fund’s NAV is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern time) each day that the NYSE is open for trading.

If you buy and sell Fund shares through an intermediary, that intermediary may charge a fee for that service. Any such charges could constitute a substantial portion of a smaller account and may not be in your best interest. The Funds cannot always identify individual accounts or transactions for an account that is facilitated by an intermediary. Due to differing operational and systems capabilities, an intermediary may calculate sales charges and fees and track transaction activity differently than the Funds. When transacting in Fund shares, be sure you understand how your intermediary calculates sales charges and fees and tracks transaction activity.

Shares of any Fund may be purchased through certain intermediaries that are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, and for shares held in Network Level III accounts, the Fund may pay additional fees for services being provided by the intermediary to the Fund’s shareholders. For shares held in sub-accounts, such as those in qualified retirement plans, these fees are often referred to as “sub-transfer agent” or “recordkeeping” fees. The annual fee may either be a percentage of the account’s average annual net assets or a specific dollar amount per account, determined on the basis of how the intermediary charges. The Board of Trustees of the Funds have set maximum limits to these payments.

The Funds’ Adviser or Distributor, out of their own resources and without additional cost to a Fund or its shareholders, may provide additional cash compensation to intermediaries selling shares of a Fund, including third-party administrators of qualified plans whose customers have purchased Fund shares. These amounts would be in addition to the distribution payments made by a Fund under the distribution and service (Rule 12b-1) agreements described above and are commonly referred to as “revenue sharing” payments. These payments are generally a percentage of the account’s average annual net assets.

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Fund Facts

The Funds’ Adviser or the Distributor may provide additional non-cash compensation to third parties selling the Funds, including affiliated companies, in accordance with relevant FINRA guidelines governing non-cash compensation. The Distributor may also pay concessions in addition to those described above to broker-dealers so that the Funds are made available by those broker-dealers for their customers.

Payments to a qualifying Intermediary in any year generally will not exceed the sum of (a) 0.25% of the prior year’s purchases of Fund shares through the Intermediary and (b) 0.12% of the annual average daily value of Fund shares held through the Intermediary. In the case of Fund shares held by a retirement plan investing through a platform sponsored by an Intermediary, payments to the Intermediary generally will not exceed 0.20% of the annual average daily value of those shares. CFS or its affiliates consider a number of factors in determining whether they will make requested payments, including the qualifying Intermediary’s sales, assets and redemption rates, and the nature of the Intermediary’s services.

Payments to Intermediaries may create a conflict of interest by influencing the broker-dealer or other Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

In addition, CFS and/or CAL may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. CFS and/or CAL may make payments to participate in intermediary marketing support programs which may provide CFS and/or CAL, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Funds available to their customers.

Anti-money laundering compliance

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds will request the following information from all investors: full name, date of birth, Social Security number and permanent street address. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Corporate, trust, and other entity accounts must provide additional documentation. The Funds will use this information to verify your identity. The Funds will return your application and the monies received to establish your account if any of this information is missing. After your account is established, the Funds may request additional information from you to assist in verifying your identity. If the Funds are unable to verify your identity, they reserve the right to redeem your account at the current day’s NAV. If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

Transaction restrictions

The Funds reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise. The Fund generally expects to inform any investor within 24 hours if a purchase order has been rejected. The Funds are intended for long-term investment purposes only, and are not intended for short-term or excessive trading. Those practices may disrupt portfolio management strategies and/ or increase expenses, thus harming Fund performance.

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Fund Facts

Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

In addition, the Funds receive purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds, making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds.

Each Fund also reserves the right to restrict the account of any investor with respect to purchase orders or the purchase portion of exchange orders, without prior notice, if the trading activity in the account is determined to be disruptive to the Fund. To minimize harm to the Funds and their shareholders, each Fund may, at the Fund’s sole discretion, exercise these rights if an investor has a history of excessive or disruptive trading. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.

Excessive trading policies and procedures

Excessive trading may present risks to the Funds’ long-term shareholders. Excessive trading into and out of a Fund can be disruptive to the portfolio, including with respect to the implementation of investment strategies. Excessive trading also may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by a Fund. Alternatively, some investors may attempt to benefit from stale pricing — when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund’s NAV, which may negatively impact long-term shareholders. Although the Funds have adopted policies and procedures intended to reduce their exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Funds cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Funds’ policy is against trading of Fund shares by Fund shareholders that is disruptive to the management of a Fund. In analyzing whether trading is disruptive, the Funds will consider the purpose of the trades, the effects on the Fund’s portfolio and shareholders, and the impact of any costs or administrative charges it may incur (net of any reimbursement by the shareholder). For certain redemption and reinvestment transactions in which the investment adviser or its affiliates may engage, see page 72 of the statement of additional information.

The Funds’ policy is against frequent purchases and redemptions of a Fund’s shares that are disruptive to the Fund’s portfolio. The Funds attempt to detect and deter excessive trading through the following methods:

•	imposing restrictions on trading or exchange privileges of investors the Funds believe are engaging in short-term or excessive trading, as described under “Transaction restrictions;”

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Fund Facts

•	utilizing fair valuation of securities, as described under “Valuation procedures;” and

•	monitoring trades.

Although the Funds will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the “Transaction restrictions” section.

The Funds’ policies and procedures regarding excessive trading may be modified by the Board of Trustees at any time.

Distributions and taxes

Dividends and capital gains distributions

You may receive two kinds of distributions from a Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. In addition, under the same shareholder account registration and within the same share class, dividends and distributions from one Fund may be reinvested into another Fund, with this receiving Fund account being subject to the minimum initial investment requirements. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. Convertible Fund, Growth and Income Fund, Market Neutral Income Fund, Global Growth and Income Fund, Dividend Growth Fund, Global Convertible Fund, and Hedged Equity Income Fund declare and pay dividends from net investment income quarterly; Growth Fund, Opportunistic Value Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund, Emerging Market Equity Fund, and Phineus Long/Short Fund declare dividends annually; High Income Opportunities Fund declares and pays dividends from net investment income monthly; and Total Return Bond Fund declares dividends from net investment income daily and pays such dividends monthly. Distributions of capital gains, if any, are paid to shareholders by each Fund at least annually.

If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of that Fund at the current NAV and to designate the account as a dividend reinvestment account.

You may change the distribution option on your account at any time by calling us at 800.582.6959 or by written notice to the transfer agent at least five calendar days prior to the record date of the next distribution.

Taxes

You may realize a capital gain or capital loss when you redeem or exchange shares, provided you hold Fund shares as a capital asset. The gain or loss will be a long-term or short-term capital gain or loss, depending on how long you owned the Fund shares. In addition to federal income tax, you may also be subject to state and local taxes on the redemption or exchange of Fund shares, depending on the laws of your home state and locality.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Dividends paid by a Fund from net investment income generally are taxable to you as ordinary income, unless paid from “qualified dividend income,” as described below. Federal taxes on distributions of capital gains by a Fund are determined by how long the Fund owned the investments that generated the gains, rather than by how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends will generally be taxable to you as long-term capital gains. Distributions of gains from investments that a Fund owned for one year or less will generally be taxable to you as ordinary income. Annually, the Funds will advise you of the source of your distributions for tax purposes. Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes.

A portion of the dividends from net investment income paid by Funds may be eligible for the reduced rate applicable to “qualified dividend income,” provided that the recipient of the dividend is an individual and that certain holding period and other require-

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Fund Facts

ments are met at both the shareholder and Fund level. No assurance can be given as to what portion of the dividends paid by a Fund will consist of “qualified dividend income.”

The dividends and distributions paid by a Fund are generally taxable to you as of the date of payment, except for those distributions declared and payable to shareholders of record on a date in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

Income and proceeds received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. A Fund’s return on investments subject to such taxes will be decreased. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s transactions in derivatives, as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders and thus taxes payable by shareholders.

A Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number;

•	you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the IRS.

The above is only a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information about your own tax situation, including possible foreign, state, and local taxes.

Other information

Shareholder accounts

Each shareholder of a Fund receives quarterly account statements showing transactions in Fund shares, with a balance denominated in Fund shares. A confirmation will be sent to the shareholder upon purchase, redemption, or change of shareholder address (sent to both the former and the new address).

Retirement plans

You may use the Funds as investments for your IRA, profit sharing plan, pension plan, Section 401(k) plan, Section 403(b)(7) plan in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. A master IRA plan and information regarding plan administration, fees, and other details are available from us or your plan administrator.

Prospectuses and shareholder reports

The Funds reduce the number of duplicate prospectuses and annual and semiannual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.582.6959 or write to us at the CALAMOS FAMILY OF FUNDS, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 if you want to receive individual copies of these documents. The Funds will begin sending you individual copies within 30 days of your request.

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Fund Facts

Changes in 80% policies

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) to be invested, under normal circumstances, in securities of the type suggested by the Fund’s name. Although these requirements may be changed by the board of trustees without shareholder approval, a Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the transfer agent at 800.582.6959 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the transfer agent to complete a Texas Designation of Representative form.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance during the periods indicated below for Class A, Class C and Class I shares. Class T commenced operations on February 28, 2017, and shares were liquidated on October 26, 2017. There were no shares outstanding as of October 31, 2017, so there are no financial highlights available for Class T shares. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information presented. The report of Deloitte & Touche LLP, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2017, which is available upon request.

Calamos Growth Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$30.12	$42.80	$50.16	$58.75	$49.90	$21.08	$33.48	$41.66	$51.58	$44.56
Income from investment operations:
Net investment income (loss)(a)	(0.17)	(0.07)	(0.07)	(0.20)	(0.05)	(0.28)	(0.21)	(0.32)	(0.48)	(0.38)
Net realized and unrealized gain (loss)	6.79	(1.67)	2.84	6.90	12.63	4.66	(1.25)	2.27	5.85	11.13
Total from investment operations	6.62	(1.74)	2.77	6.70	12.58	4.38	(1.46)	1.95	5.37	10.75

Distributions:
Dividends from net investment income	—	—	—	—	—	—	—	—	—	—
Dividends from net realized gains	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)

Net asset value, end of year	$35.54	$30.12	$42.80	$50.16	$58.75	$24.26	$21.08	$33.48	$41.66	$51.58

Ratios and supplemental data:
Total return(b)	22.79%	(4.76%)	6.55%	13.84%	26.95%	21.85%	(5.45%)	5.75%	12.97%	26.00%

Net assets, end of year (000)	$967,725	$1,017,541	$1,424,967	$1,718,674	$2,237,328	$398,115	$540,422	$792,046	$959,445	$1,096,492
Ratio of net expenses to average net assets	1.39%	1.34%	1.31%	1.26%	1.26%	2.14%	2.09%	2.06%	2.01%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.34%	1.31%	1.26%	1.26%	2.14%	2.09%	2.06%	2.01%	2.01%
Ratio of net investment income (loss) to average net assets	(0.52%)	(0.21%)	(0.17%)	(0.42%)	(0.10%)	(1.26%)	(0.96%)	(0.92%)	(1.17%)	(0.85%)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	104.4%	90.0%	60.0%	41.8%	67.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

130	CALAMOS FAMILY OF FUNDS

Calamos Growth Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.88	$50.84	$57.59	$65.15	$54.81
Income from investment operations:
Net investment income (loss)(a)	(0.11)	0.02	0.05	(0.10)	0.08
Net realized and unrealized gain (loss)	8.61	(2.04)	3.33	7.83	13.99
Total from investment operations	8.50	(2.02)	3.38	7.73	14.07

Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)
Total distributions	(1.20)	(10.94)	(10.13)	(15.29)	(3.73)

Net asset value, end of year	$45.18	$37.88	$50.84	$57.59	$65.15

Ratios and supplemental data:
Total return(b)	23.09%	(4.51%)	6.80%	14.12%	27.27%

Net assets, end of year (000)	$301,237	$327,872	$480,028	$759,432	$1,010,805
Ratio of net expenses to average net assets	1.14%	1.09%	1.06%	1.01%	1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.09%	1.06%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	(0.27%)	0.04%	0.09%	(0.18%)	0.15%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Opportunistic Value Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.60	$13.61	$15.07	$15.22	$12.15	$11.39	$12.38	$13.79	$14.09	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.15	0.21	0.19	0.18	0.18	0.04	0.10	0.08	0.06	0.08
Net realized and unrealized gain (loss)	2.56	(0.15)	(0.52)	0.92	3.07	2.32	(0.13)	(0.47)	0.85	2.85
Total from investment operations	2.71	0.06	(0.33)	1.10	3.25	2.36	(0.03)	(0.39)	0.91	2.93

Distributions:
Dividends from net investment income	(0.10)	(0.16)	(0.14)	(0.14)	(0.18)	(0.01)	(0.05)	(0.03)	(0.10)	(0.07)
Dividends from net realized gains	—	(0.91)	(0.99)	(1.11)	—	—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.10)	(1.07)	(1.13)	(1.25)	(0.18)	(0.01)	(0.96)	(1.02)	(1.21)	(0.07)

Net asset value, end of year	$15.21	$12.60	$13.61	$15.07	$15.22	$13.74	$11.39	$12.38	$13.79	$14.09

Ratios and supplemental data:
Total return(b)	21.56%	0.76%	(2.32%)	7.67%	27.12%	20.70%	(0.04%)	(3.01%)	6.82%	26.27%

Net assets, end of year (000)	$21,894	$32,350	$44,792	$58,419	$78,843	$4,728	$4,915	$5,738	$9,964	$8,641
Ratio of net expenses to average net assets	1.15%	1.12%	1.15%	1.15%	1.15%	1.90%	1.87%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.67%	1.57%	1.61%	1.50%	1.53%	2.42%	2.32%	2.35%	2.25%	2.28%
Ratio of net investment income (loss) to average net assets	1.10%	1.67%	1.38%	1.19%	1.31%	0.31%	0.91%	0.64%	0.44%	0.59%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	104.7%	40.7%	139.8%	165.4%	250.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

132	CALAMOS FAMILY OF FUNDS

Calamos Opportunistic Value Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.94	$13.96	$15.44	$15.57	$12.41
Income from investment operations:
Net investment income (loss)(a)	0.18	0.24	0.23	0.22	0.22
Net realized and unrealized gain (loss)	2.64	(0.14)	(0.53)	0.94	3.14
Total from investment operations	2.82	0.10	(0.30)	1.16	3.36

Distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.19)	(0.18)	(0.20)
Dividends from net realized gains	—	(0.91)	(0.99)	(1.11)	—
Total distributions	(0.13)	(1.12)	(1.18)	(1.29)	(0.20)

Net asset value, end of year	$15.63	$12.94	$13.96	$15.44	$15.57

Ratios and supplemental data:
Total return(b)	21.92%	0.98%	(2.08%)	7.87%	27.47%

Net assets, end of year (000)	$25,669	$16,672	$19,583	$32,147	$20,857
Ratio of net expenses to average net assets	0.90%	0.87%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.42%	1.32%	1.36%	1.25%	1.28%
Ratio of net investment income (loss) to average net assets	1.28%	1.91%	1.63%	1.45%	1.56%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	133

Calamos Dividend Growth Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A						Class C
	Year Ended October 31,				August 5, 2013* through October 31,		Year Ended October 31,					August 5, 2013* through October 31,
	2017	2016	2015	2014	2013		2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.38	$10.52	$10.78	$10.36	$10.00		$10.26		$10.41	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.10	0.10	0.17	0.39	0.05		0.00	**	0.02	0.08	0.31	0.03
Net realized and unrealized gain (loss)	2.30	0.11	(0.15)	0.24	0.31		2.28		0.12	(0.15)	0.25	0.31
Total from investment operations	2.40	0.21	0.02	0.63	0.36		2.28		0.14	(0.07)	0.56	0.34

Distributions:
Dividends from net investment income	(0.05)	(0.08)	(0.15)	(0.18)	—		(0.02)		(0.02)	(0.13)	(0.13)	—
Dividends from net realized gains	—	(0.27)	(0.13)	(0.03)	—		—		(0.27)	(0.13)	(0.03)	—
Total distributions	(0.05)	(0.35)	(0.28)	(0.21)	—		(0.02)		(0.29)	(0.26)	(0.16)	—

Net asset value, end of period	$12.73	$10.38	$10.52	$10.78	$10.36		$12.52		$10.26	$10.41	$10.74	$10.34

Ratios and supplemental data:
Total return(b)	23.17%	2.17%	0.21%	6.12%	3.60%		22.26%		1.42%	(0.63%)	5.40%	3.40%

Net assets, end of year (000)	$2,031	$23,157	$28,030	$28,365	$25,922		$1,039		$969	$702	$418	$253
Ratio of net expenses to average net assets	1.35%	1.33%	1.35%	1.35%	1.35	%(c)	2.10%		2.08%	2.10%	2.10%	2.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	1.73%	1.74%	1.73%	2.14	%(c)	2.73%		2.48%	2.51%	2.44%	3.35	%(c)
Ratio of net investment income (loss) to average net assets	0.93%	0.95%	1.66%	3.68%	1.99	%(c)	0.00	%***	0.17%	0.77%	2.90%	1.39	%(c)

	Year Ended October 31,				August 5, 2013* through October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	15.3%	11.5%	107.6%	130.0%	20.7%

*	Commencement of operations.

**	Amounts are less than $0.005.

***	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

134	CALAMOS FAMILY OF FUNDS

Calamos Dividend Growth Fund

	Class I
	Year Ended October 31,				August 5, 2013* through October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.39	$10.55	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.11	0.12	0.20	0.42	0.05
Net realized and unrealized gain (loss)	2.32	0.12	(0.16)	0.23	0.32
Total from investment operations	2.43	0.24	0.04	0.65	0.37

Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.15)	(0.20)	—
Dividends from net realized gains	—	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.11)	(0.40)	(0.28)	(0.23)	—

Net asset value, end of period	$12.71	$10.39	$10.55	$10.79	$10.37

Ratios and supplemental data:
Total return(b)	23.46%	2.39%	0.47%	6.33%	3.70%

Net assets, end of year (000)	$22,201	$7,989	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.10%	1.08%	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.48%	1.49%	1.48%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	0.89%	1.17%	1.91%	3.97%	2.13	%(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

PROSPECTUS	|	March 1, 2018	135

Calamos International Growth Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.65	$17.27	$19.27	$19.24	$17.27	$15.35	$16.04	$18.18	$18.21	$16.43
Income from investment operations:
Net investment income (loss)(a)	0.07	0.05	0.09	0.09	0.09	(0.05)	(0.07)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	4.83	(0.65)	0.02	0.02	1.92	4.42	(0.60)	0.01	0.03	1.82
Total from investment operations	4.90	(0.60)	0.11	0.11	2.01	4.37	(0.67)	(0.03)	(0.03)	1.78

Distributions:
Dividends from net investment income	—	—	—	(0.08)	(0.04)	—	—	—	—	—
Dividends from net realized gains	—	(0.02)	(2.11)	—	—	—	(0.02)	(2.11)	—	—
Return of capital	—	(0.00)*	—	—	—	—	(0.00)*	—	—	—
Total distributions	—	(0.02)	(2.11)	(0.08)	(0.04)	—	(0.02)	(2.11)	—	—

Net asset value, end of year	$21.55	$16.65	$17.27	$19.27	$19.24	$19.72	$15.35	$16.04	$18.18	$18.21

Ratios and supplemental data:
Total return(b)	29.43%	(3.46%)	0.94%	0.57%	11.64%	28.47%	(4.16%)	0.15%	(0.16%)	10.83%

Net assets, end of year (000)	$72,491	$111,036	$209,548	$254,400	$368,964	$27,840	$35,537	$47,996	$59,756	$65,622
Ratio of net expenses to average net assets	1.40%	1.38%	1.31%	1.39%	1.40%	2.15%	2.13%	2.06%	2.13%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.46%	1.39%	1.31%	1.39%	1.48%	2.21%	2.14%	2.06%	2.13%	2.23%
Ratio of net investment income (loss) to average net assets	0.41%	0.32%	0.52%	0.43%	0.50%	(0.33%)	(0.46%)	(0.23%)	(0.32%)	(0.23%)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	100.4%	69.0%	65.0%	81.6%	73.4%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

136	CALAMOS FAMILY OF FUNDS

Calamos International Growth Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.96	$17.54	$19.50	$19.48	$17.47
Income from investment operations:
Net investment income (loss)(a)	0.12	0.09	0.14	0.13	0.14
Net realized and unrealized gain (loss)	4.93	(0.65)	0.01	0.03	1.94
Total from investment operations	5.05	(0.56)	0.15	0.16	2.08

Distributions:
Dividends from net investment income	—	—	—	(0.14)	(0.07)
Dividends from net realized gains	—	(0.02)	(2.11)	—	—
Return of capital	—	(0.00)*	—	—	—
Total distributions	—	(0.02)	(2.11)	(0.14)	(0.07)

Net asset value, end of year	$22.01	$16.96	$17.54	$19.50	$19.48

Ratios and supplemental data:
Total return(b)	29.78%	(3.18%)	1.16%	0.80%	11.97%

Net assets, end of year (000)	$175,070	$213,166	$339,909	$410,485	$460,587
Ratio of net expenses to average net assets	1.15%	1.13%	1.06%	1.14%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.21%	1.14%	1.06%	1.14%	1.23%
Ratio of net investment income (loss) to average net assets	0.66%	0.53%	0.78%	0.66%	0.79%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	137

Calamos Evolving World Growth Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.11	$12.11	$13.73	$13.97	$12.83	$11.55	$11.62	$13.26	$13.59	$12.57
Income from investment operations:
Net investment income (loss)(a)	0.05	0.03	0.02	0.06	0.03	(0.03)	(0.06)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	2.67	(0.02)	(1.31)	(0.18)	1.11	2.51	(0.01)	(1.27)	(0.18)	1.08
Total from investment operations	2.72	0.01	(1.29)	(0.12)	1.14	2.48	(0.07)	(1.34)	(0.22)	1.02

Distributions:
Dividends from net investment income	—	(0.01)	(0.03)	(0.01)	—	—	—	—	—	—
Dividends from net realized gains	—	—	(0.30)	(0.11)	—	—	—	(0.30)	(0.11)	—
Return of capital	—	(0.00)*	(0.00)*	—	—	—	(0.00)*	(0.00)*	—	—
Total distributions	—	(0.01)	(0.33)	(0.12)	—	—	—	(0.30)	(0.11)	—

Net asset value, end of year	$14.83	$12.11	$12.11	$13.73	$13.97	$14.03	$11.55	$11.62	$13.26	$13.59

Ratios and supplemental data:
Total return(b)	22.46%	0.08%	(9.56%)	(0.84%)	8.89%	21.47%	(0.60%)	(10.25%)	(1.59%)	8.11%

Net assets, end of year (000)	$68,142	$102,545	$121,946	$168,332	$164,273	$24,846	$31,231	$36,532	$44,611	$34,022
Ratio of net expenses to average net assets	1.67%	1.64%	1.65%	1.61%	1.63%	2.41%	2.39%	2.40%	2.37%	2.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.67%	1.64%	1.65%	1.61%	1.63%	2.41%	2.39%	2.40%	2.37%	2.39%
Ratio of net investment income (loss) to average net assets	0.40%	0.23%	0.14%	0.45%	0.23%	(0.29%)	(0.54%)	(0.59%)	(0.33%)	(0.50%)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	104.8%	87.4%	58.8%	99.9%	85.8%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

138	CALAMOS FAMILY OF FUNDS

Calamos Evolving World Growth Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.19	$12.19	$13.83	$14.07	$12.92
Income from investment operations:
Net investment income (loss)(a)	0.09	0.06	0.05	0.09	0.07
Net realized and unrealized gain (loss)	2.68	(0.01)	(1.32)	(0.18)	1.11
Total from investment operations	2.77	0.05	(1.27)	(0.09)	1.18

Distributions:
Dividends from net investment income	—	(0.05)	(0.07)	(0.04)	(0.03)
Dividends from net realized gains	—	—	(0.30)	(0.11)	—
Return of capital	—	(0.00)*	(0.00)*	—	—
Total distributions	—	(0.05)	(0.37)	(0.15)	(0.03)

Net asset value, end of year	$14.96	$12.19	$12.19	$13.83	$14.07

Ratios and supplemental data:
Total return(b)	22.72%	0.38%	(9.35%)	(0.60%)	9.16%

Net assets, end of year (000)	$225,339	$255,965	$351,571	$436,546	$311,823
Ratio of net expenses to average net assets	1.41%	1.39%	1.40%	1.37%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.41%	1.39%	1.40%	1.37%	1.39%
Ratio of net investment income (loss) to average net assets	0.72%	0.50%	0.42%	0.65%	0.53%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	139

Calamos Emerging Market Equity Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A					Class C
	Year Ended October 31,			December 31, 2013* through October 31,		Year Ended October 31,			December 31, 2013* through October 31,
	2017	2016	2015	2014		2017	2016	2015	2014
Net asset value, beginning of year	$8.61	$8.41	$9.84	$10.00		$8.49	$8.34	$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00 **	(0.02)	(0.01)	0.02		(0.06)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	1.97	0.23	(1.37)	(0.18)		1.93	0.23	(1.37)	(0.18)
Total from investment operations	1.97	0.21	(1.38)	(0.16)		1.87	0.15	(1.44)	(0.22)

Distributions:
Dividends from net investment income	—	(0.01)	(0.05)	—		—	—	—	—
Dividends from net realized gains	—	—	—	—		—	—	—	—

Total distributions	—	(0.01)	(0.05)	—		—	—	—	—

Net asset value, end of year	$10.58	$8.61	$8.41	$9.84		$10.36	$8.49	$8.34	$9.78

Ratios and supplemental data:
Total return(b)	22.88%	2.49%	(14.09%)	(1.60%)		22.03%	1.80%	(14.72%)	(2.20%)

Net assets, end of year (000)	$5,491	$4,483	$4,465	$5,360		$386	$280	$241	$288
Ratio of net expenses to average net assets	1.75%	1.67%	1.75%	1.75	%(c)	2.50%	2.43%	2.50%	2.50	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.67%	2.49%	2.43%	3.45	%(c)	3.42%	3.24%	3.22%	4.08	%(c)
Ratio of net investment income (loss) to average net assets	0.04%	(0.23%)	(0.14%)	0.24	%(c)	(0.69%)	(0.98%)	(0.80%)	(0.45	%)(c)

	Year Ended October 31,			December 31, 2013* through October 31,
	2017	2016	2015	2014
Portfolio turnover rate	104.0%	74.8%	68.0%	109.2%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	CALAMOS FAMILY OF FUNDS

Calamos Emerging Market Equity Fund

	Class I
	Year Ended October 31,			December 31, 2013* through October 31,
	2017	2016	2015	2014
Net asset value, beginning of year	$8.62	$8.43	$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03	0.00 **	0.02	0.04
Net realized and unrealized gain (loss)	1.98	0.23	(1.39)	(0.18)
Total from investment operations	2.01	0.23	(1.37)	(0.14)

Distributions:
Dividends from net investment income	—	(0.04)	(0.06)	—
Dividends from net realized gains	—	—	—	—
Return of capital	—	0.00 **	—	—
Total distributions	—	(0.04)	(0.06)	—

Net asset value, end of year	$10.63	$8.62	$8.43	$9.86

Ratios and supplemental data:
Total return(b)	23.32%	2.75%	(13.92%)	(1.40%)

Net assets, end of year (000)	$11,207	$9,039	$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	1.42%	1.50%	1.50	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.42%	2.24%	2.23%	3.04	%(c)
Ratio of net investment income (loss) to average net assets	0.30%	0.02%	0.21%	0.50	%(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

PROSPECTUS	|	March 1, 2018	141

Calamos Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.74	$13.19	$15.67	$14.97	$13.00	$11.86	$12.39	$15.00	$14.36	$12.54
Income from investment operations:
Net investment income (loss)(a)	0.00 *	0.01	0.00 *	(0.01)	0.03	(0.09)	(0.08)	(0.09)	(0.12)	(0.07)
Net realized and unrealized gain (loss)	3.45	(0.21)	0.62	1.08	1.96	3.19	(0.20)	0.58	1.03	1.89
Total from investment operations	3.45	(0.20)	0.62	1.07	1.99	3.10	(0.28)	0.49	0.91	1.82

Distributions:
Dividends from net investment income	—	—	—	(0.10)	(0.02)	—	—	—	—	—
Dividends from net realized gains	(0.56)	(0.25)	(3.10)	(0.27)	—	(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(0.56)	(0.25)	(3.10)	(0.37)	(0.02)	(0.56)	(0.25)	(3.10)	(0.27)	—

Net asset value, end of year	$15.63	$12.74	$13.19	$15.67	$14.97	$14.40	$11.86	$12.39	$15.00	$14.36

Ratios and supplemental data:
Total return(b)	28.42%	(1.47%)	5.33%	7.25%	15.35%	27.53%	(2.23%)	4.55%	6.43%	14.51%

Net assets, end of year (000)	$26,957	$29,314	$67,141	$87,989	$152,068	$13,769	$16,375	$21,227	$28,811	$32,975
Ratio of net expenses to average net assets	1.40%	1.38%	1.34%	1.40%	1.40%	2.15%	2.13%	2.09%	2.14%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.53%	1.50%	1.34%	1.40%	1.44%	2.27%	2.25%	2.09%	2.14%	2.19%
Ratio of net investment income (loss) to average net assets	(0.02%)	0.06%	0.00%**	(0.10%)	0.22%	(0.76%)	(0.68%)	(0.76%)	(0.82%)	(0.51%)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	102.0%	64.6%	43.0%	53.3%	75.3%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

142	CALAMOS FAMILY OF FUNDS

Calamos Global Equity Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.95	$13.38	$15.81	$15.11	$13.11
Income from investment operations:
Net investment income (loss)(a)	0.03	0.04	0.04	0.02	0.06
Net realized and unrealized gain (loss)	3.53	(0.22)	0.63	1.09	1.99
Total from investment operations	3.56	(0.18)	0.67	1.11	2.05

Distributions:
Dividends from net investment income	—	—	—	(0.14)	(0.05)
Dividends from net realized gains	(0.56)	(0.25)	(3.10)	(0.27)	—
Total distributions	(0.56)	(0.25)	(3.10)	(0.41)	(0.05)

Net asset value, end of year	$15.95	$12.95	$13.38	$15.81	$15.11

Ratios and supplemental data:
Total return(b)	28.82%	(1.30%)	5.64%	7.48%	15.65%

Net assets, end of year (000)	$86,429	$87,605	$96,390	$101,511	$212,913
Ratio of net expenses to average net assets	1.15%	1.13%	1.09%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.25%	1.09%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets	0.23%	0.33%	0.26%	0.15%	0.46%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	143

Calamos Growth and Income Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$30.17	$31.68	$35.22	$35.84	$32.64	$30.28	$31.81	$35.34	$35.78	$32.76
Income from investment operations:
Net investment income (loss)(a)	0.49	0.48	0.60	0.60	0.64	0.27	0.25	0.36	0.35	0.39
Net realized and unrealized gain (loss)	4.53	0.16	0.51	2.78	3.70	4.54	0.14	0.51	2.77	3.71
Total from investment operations	5.02	0.64	1.11	3.38	4.34	4.81	0.39	0.87	3.12	4.10

Distributions:
Dividends from net investment income	(0.84)	(0.84)	(0.89)	(0.80)	(0.27)	(0.59)	(0.61)	(0.64)	(0.36)	(0.21)
Dividends from net realized gains	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(2.04)	(2.15)	(4.65)	(4.00)	(1.14)	(1.79)	(1.92)	(4.40)	(3.56)	(1.08)

Net asset value, end of year	$33.15	$30.17	$31.68	$35.22	$35.84	$33.30	$30.28	$31.81	$35.34	$35.78

Ratios and supplemental data:
Total return(b)	17.39%	2.26%	3.50%	10.33%	13.72%	16.54%	1.39%	2.73%	9.48%	12.88%

Net assets, end of year (000)	$918,695	$930,625	$1,105,102	$1,316,498	$1,614,236	$574,455	$739,780	$889,516	$1,009,029	$1,093,074
Ratio of net expenses to average net assets	1.11%	1.11%	1.10%	1.09%	1.09%	1.86%	1.86%	1.85%	1.84%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	1.11%	1.10%	1.09%	1.09%	1.86%	1.86%	1.85%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	1.58%	1.59%	1.86%	1.76%	1.92%	0.85%	0.84%	1.11%	1.02%	1.17%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	31.6%	23.5%	23.8%	32.8%	59.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

144	CALAMOS FAMILY OF FUNDS

Calamos Growth and Income Fund

	Class I
	Year Ended October 31, 2017
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$29.15	$30.71	$34.28	$35.07	$31.91
Income from investment operations:
Net investment income (loss)(a)	0.55	0.53	0.66	0.68	0.71
Net realized and unrealized gain (loss)	4.38	0.14	0.50	2.69	3.62
Total from investment operations	4.93	0.67	1.16	3.37	4.33

Distributions:
Dividends from net investment income	(0.92)	(0.92)	(0.97)	(0.96)	(0.30)
Dividends from net realized gains	(1.20)	(1.31)	(3.76)	(3.20)	(0.87)
Total distributions	(2.12)	(2.23)	(4.73)	(4.16)	(1.17)

Net asset value, end of year	$31.96	$29.15	$30.71	$34.28	$35.07

Ratios and supplemental data:
Total return(b)	17.71%	2.43%	3.79%	10.60%	13.99%

Net assets, end of year (000)	$554,490	$513,604	$577,449	$688,258	$668,124
Ratio of net expenses to average net assets	0.86%	0.86%	0.85%	0.84%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.86%	0.86%	0.85%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets	1.83%	1.84%	2.11%	2.04%	2.18%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	145

Calamos Global Growth and Income Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	CLASS A					CLASS C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.47	$8.63	$10.22	$11.78	$10.88	$0.04	$0.03	$0.03	$0.03	$0.02
Income from investment operations:
Net investment income (loss)(a)	0.10	0.09	0.10	0.11	0.10	0.04	0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.35	(0.14)	0.06	0.36	1.13	1.21	(0.14)	0.05	0.33	1.06
Total from investment operations	1.45	(0.05)	0.16	0.47	1.23	1.25	(0.11)	0.08	0.36	1.08

Distributions:
Dividends from net investment income	(0.01)	—	(0.04)	(0.29)	(0.09)	—	—	—	(0.18)	(0.03)
Dividends from net realized gains	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.07)	(0.11)	(1.75)	(2.03)	(0.33)	(0.06)	(0.11)	(1.71)	(1.92)	(0.27)

Net asset value, end of year	$9.85	$8.47	$8.63	$10.22	$11.78	$8.84	$7.65	$7.87	$9.50	$11.06

Ratios and supplemental data:
Total return(b)	17.16%	(0.59%)	2.02%	4.77%	11.60%	16.41%	(1.42%)	1.19%	3.98%	10.82%

Net assets, end of year (000)	$78,196	$84,648	$111,615	$146,431	$210,537	$70,210	$90,640	$119,620	$151,091	$185,577
Ratio of net expenses to average net assets	1.54%	1.46%	1.49%	1.44%	1.41%	2.29%	2.21%	2.24%	2.19%	2.16%
Ratio of gross expenses to average net assets prior to expense reductions	1.54%	1.46%	1.49%	1.44%	1.41%	2.29%	2.21%	2.24%	2.19%	2.16%
Ratio of net investment income (loss) to average net assets	1.16%	1.09%	1.18%	1.01%	0.92%	0.44%	0.34%	0.43%	0.27%	0.17%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	100.2%	58.0%	54.7%	72.6%	48.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

146	CALAMOS FAMILY OF FUNDS

Calamos Global Growth and Income Fund

	CLASS I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.70	$8.84	$10.43	$11.99	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.10	0.09	0.10	0.11	0.10
Net realized and unrealized gain (loss)	1.35	(0.14)	0.06	0.36	1.13
Total from investment operations	1.45	(0.05)	0.16	0.47	1.23

Distributions:
Dividends from net investment income	(0.01)	—	(0.04)	(0.29)	(0.09)
Dividends from net realized gains	(0.06)	(0.11)	(1.71)	(1.74)	(0.24)
Total distributions	(0.07)	(0.11)	(1.75)	(2.03)	(0.33)

Net asset value, end of year	$9.85	$8.47	$8.63	$10.22	$11.78

Ratios and supplemental data:
Total return(b)	17.16%	(0.59%)	2.02%	4.77%	11.60%

Net assets, end of year (000)	$78,196	$84,648	$111,615	$146,431	$210,537
Ratio of net expenses to average net assets	1.54%	1.46%	1.49%	1.44%	1.41%
Ratio of gross expenses to average net assets prior to expense reductions	1.54%	1.46%	1.49%	1.44%	1.41%
Ratio of net investment income (loss) to average net assets	1.16%	1.09%	1.18%	1.01%	0.92%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	147

Calamos Convertible Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.93	$16.56	$18.59	$19.14	$17.70	$15.79	$16.41	$18.43	$18.87	$17.57
Income from investment operations:
Net investment income (loss)(a)	0.49	0.50	0.44	0.40	0.39	0.36	0.37	0.31	0.26	0.25
Net realized and unrealized gain (loss)	2.16	(0.30)	(1.01)	1.14	2.63	2.14	(0.28)	(1.00)	1.11	2.61
Total from investment operations	2.65	0.20	(0.57)	1.54	3.02	2.50	0.09	(0.69)	1.37	2.86

Distributions:
Dividends from net investment income	(0.31)	(0.56)	(0.58)	(0.76)	(0.02)	(0.20)	(0.44)	(0.45)	(0.48)	—
Dividends from net realized gains	—	(0.27)	(0.88)	(1.33)	(1.56)	—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.31)	(0.83)	(1.46)	(2.09)	(1.58)	(0.20)	(0.71)	(1.33)	(1.81)	(1.56)

Net asset value, end of year	$18.27	$15.93	$16.56	$18.59	$19.14	$18.09	$15.79	$16.41	$18.43	$18.87

Ratios and supplemental data:
Total return(b)	16.88%	1.33%	(3.31%)	8.74%	18.50%	15.99%	0.62%	(4.01%)	7.86%	17.62%

Net assets, end of year (000)	$222,017	$228,334	$385,844	$488,842	$514,593	$147,112	$193,339	$265,686	$319,654	$325,823
Ratio of net expenses to average net assets	1.18%	1.15%	1.13%	1.10%	1.11%	1.93%	1.90%	1.88%	1.86%	1.86%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.15%	1.13%	1.10%	1.11%	1.93%	1.90%	1.88%	1.86%	1.86%
Ratio of net investment income (loss) to average net assets	2.87%	3.17%	2.53%	2.18%	2.18%	2.14%	2.40%	1.78%	1.43%	1.43%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	55.7%	43.8%	63.0%	68.1%	73.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

148	CALAMOS FAMILY OF FUNDS

Calamos Convertible Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.38	$15.03	$17.02	$17.74	$16.51
Income from investment operations:
Net investment income (loss)(a)	0.48	0.49	0.44	0.41	0.40
Net realized and unrealized gain (loss)	1.95	(0.27)	(0.93)	1.04	2.44
Total from investment operations	2.43	0.22	(0.49)	1.45	2.84

Distributions:
Dividends from net investment income	(0.36)	(0.60)	(0.62)	(0.84)	(0.05)
Dividends from net realized gains	—	(0.27)	(0.88)	(1.33)	(1.56)
Total distributions	(0.36)	(0.87)	(1.50)	(2.17)	(1.61)

Net asset value, end of year	$16.45	$14.38	$15.03	$17.02	$17.74

Ratios and supplemental data:
Total return(b)	17.14%	1.64%	(3.11%)	8.99%	18.78%

Net assets, end of year (000)	$233,077	$238,309	$455,702	$553,594	$349,512
Ratio of net expenses to average net assets	0.93%	0.90%	0.88%	0.85%	0.86%
Ratio of gross expenses to average net assets prior to expense reductions	0.93%	0.90%	0.88%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	3.12%	3.48%	2.77%	2.46%	2.43%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	149

Calamos Total Return Bond Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.54	$10.51	$10.70	$10.89	$11.15	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.22	0.24	0.26	0.26	0.22	0.14	0.16	0.18	0.18	0.13
Net realized and unrealized gain (loss)	(0.13)	0.20	(0.05)	0.12	(0.17)	(0.12)	0.20	(0.05)	0.12	(0.16)
Total from investment operations	0.09	0.44	0.21	0.38	0.05	0.02	0.36	0.13	0.30	(0.03)

Distributions:
Dividends from net investment income	(0.23)	(0.28)	(0.28)	(0.53)	(0.26)	(0.16)	(0.20)	(0.20)	(0.45)	(0.18)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.24)	(0.41)	(0.40)	(0.57)	(0.31)	(0.17)	(0.33)	(0.32)	(0.49)	(0.23)

Net asset value, end of year	$10.39	$10.54	$10.51	$10.70	$10.89	$10.39	$10.54	$10.51	$10.70	$10.89

Ratios and supplemental data:
Total return(b)	0.92%	4.35%	2.04%	3.71%	0.48%	0.17%	3.57%	1.28%	2.94%	(0.27%)

Net assets, end of year (000)	$21,707	$57,339	$51,462	$67,287	$93,691	$9,334	$16,340	$15,898	$17,818	$25,964
Ratio of net expenses to average net assets	0.90%	0.88%	0.90%	0.90%	0.90%	1.65%	1.63%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.07%	1.13%	1.05%	0.99%	1.89%	1.82%	1.88%	1.80%	1.74%
Ratio of net investment income (loss) to average net assets	2.14%	2.25%	2.49%	2.47%	1.97%	1.38%	1.51%	1.74%	1.73%	1.23%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	79.1%	54.0%	80.0%	35.3%	32.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

150	CALAMOS FAMILY OF FUNDS

Calamos Total Return Bond Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.54	$10.51	$10.70	$10.89	$11.15
Income from investment operations:
Net investment income (loss)(a)	0.24	0.26	0.29	0.29	0.24
Net realized and unrealized gain (loss)	(0.12)	0.21	(0.05)	0.12	(0.16)
Total from investment operations	0.12	0.47	0.24	0.41	0.08

Distributions:
Dividends from net investment income	(0.26)	(0.31)	(0.31)	(0.56)	(0.29)
Dividends from net realized gains	(0.01)	(0.13)	(0.12)	(0.04)	(0.05)
Total distributions	(0.27)	(0.44)	(0.43)	(0.60)	(0.34)

Net asset value, end of year	$10.39	$10.54	$10.51	$10.70	$10.89

Ratios and supplemental data:
Total return(b)	1.18%	4.60%	2.30%	3.97%	0.73%

Net assets, end of year (000)	$40,290	$22,067	$16,561	$13,347	$41,109
Ratio of net expenses to average net assets	0.65%	0.63%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.90%	0.82%	0.88%	0.80%	0.74%
Ratio of net investment income (loss) to average net assets	2.32%	2.49%	2.73%	2.70%	2.22%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	151

Calamos High Income Opportunities Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2017	2016	2015	2014	2013	20 17	2016	2015	2014	2013
Net asset value, beginning of year	$8.62	$8.63	$9.65	$9.90	$9.92	$9.03	$9.03	$10.06	$10.29	$10.28
Income from investment operations:
Net investment income (loss)(a)	0.40	0.40	0.43	0.48	0.51	0.35	0.36	0.38	0.42	0.45
Net realized and unrealized gain (loss)	0.26	0.03	(0.74)	0.01	0.18	0.27	0.01	(0.78)	0.01	0.19
Total from investment operations	0.66	0.43	(0.31)	0.49	0.69	0.62	0.37	(0.40)	0.43	0.64

Distributions:
Dividends from net investment income	(0.41)	(0.44)	(0.47)	(0.55)	(0.58)	(0.34)	(0.37)	(0.39)	(0.47)	(0.50)
Dividends from net realized gains	—	—	(0.24)	(0.19)	(0.13)	—	—	(0.24)	(0.19)	(0.13)
Return of capital	—	—	(0.00)*	—	—	—	—	(0.00)*	—	—
Total distributions	(0.41)	(0.44)	(0.71)	(0.74)	(0.71)	(0.34)	(0.37)	(0.63)	(0.66)	(0.63)

Net asset value, end of year	$8.87	$8.62	$8.63	$9.65	$9.90	$9.31	$9.03	$9.03	$10.06	$10.29

Ratios and supplemental data:
Total return(b)	7.82%	5.26%	(3.25%)	5.11%	7.21%	6.97%	4.35%	(3.94%)	4.32%	6.37%

Net assets, end of year (000)	$36,351	$41,046	$71,513	$132,756	$201,791	$13,286	$17,479	$21,149	$29,333	$34,146
Ratio of net expenses to average net assets	1.29%	1.33%	1.28%	1.18%	1.18%	2.05%	2.08%	2.04%	1.93%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.33%	1.28%	1.18%	1.18%	2.18%	2.08%	2.04%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets	4.57%	4.81%	4.73%	4.84%	5.11%	3.80%	4.07%	3.98%	4.10%	4.37%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	93.1%	44.4%	65.3%	51.2%	55.1%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

152	CALAMOS FAMILY OF FUNDS

Calamos High Income Opportunities Fund

	Class I
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.61	$8.63	$9.65	$9.90	$9.92
Income from investment operations:
Net investment income (loss)(a)	0.43	0.42	0.45	0.50	0.53
Net realized and unrealized gain (loss)	0.25	0.02	(0.74)	0.02	0.19
Total from investment operations	0.68	0.44	(0.29)	0.52	0.72

Distributions:
Dividends from net investment income	(0.43)	(0.46)	(0.49)	(0.58)	(0.61)
Dividends from net realized gains	—	—	(0.24)	(0.19)	(0.13)
Return of capital	—	—	(0.00)*	—	—
Total distributions	(0.43)	(0.46)	(0.73)	(0.77)	(0.74)

Net asset value, end of year	$8.86	$8.61	$8.63	$9.65	$9.90

Ratios and supplemental data:
Total return(b)	8.09%	5.41%	(3.00%)	5.37%	7.50%

Net assets, end of year (000)	$10,026	$15,183	$17,452	$24,342	$25,103
Ratio of net expenses to average net assets	1.02%	1.08%	1.04%	0.93%	0.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.08%	1.04%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	4.84%	5.07%	4.98%	5.10%	5.37%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PROSPECTUS	|	March 1, 2018	153

Calamos Market Neutral Income Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A							Class C
	Year Ended October 31,							Year Ended October 31,
	2017		2016		2015	2014	2013	2017		2016		2015	2014	2013
Net asset value, beginning of year	$13.13		$13.08		$13.13	$13.09	$12.68	$13.33		$13.27		$13.32	$13.30	$12.88
Income from investment operations:
Net investment income (loss)(a)	0.26		0.25		0.21	0.15	0.17	0.16		0.15		0.11	0.06	0.08
Net realized and unrealized gain (loss)	0.35		0.16		—	0.27	0.42	0.36		0.17		0.01	0.26	0.42
Total from investment operations	0.61		0.41		0.21	0.42	0.59	0.52		0.32		0.12	0.32	0.50

Distributions:
Dividends from net investment income	(0.13)		(0.16)		(0.12)	(0.12)	(0.18)	(0.03)		(0.06)		(0.03)	(0.04)	(0.08)
Dividends from net realized gains	(0.20)		(0.20)		(0.14)	(0.26)	—	(0.20)		(0.20)		(0.14)	(0.26)	—
Total distributions	(0.33)		(0.36)		(0.26)	(0.38)	(0.18)	(0.23)		(0.26)		(0.17)	(0.30)	(0.08)

Net asset value, end of year	$13.41		$13.13		$13.08	$13.13	$13.09	$13.62		$13.33		$13.27	$13.32	$13.30

Ratios and supplemental data:
Total return(b)	4.74%		3.16%		1.60%	3.27%	4.71%	3.98%		2.41%		0.86%	2.40%	3.93%

Net assets, end of year (000)	$682,451		$970,737		$1,051,576	$1,351,641	$1,354,180	$282,115		$318,853		$339,054	$349,791	$289,520
Ratio of net expenses to average net assets	1.28	%(d)	1.22	%(c)	1.23%	1.20%	1.26%	2.03	%(d)	1.97	%(c)	1.98%	1.95%	2.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%		1.22%		1.23%	1.20%	1.26%	2.03%		1.97%		1.98%	1.95%	2.02%
Ratio of net investment income (loss) to average net assets	1.96%		1.91%		1.58%	1.17%	1.33%	1.22%		1.16%		0.83%	0.42%	0.58%

	Year Ended October 31,
	2017	2016	2015	2014	2013
Portfolio turnover rate	81.1%	37.5%	37.6%	70.5%	110.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.84% for the year ended October 31, 2016.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.08% and 1.83% for the year ended October 31, 2017.

154	CALAMOS FAMILY OF FUNDS

Calamos Market Neutral Income Fund

	Class I
	Year Ended October 31,
	2017		2016		2015	2014	2013
Net asset value, beginning of year	$12.98		$12.94		$12.99	$12.97	$12.56
Income from investment operations:
Net investment income (loss)(a)	0.29		0.27		0.24	0.18	0.20
Net realized and unrealized gain (loss)	0.36		0.16		—	0.25	0.42
Total from investment operations	0.65		0.43		0.24	0.43	0.62

Distributions:
Dividends from net investment income	(0.17)		(0.19)		(0.15)	(0.15)	(0.21)
Dividends from net realized gains	(0.20)		(0.20)		(0.14)	(0.26)	—
Total distributions	(0.37)		(0.39)		(0.29)	(0.41)	(0.21)

Net asset value, end of year	$13.26		$12.98		$12.94	$12.99	$12.97

Ratios and supplemental data:
Total return(b)	5.07%		3.38%		1.89%	3.40%	5.01%

Net assets, end of year (000)	$3,734,035		$2,587,922		$2,377,641	$2,470,829	$1,574,197
Ratio of net expenses to average net assets	1.02	%(d)	0.97	%(c)	0.98%	0.95%	1.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.02%		0.97%		0.98%	0.95%	1.01%
Ratio of net investment income (loss) to average net assets	2.22%		2.15%		1.83%	1.41%	1.57%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.84% and 1.34% for the year ended October 31, 2016.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.83% and 1.33% for the year ended October 31, 2017.

PROSPECTUS	|	March 1, 2018	155

Calamos Global Convertible Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A				Class C
	Year Ended October 31,		December 31, 2014* through October 31,		Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015		2017	2016	2015
Net asset value, beginning of year	$9.89	$9.93	$10.00		$9.85	$9.90	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.25	0.26	0.13		0.16	0.18	0.07
Net realized and unrealized gain (loss)	1.21	(0.14)	(0.13)		1.21	(0.13)	(0.12)
Total from investment operations	1.46	0.12	—		1.37	0.05	(0.05)

Distributions:
Dividends from net investment income	(0.11)	(0.16)	(0.07)		(0.08)	(0.10)	(0.05)
Dividends from net realized gains	—	—	—		—	—	—
Total distributions	(0.11)	(0.16)	(0.07)		(0.08)	(0.10)	(0.05)

Net asset value, end of year	$11.24	$9.89	$9.93		$11.14	$9.85	$9.90

Ratios and supplemental data:
Total return(b)	14.86%	1.27%	—%		13.95%	0.50%	(0.52%)

Net assets, end of year (000)	$12,713	$29,037	$20,550		$2,887	$2,440	$1,259
Ratio of net expenses to average net assets	1.35%	1.35%	1.35	%(c)	2.10%	2.10%	2.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	1.46%	2.30	%(c)	2.19%	2.21%	2.88	%(c)
Ratio of net investment income (loss) to average net assets	2.46%	2.64%	1.56	%(c)	1.54%	1.89%	0.84	%(c)

	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Portfolio turnover rate	2.2%	38.4%	28.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	CALAMOS FAMILY OF FUNDS

Calamos Global Convertible Fund

	Class I
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$9.92	$9.95	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.26	0.28	0.15
Net realized and unrealized gain (loss)	1.21	(0.13)	(0.12)
Total from investment operations	1.47	0.15	0.03

Distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.08)
Dividends from net realized gains	—	—	—
Total distributions	(0.15)	(0.18)	(0.08)

Net asset value, end of year	$11.24	$9.92	$9.95

Ratios and supplemental data:
Total return(b)	14.98%	1.60%	0.29%

Net assets, end of year (000)	$91,086	$47,637	$23,054
Ratio of net expenses to average net assets	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.21%	1.80	%(c)
Ratio of net investment income (loss) to average net assets	2.47%	2.88%	1.81	%(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

PROSPECTUS	|	March 1, 2018	157

Calamos Hedged Equity Income Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	CLASS A				CLASS C
	Year EndedOctober 31,		December 31, 2014* through October 31,		Year EndedOctober 31,		December 31, 2014 October 31, through *
	2017	2016	2015		2017	2016	2015
Net asset value, beginning of period	$10.03	$10.00	$10.00		$10.00	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.12	0.10	0.06		0.02	0.03	(0.00	)**
Net realized and unrealized gain (loss)	0.76	0.17	0.01		0.79	0.16	0.01
Total from investment operations	0.88	0.27	0.07		0.81	0.19	0.01

Distributions:
Dividends from net investment income	(0.06)	(0.15)	(0.07)		(0.03)	(0.08)	(0.03)
Dividends from net realized gains	—	(0.09)	—		—	(0.09)	—
Total distributions	(0.06)	(0.24)	(0.07)		(0.03)	(0.17)	(0.03)

Net asset value, end of year	$10.85	$10.03	$10.00		$10.78	$10.00	$9.98

Ratios and supplemental data:
Total return(b)	8.77%	2.79%	0.67%		8.09%	1.92%	0.09%

Net assets, end of period (000)	$1,007	$10,275	$5,661		$173	$156	$100
Ratio of net expenses to average net assets	1.25%	1.22%	1.25	%(c)	2.00%	1.97%	2.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	2.03%	3.05	%(c)	3.03%	2.79%	3.79	%(c)
Ratio of net investment income (loss) to average net assets	1.12%	1.01%	0.78	%(c)	0.24%	0.26%	0.03	%(c)

	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Portfolio turnover rate	49.2%	19.6%	29.4%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	CALAMOS FAMILY OF FUNDS

Calamos Hedged Equity Income Fund

	Class I
	Year Ended October 31,		December 31, 2014* through October 31,
	2017	2016	2015
Net asset value, beginning of year	$10.04	$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.78	0.17	—
Total from investment operations	0.91	0.30	0.09

Distributions:
Dividends from net investment income	(0.11)	(0.18)	(0.08)
Dividends from net realized gains	—	(0.09)	—
Total distributions	(0.11)	(0.27)	(0.08)

Net asset value, end of year	$10.84	$10.04	$10.01

Ratios and supplemental data:
Total return(b)	9.12%	3.02%	0.89%

Net assets, end of year (000)	$11,883	$8,035	$5,527
Ratio of net expenses to average net assets	1.00%	0.97%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.06%	1.81%	2.80	%(c)
Ratio of net investment income (loss) to average net assets	1.22%	1.27%	1.03	%(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

PROSPECTUS	|	March 1, 2018	159

Calamos Phineus Long/Short Fund

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year were as follows:

	Class A				Class C
	Year Ended October 31,		April 5, 2016* through October 31,		Year Ended October 31,		April 5, 2016* through October 31,
	2017		2016		2017		2016
Net asset value, beginning of year	$10.77		$10.00		$10.73		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.16)		(0.10)		(0.25)		(0.15)
Net realized and unrealized gain (loss)	1.82		0.87		1.81		0.88
Total from investment operations	1.66		0.77		1.56		0.73

Distributions:
Dividends from net investment income	—		—		—		—
Dividends from net realized gains	(0.10)		—		(0.10)		—
Total distributions	(0.10)		—		(0.10)		—

Net asset value, end of year	$12.33		$10.77		$12.19		$10.73

Ratios and supplemental data:
Total return(b)	15.46%		7.70%		14.58%		7.30%

Net assets, end of year (000)	$66,854		$14,708		$28,933		$4,936
Ratio of net expenses to average net assets	2.71	%(e)	2.99	%(c)(d)	3.46	%(e)	3.69	%(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	2.71%		4.04	%(c)	3.46%		4.82	%(c)
Ratio of net investment income (loss) to average net assets	(1.34%)		(1.77	%)(c)	(2.11%)		(2.54	%)(c)

	Year Ended October 31,	April 5, 2016* through October 31,
	2017	2016
Portfolio turnover rate	167.8%	177.6%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.01% and 2.67% for the period ended October 31, 2016.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.73% and 2.47% for the year ended October 31, 2017.

160	CALAMOS FAMILY OF FUNDS

Calamos Phineus Long/Short Fund

	Class I
	Year Ended October 31,		April 5, 2016* through October 31,
	2017		2016
Net asset value, beginning of year	$10.80		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.13)		(0.08)
Net realized and unrealized gain (loss)	1.82		0.88
Total from investment operations	1.69		0.80

Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.10)		—
Total distributions	(0.10)		—

Net asset value, end of year	$12.39		$10.80

Ratios and supplemental data:
Total return(b)	15.70%		8.00%

Net assets, end of year (000)	$348,840		$56,319
Ratio of net expenses to average net assets	2.45	%(e)	2.77	%(c)(d)
Ratio of gross expenses to average net assets prior to expense reductions	2.45%		4.04	%(c)
Ratio of net investment income (loss) to average net assets	(1.09%)		(1.33	%)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the period ended October 31, 2016.

(e)	Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.47% for the year ended October 31, 2017.

PROSPECTUS	|	March 1, 2018	161

Appendix

Merrill Lynch Prospectus Disclosure

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Prospectus Disclosure

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

If you would like more information about the Funds, the following resources are available upon request, free of charge.

Additional information about the Funds’ investments will be available in the Funds’ semiannual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance for the one-year period ended October 31, 2017. The semiannual report will contain a similar discussion for the six months ended April 30, 2018.

The Statement of Additional Information provides more detailed information about the Funds and, except for the information in the section entitled “Financial Statements,” is incorporated into this prospectus by reference.

Copies of the reports and the Statement of Additional Information are available, without charge, upon request, by calling 800.582.6959 or by visiting the Funds’ website at www.calamos.com. You can request other information and discuss your questions about the Funds by contacting Calamos Financial Services LLC at:

Calamos Financial Services LLC

2020 Calamos Court

Naperville, Illinois 60563

Telephone: 800.582.6959

You can review the Funds’ reports and Statement of Additional Information at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for free from the EDGAR database on the Commission’s Internet website at http://www.sec.gov, or for a duplicating fee by calling or writing to:

Public Reference Section of the Commission

Washington, D.C. 20549-1520

Telephone: 202.551.8090

E-mail: publicinfo@sec.gov

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE 800.823.7386

TO OBTAIN INFORMATION

ABOUT YOUR INVESTMENTS 800.582.6959

VISIT OUR WEB-SITE www.calamos.com

INVESTMENT ADVISER

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563

TRANSFER AGENT

US Bancorp Fund Services, LLC

615 E. Michigan St. 3rd floor Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2017 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFPRO 03/18

811-05443

STATEMENT OF ADDITIONAL INFORMATION	March 1, 2018

CALAMOS (R) FAMILY OF FUNDS

Fund	Class A	Class C	Class I	Class T
Calamos Growth Fund	CVGRX	CVGCX	CGRIX	CVGTX
Calamos Opportunistic Value Fund	CVAAX	CVACX	CVAIX	CVATX
Calamos International Growth Fund	CIGRX	CIGCX	CIGIX	CITGX
Calamos Evolving World Growth Fund	CNWGX	CNWDX	CNWIX	CNWTX
Calamos Global Equity Fund	CAGEX	CCGEX	CIGEX	CTGEX
Calamos Growth and Income Fund	CVTRX	CVTCX	CGIIX	CVTTX
Calamos Global Growth and Income Fund	CVLOX	CVLCX	CGCIX	CVLTX
Calamos Convertible Fund	CCVIX	CCVCX	CICVX	CCVTX
Calamos Total Return Bond Fund	CTRAX	CTRCX	CTRIX	CTRTX
Calamos High Income Opportunities Fund	CHYDX	CCHYX	CIHYX	CHYTX
Calamos Market Neutral Income Fund	CVSIX	CVSCX	CMNIX	CVSTX
Calamos Dividend Growth Fund	CADVX	CCDVX	CIDVX	CTDVX
Calamos Emerging Market Equity Fund	CEGAX	CEGCX	CIEIX	CEGTX
Calamos Global Convertible Fund	CAGCX	CCGCX	CXGCX	CTGCX
Calamos Hedged Equity Income Fund	CAHEX	CCHEX	CIHEX	CAHTX
Calamos Phineus Long/Short Fund	CPLSX	CPCLX	CPLIX	CPLTX

2020 Calamos Court

Naperville, Illinois 60563

800.582.6959

This Statement of Additional Information relates to CALAMOS Growth Fund, CALAMOS Opportunistic Value Fund, CALAMOS International Growth Fund, CALAMOS Global Equity Fund, CALAMOS Evolving World Growth Fund, CALAMOS Growth and Income Fund, CALAMOS Global Growth and Income Fund, CALAMOS Convertible Fund, CALAMOS Total Return Bond Fund, CALAMOS High Income Opportunities Fund, CALAMOS Market Neutral Income Fund, CALAMOS Dividend Growth Fund, CALAMOS Emerging Market Equity Fund, CALAMOS Global Convertible Fund, CALAMOS Hedged Equity Income Fund and CALAMOS Phineus Long/Short Fund (the “Funds”), each of which is a series of Calamos Investment Trust (the “Trust”). This is not a prospectus, but provides information that should be read in conjunction with the CALAMOS Family of Funds prospectus, dated March 1, 2018 and any supplements thereto, which are incorporated herein by reference. The Funds’ financial statements and financial highlights for the fiscal year ended October 31, 2017, as well as the report of the independent registered public accounting firm are incorporated by reference. The prospectus and the annual and semi-annual reports of the Funds may be obtained without charge by writing or telephoning the Funds at the address or telephone numbers set forth above. Class T shares are not currently available for purchase.

MFSAI 03/18

THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund, except for Phineus Long/Short Fund, is an open-end, diversified management investment company. Phineus Long/Short Fund is an open-end, non-diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust. Market Neutral Income Fund was named “Market Neutral Fund” prior to December 30, 2005 and “Strategic Income Fund” prior to July 30, 1999. Prior to April 1, 2003, Global Growth and Income Fund was named “Global Convertible Fund” and Growth and Income Fund was named “Convertible Growth and Income Fund.” Prior to March 1, 2014, Opportunistic Value Fund was named “Value Fund”; and prior to December 1, 2003, Opportunistic Value Fund was named “Mid Cap Value Fund.” Prior to June 25, 2008, Evolving World Growth Fund was known as “Emerging Economies Growth Fund”. Prior to June 23, 2017, High Income Opportunities Fund was known as “High Income Fund”; and prior to May 15, 2012, High Income Fund was known as “High Yield Fund”.

INVESTMENT OBJECTIVES

Each Fund’s investment objectives are shown below:

GROWTH FUND seeks long-term capital growth.

OPPORTUNISTIC VALUE FUND seeks long-term capital growth.

INTERNATIONAL GROWTH FUND seeks long-term capital growth.

EVOLVING WORLD GROWTH FUND seeks long-term capital growth.

GLOBAL EQUITY FUND seeks long-term capital growth.

GROWTH AND INCOME FUND seeks high long-term total return through growth and current income.

GLOBAL GROWTH AND INCOME FUND seeks high long-term total return through capital appreciation and current income.

CONVERTIBLE FUND seeks current income, with growth as its secondary objective.

TOTAL RETURN BOND FUND seeks total return, consistent with preservation of capital and prudent investment management.

HIGH INCOME OPPORTUNITIES FUND seeks the highest level of current income obtainable with reasonable risk. Its secondary objective is capital gain, where consistent with the Fund’s primary objective.

MARKET NEUTRAL INCOME FUND seeks high current income consistent with stability of principal.

DIVIDEND GROWTH FUND seeks income and capital appreciation primarily through investments in dividend paying equities.

EMERGING MARKET EQUITY FUND seeks long-term capital appreciation.

GLOBAL CONVERTIBLE FUND seeks total return through capital appreciation and current income.

HEDGED EQUITY INCOME FUND seeks total return with lower volatility than equity markets.

PHINEUS LONG/SHORT FUND seeks strong, risk-adjusted and absolute returns in the context of prevailing market conditions across the global equity universe.

The investment objectives of each Fund may not be changed without the approval of a “majority of the outstanding” shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Convertible Fund, Global Equity Fund, Total Return Bond Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, and Hedged Equity Income Fund, respectively, will notify shareholders at least 60 days prior to any change in its 80% policy.

INVESTMENT PRACTICES

The prospectus contains information concerning each Fund’s investment objectives and principal investment strategies and risks. This Statement of Additional Information provides additional information concerning certain securities and strategies used by the Funds and their associated risks.

In pursuing its investment objectives, each Fund will invest as described below and in the Funds’ prospectus. The table below indicates whether each Fund, directly or indirectly through its investment in the underlying funds, invests in the securities and instruments listed as part of its principal (P) or non-principal (N) investment strategies.

INVESTMENTS AND INVESTMENT- RELATED PRACTICES	GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Equity Securities	P	P	P	P	P	P
Convertible Securities	N	N	N	P	N	P
Synthetic Convertible Instruments	N	N	N	P	N	P
Debt Securities (including High Yield Fixed-Income Securities)	N	N	N	P	N	P
U.S. Government Obligations	N	N	N	N	N	N
Stripped Securities	N	N	N	N	N	N
Mortgage-related and Other Asset-backed Securities	N	N	N	N	N	N
Loan Participations and Assignments	N	N	N	N	N	N
Inflation-indexed Bonds	N	N	N	N	N	N
Municipal Bonds	N	N	N	N	N	N
Rule 144A Securities	N	N	N	N	N	P
Foreign Securities	P	P	P	P	P	P
Currency Exchange Transactions	P	N	P	P	P	P
Synthetic Foreign Money Market Positions	N	N	N	N	N	N
Swaps, Caps, Floors and Collars	N	N	N	N	N	N
Structured Products	N	N	N	N	N	N
Lending of Portfolio Securities	N	N	N	N	N	N
Repurchase Agreements	N	N	N	N	N	N
Options on Securities, Indexes and Currencies*	P	P	N	N	N	P

INVESTMENTS AND INVESTMENT- RELATED PRACTICES	GROWTH FUND	OPPORTUNISTIC VALUE FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND
Futures Contracts and Options on Futures Contracts	N	N	N	N	N	N
Warrants*	N	N	N	N	N	N
Portfolio Turnover	P	P	N	P	N	N
Short Sales	N	N	N	N	N	N
“When-Issued” Securities	N	N	N	N	N	N
Delayed Delivery Securities	N	N	N	N	N	N
Reverse Repurchase Agreements and Other Borrowings	N	N	N	N	N	N
Illiquid Securities	N	N	N	N	N	N
Temporary Investments	N	N	N	N	N	N
Master Limited Partnerships	N	N	N	N	N	N
Real Estate Investment Trusts	N	N	N	N	N	N

INVESTMENTS AND INVESTMENT- RELATED PRACTICES	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	DIVIDEND GROWTH FUND
Equity Securities	P	P	N	P	N	P
Convertible Securities	P	P	P	P	P	N
Synthetic Convertible Instruments	P	P	P	P	P	N
Debt Securities (including High Yield Fixed-Income Securities)	P	P	P	P	P	N
U.S. Government Obligations	N	N	P	P	N	N
Stripped Securities	N	N	P	P	N	N
Mortgage-related and Other Asset-backed Securities	N	N	P	P	N	N
Loan Participations and Assignments	N	N	P	P	N	N
Inflation-indexed Bonds	N	N	P	P	N	N
Municipal Bonds	N	N	P	P	N	N
Rule 144A Securities	P	P	P	P	P	P
Foreign Securities	P	P	P	P	P	P
Currency Exchange Transactions	N	P	P	N	N	P
Synthetic Foreign Money Market Positions	N	N	N	N	N	N
Swaps, Caps, Floors and Collars	N	N	P	P	P	N
Structured Products	N	N	P	P	N	N
Lending of Portfolio Securities	N	N	P	P	N	N
Repurchase Agreements	N	N	P	P	N	N
Options on Securities, Indexes and Currencies*	P	P	P	P	P	P
Futures Contracts and Options on Futures Contracts	N	N	P	P	N	P
Warrants*	N	N	N	N	N	N
Portfolio Turnover	N	N	N	N	P	N
Short Sales	N	N	N	N	P	N
“When-Issued” Securities	N	N	P	P	N	N
Delayed Delivery Securities	N	N	P	P	N	N

INVESTMENTS AND INVESTMENT- RELATED PRACTICES	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	MARKET NEUTRAL INCOME FUND	DIVIDEND GROWTH FUND
Reverse Repurchase Agreements and Other Borrowings	N	N	N	N	N	N
Illiquid Securities	N	N	P	P	P	P
Temporary Investments	N	N	N	N	N	N
Master Limited Partnerships	N	N	P	P	N	P
Real Estate Investment Trusts	N	N	N	N	N	N

INVESTMENTS AND INVESTMENT-RELATED PRACTICES	EMERGING MARKET EQUITY FUND	GLOBAL CONVERTIBLE FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
Equity Securities	P	P	P	P
Convertible Securities	N	P	P	N
Synthetic Convertible Instruments	N	P	N	N
Debt Securities (including High Yield Fixed-Income Securities)	N	P	P	N
U.S. Government Obligations	N	N	N	N
Stripped Securities	N	N	N	N
Mortgage-related and Other Asset-backed Securities	N	N	N	N
Loan Participations and Assignments	N	N	N	N
Inflation-indexed Bonds	N	N	N	N
Municipal Bonds	N	N	N	N
Rule 144A Securities	N	P	P	N
Foreign Securities	P	P	P	P
Currency Exchange Transactions	P	P	P	P
Synthetic Foreign Money Market Positions	N	N	N	N
Swaps, Caps, Floors and Collars	N	N	N	N
Structured Products	N	N	N	N
Lending of Portfolio Securities	N	P	N	N
Repurchase Agreements	N	N	N	N
Options on Securities, Indexes and Currencies*	N	P	P	P
Futures Contracts and Options on Futures Contracts	P	P	P	P
Warrants*	N	N	P	N
Portfolio Turnover	P	P	P	P
Short Sales	N	N	N	P
“When-Issued” Securities	N	P	N	N
Delayed Delivery Securities	N	P	N	N
Reverse Repurchase Agreements and Other Borrowings	N	N	N	N
Illiquid Securities	N	N	N	N
Temporary Investments	N	N	N	N
Master Limited Partnerships	N	N	N	N
Real Estate Investment Trusts	N	N	N	N

*	Not including those acquired in connection with investments in synthetic convertible instruments.

EQUITY SECURITIES

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, a Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

CONVERTIBLE SECURITIES

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security’s value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE INSTRUMENTS

A Fund may establish a “synthetic” convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed- income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund’s investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. Convertible Fund’s and Global Convertible Fund’s holdings of synthetic convertible instruments are considered convertible securities for purposes of the Funds’ policy to invest at least 80% of their net assets (plus any borrowings) in convertible securities.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

DEBT SECURITIES (INCLUDING HIGH YIELD FIXED-INCOME SECURITIES)

In pursuing its investment objectives, a Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Calamos Advisors LLC (“Calamos Advisors”), the Funds’ investment adviser, to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities in a particular rating category, except that Total Return Bond Fund may not invest more than 25% of its net assets and Global Convertible Fund may not invest more than 20% of its net assets in high yield fixed-income securities, and neither Total Return Bond Fund nor Global Convertible Fund may acquire a security rated lower than C.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by a Fund of its investment objectives will be more dependent on Calamos Advisors’ credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos Advisors employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer’s present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. U.S. Treasury obligations are backed by the full faith and credit of the U.S.

Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality. Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association (“GNMA”) and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the first quarter of 2014, FNMA and FHLMC have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. FNMA and FHLMC ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from the U.S. Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

A Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency established or sponsored by the U.S. Government, provided that the securities are otherwise permissible investments of the Fund. Certain U.S. Government Obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

A Fund’s yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by GNMA, may affect the value of, and return on, an investment in such securities.

STRIPPED SECURITIES

Stripped securities include Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The Funds will not purchase stripped securities that are subject to direct prepayment or extension risk, although in the case of SMBS, their underlying securities may be subject to such risks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

A Fund may invest in mortgage- or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, SMBSs and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages accelerate the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal- only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.

Total Return Bond Fund may invest, without limitations, in any combination of mortgage-related and other asset-backed IO and PO securities. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other asset-backed securities that have been offered to investors.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Phineus Long/Short Fund, Total Return Bond Fund and High Income Opportunities Fund may each invest all of their total assets in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

A fund may have difficulty disposing of assignments and participations. In the event no liquid market for one of these obligations exists, a fund anticipates that such obligation could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse effect on a fund’s ability to dispose of particular assignments or participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund’s portfolio and calculating its net asset value. Additionally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

INFLATION-INDEXED BONDS

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation- indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income to the Fund in the year in which it occurs, even though the Fund does not receive any principal payment in cash until maturity.

MUNICIPAL BONDS

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which a Fund may invest include municipal lease obligations. A Fund may also invest in securities issued by entities whose underlying assets are municipal bonds. Total Return Bond Fund may invest, without limitation, in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. Since February 2008, a significant number of auction rate municipal bonds have failed to attract buyers, resulting in “failed auctions” and a resetting of the periodic rates to rates in excess of that which would otherwise prevail in the short-term market. The auction failures have affected municipal issuers throughout the nation. Failed auctions generally do not reflect the credit strength of individual issuers, but reflect concerns relating to bond insurers that have insured these auction rate bonds as well as changes in the operation of the auction rate market itself. As an outcome of these failed auctions, governmental issuers have experienced significantly higher service costs on auction rate bonds, and bondholders may experience significantly less liquidity than has been anticipated.

RULE 144A SECURITIES

A Fund may purchase securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Funds, under Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Calamos Advisors, under the supervision and oversight of the Trust’s board of trustees, will consider whether Rule 144A Securities are illiquid and thus subject to a Fund’s restriction of investing no more than a specified percentage of its net assets in securities that are illiquid at the time of purchase. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos Advisors will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos Advisors may consider the (1) frequency of trades and quotes for the security, as well as equivalent or underlying securities (e.g. the underlying common stock of a convertible security), (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% (or 15% in the case of Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, High Income Opportunities Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund) of its net assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Convertible Fund and Phineus Long/Short Fund may invest all of their net assets, Total Return Bond Fund may invest up to 35% of its net assets, and each other Fund may invest up to 25% of its net assets, in securities of foreign issuers. A foreign security is a security issued by a foreign government or a company whose country of incorporation is a foreign country. For this purpose, foreign securities include American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person but which represent underlying shares of foreign issuers, and may include foreign securities in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. A Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, a Fund’s investment performance is affected by the relative strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although each Fund that invests in foreign securities intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

However, each Fund that invests in foreign securities may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

A portion of a Fund’s investments may be in Russian securities and instruments. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian persons and issuers. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting a Fund from buying, selling or otherwise transacting in these investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. For these or other reasons, a Fund could seek to suspend redemptions of shares, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value. During the period that redemptions are affected, shares could trade at a significant premium or discount to their net asset value.

Investments in China A-Shares through the Shanghai-Hong Kong Stock Connect Program

The Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Global Growth and Income Fund, International Growth Fund, and Global Convertible Fund may purchase certain listed eligible China A-Shares traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a joint program among Hong Kong Exchanges and Clearing Ltd., the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“China Clear”) to facilitate investment by non-Chinese investors in China A-Shares. Stock Connect allows non-Chinese investors to trade and settle such SSE equities without first obtaining a Qualified Foreign Institutional Investor (“QFII”) license, or through licensure as a Renminbi Qualified Foreign Institutional Investor (“RQFII”).

Under the terms of Stock Connect, participating investors will execute their A-Shares transactions through participants of the Stock Exchange of Hong Kong (“Exchange Participants”). Exchange Participants place orders through the China Stock Connect System, which will route orders through the “SEHK Subsidiary”, which is a wholly-owned subsidiary of the Stock Exchange of Hong Kong formed to effectuate the Program. Shares purchased through Stock Connect are cleared and settled through China Clear. The Hong Kong Securities Clearance Corporation (“HKSCC”) acts as clearing agent for the SEHK Subsidiary. HKSCC will engage in daily net cash or securities settlement. Because China A-Shares are uncertificated, all indicia of ownership of the A-Shares will be maintained in the HKSCC account in China Clear. HKSCC will in turn maintain an account for the benefit of the Funds’ eligible foreign custodian, which in turn will record the Funds’ ownership of the securities on its books. During the settlement process, HKSCC will act as nominee on behalf of Hong Kong executing brokers, and as a result, SSE shares will not be in the name of the relevant Fund, its custodian, or any of its brokers during this time period. The trading and settlement currency of A-Shares is Renminbi (“RMB”).

Trading in the A-Shares through Stock Connect is subject to certain risks. The list of eligible A-Shares may change from time to time. If a share ceases to be an eligible A-Share but continues to be a SSE listed share, the Fund will only be allowed to sell such China A-Share but will be restricted from buying additional shares.

Prior to trading, SSE securities are subject to a “broker pre-check” requirement. Under the pre-check procedures, a Stock Connect participant is generally required to transfer securities to the account of the executing broker prior to the trade. Until settlement, the Fund will be exposed to counterparty risk with respect to such brokers. Stock Connect permits an alternative to the broker pre-check, which allows the Funds to establish a Special Segregated Account with their eligible foreign custodian in Hong Kong. The Funds intend to use this latter procedure in an attempt to minimize counterparty risk.

While a Fund’s ownership of A-Shares will be reflected on the books of the custodian’s records, the Fund will only have beneficial rights in the shares. Stock Connect regulations provide that investors, such as a Fund, enjoy the rights and benefits of SSE equities purchased through Stock Connect. However, Stock Connect is a new program, and the beneficial interest of participants in Stock Connect securities is untested under the law of the People’s Republic of China. Although the China Securities Regulatory Commission securities regulators in Hong Kong and the People’s Republic of China has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the People’s Republic of China, there is a risk that courts in the People’s Republic of China may take a contrary view.

A Fund investing through Stock Connect also would be exposed to counterparty risk with respect to ChinaClear. In the event of the insolvency of ChinaClear, a Fund’s ability to take action directly to recover the Fund’s assets may be limited. HKSCC, as nominee holder, would have the exclusive right, but not the obligation, to take any legal action or court proceeding to enforce any rights of investors, such as the Fund. Recovery of Fund assets may be subject to delays and expenses, which may be material. Similarly, HKSCC would be responsible for the exercise of shareholder rights with respect to corporate actions (including all dividends, rights issues, merger proposals or other shareholder votes). While HKSCC may provide investors with the opportunity to provide voting instructions, investors may not have sufficient time to consider proposals or provide instructions.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, rules of the People’s Republic of China applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that the Funds will be unable to make monetary claims on the investor compensation fund that they might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to Stock Connect securities.

Investment in Stock Connect securities is subject to various risks associated with the legal and technical framework of Stock Connect. Stock Connect is generally available only on business days when both the Hong Kong Stock Exchange (“HKEx”) and SSE are open. When either or both the HKEx and SSE is/are closed, investors will not be able to trade Stock Connect securities at times that may otherwise be beneficial to such trades. Because the program is new, the technical framework for Stock Connect has only been tested with limited volume or using simulated market conditions. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all.

Both the PRC and Hong Kong regulators are permitted to (independently of each other) suspend Stock Connect in response to certain market conditions. In addition, Stock Connect is subject to both a daily quota and an “aggregate” quota measuring total purchases and sales of securities via Stock Connect. Buy orders and sell orders offset each other for purposes of the quota. If either the daily or aggregate quota is exceeded, further buy orders will be rejected, either until the next trading day (in the case of the daily quota) or until the next trading day when sufficient aggregate quota is available. These quotas are not particular to either the Fund or Calamos Advisors; instead, they apply to all market participants generally. Thus, Calamos Advisors will not be able to control the use or availability of the quota. If Calamos Advisors is unable to purchase additional Stock Connect securities, it may affect Calamos Advisors’ ability to implement a Fund’s investment strategy.

Risks Related to Investment in China

Investments in China A-Shares are subject to various risks, including the risks associated with investing in China generally. In particular, the Mainland Chinese exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the Chinese securities market are less developed. The Chinese government continues to exercise significant control over China’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Funds’ investments in China A-Shares. The Chinese government has implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the Chinese economy. The Chinese legal system is still developing, and laws, regulations, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions.

The tax law and regulations of China are constantly changing, sometimes with retroactive effect, and the interpretation and application thereof are not as consistent and transparent as in more developed nations and may vary from region to region within China. There has been, and continues to be, uncertainty over taxation of SSE equities in the Stock Connect program, and any taxes imposed on the earnings of the Fund will reduce its overall returns.

Some Chinese companies may have less established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to Chinese companies are different, sometimes in fundamental ways, from those applicable to companies in the U.S. and other developed markets.

CURRENCY EXCHANGE TRANSACTIONS

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows a Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. No Fund may engage in “speculative” currency exchange transactions.

If a Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

SWAPS, CAPS, FLOORS AND COLLARS

A Fund may enter into interest rate, currency, index, credit default, total return and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. A credit default swap is an agreement to transfer the credit exposure of fixed-income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos Advisors believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction (“Counterparties”), combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos Advisors. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. Also, the Fund will be exposed to the credit risk of the futures commission merchant who acts as the Fund’s clearing member on the clearinghouse for a centrally cleared swap. If the Fund’s futures commission merchant becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. In the event of bankruptcy of the Fund’s futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the futures commission merchant’s other customers, potentially resulting in losses to the Fund.

STRUCTURED PRODUCTS

A Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices — Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

A Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

LENDING OF PORTFOLIO SECURITIES

In seeking to earn additional income, a Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may experience losses as a result of a diminution in value of its cash collateral investments. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan; however, the Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities.

REPURCHASE AGREEMENTS

As part of its strategy for the temporary investment of cash, a Fund may enter into “repurchase agreements” pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. Each Fund may invest in repurchase agreements, provided that Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, High Income Opportunities Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund may not invest more than 15%, and each other Fund may not invest more than 10%, of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and any other illiquid securities. A repurchase agreement arises when a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit a Fund to earn interest on assets awaiting long term investment. A Fund requires continuous maintenance by the custodian for the Fund’s account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors will monitor the creditworthiness of the firms with which a Fund enters into repurchase agreements.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

A Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. A Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

A Fund may purchase and sell (write) exchange listed options and over-the-counter (“OTC”) options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Counterparties”) through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy- back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. A Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Securities and Exchange Commission (the “SEC”) currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to a fund’s limitation on investing no more than 10% of its net assets (or 15% in the case of Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, High Income Opportunities Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund) in illiquid securities.

A Fund may also purchase and sell (write) options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

A Fund will sell (write) call options and put options only if they are “covered.” A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by a Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). A Fund writing a call option on an index would be considered as holding an offsetting position to the extent such Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos Advisors’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. A Fund’s ability to utilize options successfully will depend on Calamos Advisors’ ability to predict pertinent market investments, which cannot be assured.

A Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If a Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a Fund foregoes, during the option’s life, the opportunity to profit from any currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

A Fund may purchase and sell (write) call options on securities indexes and currencies. All calls sold by a Fund must be “covered.” Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. A Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A Fund may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. A Fund may enter into such contract if, in Calamos Advisors’ opinion, such contract meets the Fund’s investment parameters.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund’s exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

The success of any futures transaction by a Fund depends on Calamos Advisors’ correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos Advisors might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

When a Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES. If options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund’s investment objectives.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or futures commission merchant, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian (or futures commission merchant) cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of options and futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodities Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use options and futures will be limited by tax considerations. See “Taxation — Options, Futures and Forward Contracts, and Swap Agreements or Derivatives” below. Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), each Fund is not deemed to be a commodity pool operator or a commodity pool under the CEA and is not subject to registration or regulation as such under the CEA. The Trust is not subject to regulation under the CEA.

Under Rule 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money”2 at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those

[2]	A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.

WARRANTS

A Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to 20 years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in a Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. Portfolio turnover for each Fund is shown under “Financial Highlights” in the prospectus. A portfolio turnover rate of 100% would mean that the Fund had sold and purchased securities valued at 100% of its net assets within a one-year period.

The portfolio turnover rate for the Opportunistic Value Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017 as the Fund adjusted its holdings in line with the firm’s top down macroeconomic view as well as bottom up quantitative and fundamental analytics. The Fund will opportunistically invest according to market conditions. The fiscal year reporting period can be described as an eventful rotation of market sentiment surrounding US elections, improving GDP, interest rate increases and discussions about tax reform, as well as encompassing significant market moves. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the International Growth Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017 during an eventful and rotational period in international markets. The Fund modified its positioning following the 2016 U.S. election to reflect a more positive view of global growth conditions and increased reflation expectations. The portfolio actions included increased investments in cyclical opportunities and reduced weight in defensives. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the Emerging Market Equity Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017 during an eventful and highly rotational period in emerging markets. The Fund modified its positioning following the 2016 U.S. election to reflect a more positive view of global growth conditions, a widening set of emerging market opportunities, and increased reflation expectations.

The portfolio actions included increased investments in cyclical opportunities and reduced weight in defensives. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the Global Equity Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017 as the Fund re-positioned following the 2016 U.S. election to reflect a more positive view of global growth conditions and increased reflation expectations. The portfolio actions included increased investments in cyclical opportunities and reduced weight in defensives. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the Global Growth & Income Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017 as the Fund re-positioned following the 2016 U.S. election to reflect a more positive view of global growth conditions and increased reflation expectations. The portfolio actions included increased investments in cyclical opportunities and reduced weight in defensives. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the Total Return Bond Fund increased from the fiscal year ending 10/31/2016 to 10/31/2017 as the Fund had its first fiscal year under new manager, R. Matthew Freund. The increase was a result of duration management, yield curve, sector allocation and security selection decisions in an environment of evolving macroeconomic conditions layered with changing fiscal and financial policies. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the High Income Opportunities Fund increased from the fiscal year ending 10/31/2016 to 10/31/2017 as the Fund had its first fiscal year under new manager, R. Matthew Freund. The increase was a result of duration management, yield curve, sector allocation and security selection decisions in an environment of evolving macroeconomic conditions layered with changing fiscal and financial policies. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the Hedged Equity Income Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017. Market conditions and volatility will affect the amount of turnover from year to year, as the Fund opportunistically rebalances its positioning. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

The portfolio turnover rate for the Market Neutral Income Fund increased from the fiscal year ending 10/31/2016 to the fiscal year ending 10/31/2017. Market conditions and volatility will affect the amount of turnover from year to year, as the Fund opportunistically rebalances its positioning. The Fund’s portfolio turnover has fluctuated in the past and the Fund anticipates variations in portfolio turnover in the future.

SHORT SALES

A Fund may sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund’s portfolio. A short sale may be effected when Calamos Advisors believes that the price of a security will decline or underperform the market, and involves the sale of borrowed securities, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that a Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, a Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer.

The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities that are marked to market daily with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. A Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

A Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that securities borrowed by a Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

It is possible that the market value of the securities a Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

A Fund may also make short sales “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. A short sale “against the box” would be made in anticipation of a decline in the market price of the securities sold short. Short sales “against the box” result in a “constructive sale” and require the Fund to recognize taxable gain unless an exception to the constructive sale rule applies.

A Fund will not make a short sale of securities (other than a short sale “against the box”), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales “against the box”).

Short sales also may afford a Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open. Calamos Advisors believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that a Fund will be able to enter into such arrangements to the desired degree.

“WHEN-ISSUED” AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy, as well as entering into reverse repurchase agreements or engaging in other borrowing as described below, may increase net asset value fluctuation.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to the extent permitted under the leverage limitations of the 1940 Act and the Fund’s investment restrictions described below. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement enables the Fund to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without needing to sell portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be covered by segregated liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

ILLIQUID SECURITIES

Each of Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, High Income Opportunities Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund may invest up to 15% of its net assets, and each other Fund may invest up to 10% of its net assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act. A position in restricted securities might adversely affect the liquidity and marketability of a portion of a Fund’s portfolio, and a Fund might not be able to sell or dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Fund’s investment in restricted securities.

TEMPORARY INVESTMENTS

A Fund may make temporary investments without limitation when Calamos Advisors determines that a defensive position is warranted, or as a reserve for possible cash needs. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements.

MASTER LIMITED PARTNERSHIPS

MLPs differ from investments in common stock as a result of limited control and limited rights to vote on matters affecting the MLP. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLPs generally do not pay federal income tax at the partnership level. Rather, each Partner is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund. Although common units of MLPs trade on the NYSE, the NASDAQ and NYSE MKT LLC, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so.

REAL ESTATE INVESTMENT TRUSTS

Investments in the real estate industry, including real estate investment trusts (REITs), are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

RECENT MARKET CONDITIONS

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on each Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The Federal Reserve has recently reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so -called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Funds invest.

The situation in the financial markets in the past decade called for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that continues to unfold. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of a Fund.

Under rules adopted under the Dodd-Frank Act, certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. The new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin. The Fund is subject to variation margin requirements under such rules and the Fund may become subject to initial margin requirements under such rules in 2020.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

REFLOW LIQUIDITY PROGRAM

Certain Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by the other shareholders that are to settle the next business day. After purchasing fund shares, Reflow then redeems those shares when the Fund next experiences net sales, at the end of ReFlow’s maximum holding period, or at other times at ReFlow’s discretion. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the Fund shares purchased by ReFlow. The fee is allocated among the Fund’s share classes based on relative net assets. ReFlow’s purchases of Fund shares are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. ReFlow may purchase various shares of the Fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow’s investments in the Funds are not subject to the Funds’ Excessive Trading Policies and Procedures described in the Funds’ prospectus. By participating in such a program, there is no assurance that ReFlow will have sufficient funds available to meet the Funds’ needs.

INVESTMENT RESTRICTIONS

Each Fund, except Phineus Long/Short Fund, has elected to be classified as a diversified, open-end management investment company. Phineus Long/Short Fund has elected to be classified as a non-diversified fund. Except as noted below, each Fund operates under the following investment restrictions and may not:

(i)	(for Opportunistic Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Opportunities Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, and Hedged Equity Income Fund only) make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act if the Fund is classified as a diversified investment company;[3]

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

[3]	Currently, under the 1940 Act, for a Fund to be classified as a diversified investment company, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

(ii)	(for each fund, except Phineus Long/Short Fund) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv)	(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) invest more than 10% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(v)	(for Opportunistic Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Opportunities Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities; (for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

(vi)	make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(vii)	(for Opportunistic Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Opportunities Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund only) borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act;[4],[5]

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) borrow, except that the Fund may (a) borrow up to 10% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 10% of total assets, and the Fund will not purchase securities when its borrowings exceed 5% of total assets) and (b) enter into transactions in options;5

(viii)	invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

[4]	None of these Funds, other than Phineus Long/Short Fund, intends to purchase securities when its borrowings exceed 5% of total assets.
[5]	Each Fund’s borrowing practices are limited by the 1940 Act. Currently, under the 1940 Act, a Fund may borrow in an aggregate amount not exceeding 33 1⁄3% of its total assets, including the proceeds of borrowings, for any purpose, but borrowings from entities other than banks may not exceed 5% of its total assets and may be only as a temporary measure for extraordinary or emergency purposes, unless the Fund has received an exemptive order from the SEC permitting it to borrow from other affiliated funds in excess of 5% of its total assets.

(ix)	(for Opportunistic Value Fund, Global Growth and Income Fund, International Growth Fund, High Income Opportunities Fund, Global Equity Fund, Total Return Bond Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Hedged Equity Income Fund and Phineus Long/Short Fund only) issue any senior security, except to the extent permitted under the 1940 Act;[6]

(for Growth Fund, Growth and Income Fund, Convertible Fund and Market Neutral Income Fund only) issue any senior security, except that the Market Neutral Income Fund may sell securities short.6

The above restrictions are fundamental policies and may not be changed with respect to a Fund without the approval of a “majority” of the outstanding shares of that Fund, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of that Fund or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of that Fund are present or represented at the meeting by proxy.

With regard to all Funds other than Phineus Long/Short Fund and except as noted below, in addition to the fundamental restrictions listed above, and as a non-fundamental policy:

(a)	no Fund may invest in shares of other open-end investment companies, except as permitted by the 1940 Act;[7]

(b)	no Fund may invest in companies for the purpose of exercising control or management;

(c)	no Fund may purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d)	no Fund may make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i);

[6]	Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the indebtedness is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
[7]

Each Fund intends to limit its investment in other investment companies so that, as determined immediately after a Fund invests in another investment company: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting shares of any one investment company will be owned by the Fund. Currently, under the 1940 Act, a Fund is permitted to invest in other investment companies in excess of the above limitations if certain requirements are met, including that any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Each Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the 1940 Act are met. Pursuant to orders issued by the SEC to certain other investment companies and procedures approved by the Board, a Fund may invest in the such other investment companies in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. These limitations do not apply in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

(e)	no Fund may invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by ADRs and securities guaranteed by a U.S. person), except that Total Return Bond Fund may invest up to 35% of its net assets in securities of foreign issuers, and each of Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Evolving World Growth Fund, Emerging Market Equity Fund, and Global Convertible Fund may invest up to all of its net assets in securities of foreign issuers;

(f)	(for Global Growth and Income Fund, International Growth Fund, Global Equity Fund, Total Return Bond Fund, High Income Opportunities Fund, Evolving World Growth Fund, Dividend Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, and Hedged Equity Income Fund) no Fund may invest more than 15% (or 10% in the case of each other Fund) of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(g)	(for Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, and Hedged Equity Income Fund) Consistent with the Fund’s investment objective and principal investment strategies the Fund’s investment adviser views the strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles; or

(h)	(for Market Neutral Income Fund) Consistent with the Fund’s investment objective and principal investment strategies may engage in a long/short equity investment strategy and total return swaps to reduce exposure to broader market risk and volatility.

In addition to the fundamental restrictions listed above, and as a non-fundamental policy Phineus Long/Short Fund may not:

(a)	invest in shares of other investment companies, except as permitted by the 1940 Act;[7]

(b)	invest in companies for the purpose of exercising control or management;

(c)	invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days; or

(d)	exceed the following maximum percentages, as applicable, for naked option positions on single issuer securities (excluding ETF and index hedges), judged as notional exposure of naked option position:

(i) 5% notional exposure for the aggregate naked puts on single issuer securities;

(ii) 3% notional exposure for the aggregate naked calls on single issuer securities;

(iii) 10% aggregate exposure for all naked calls on single issuer securities in the portfolio; and

(iv) 10% aggregate exposure for all naked puts on single issuer securities in the portfolio.

The non-fundamental investment restrictions above may be changed by the board of trustees without shareholder approval. Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund’s ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

MANAGEMENT

TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for each Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 1988)	23	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John E. Neal (1950)	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	23	Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Strategic Income Fund LLC and JNL Variable Fund LLC** (since January 2007); Trustee, Lewis University (since October 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Stephen B. Timbers (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

David D. Tripple (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***	Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Juris Doctor degree

Virginia G. Breen (1964)	Trustee (since 2015)	23	Private Investor, Trustee, Neuberger Berman Private Equity Registered Funds (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)	More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.
**	Overseeing 118 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing 11 portfolios in fund complex.
*****	Overseeing eight portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

OFFICERS. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer’s name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since September 2013)	President (since September 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); prior thereto Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010); prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; prior thereto Vice President, Fund Administration, (2010-2017)

J. Christopher Jackson (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

John S. Koudounis (1966)	Vice President (since July 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

COMMITTEES OF THE BOARD OF TRUSTEES. The Trust’s board of trustees currently has five standing committees:

Executive Committee. Messrs. John Calamos and Stephen Timbers are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John Calamos is an interested trustee of the Trust.

Dividend Committee. Mr. John Calamos serves as the sole member of the dividend committee. The dividend committee is authorized to declare distributions on the shares of the Trust’s series in accordance with such series’ distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee. Messrs. Neal, Rybak, Timbers and Tripple and Ms. Breen serve on the audit committee. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit and responds to other matters deemed appropriate by the board. All members of the audit committee are independent trustees of the Trust.

Valuation Committee. Messrs. Neal, Rybak, Timbers and Tripple and Ms. Breen serve on the valuation committee. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust’s valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the board.

Governance Committee. Messrs. Neal, Rybak, Timbers and Tripple and Ms. Breen serve on the governance committee. The governance committee operates under a written charter adopted and approved by the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. It also makes recommendations to the board regarding compensation of independent trustees. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non- interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such search firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the individual candidates and the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the committee’s charter. Any prospective candidate is interviewed by the trustees and officers, and references are checked. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration.

A Fund shareholder who wishes to propose a trustee candidate must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

•	the number and class of all shares of the Trust’s series owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•	a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•	information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•	a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Trust’s series owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

In addition to the above committees, there is a pricing committee, appointed by the board of trustees, comprised of officers of the Trust and employees of Calamos Advisors.

The following table identifies the number of meetings the board and each committee held during the fiscal year ended October 31, 2017.

NUMBER OF MEETINGS DURING FISCAL YEAR ENDED October 31, 2017
Board	4
Executive Committee	0
Audit Committee	4
Governance Committee	2
Dividend Committee	12
Valuation Committee	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The board of trustees is responsible for oversight of the Trust. The Trust has engaged Calamos Advisors to manage the Funds on a day-to-day basis. The board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Funds. The board of trustees is currently composed of six members, five of whom are non-interested trustees. The board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time to assist the board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the board of trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non- interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Funds. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board’s leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The board of trustees has concluded that, based on each trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees, each trustee should serve as a member of the board. In making this determination, the board has taken into account the actual service of the trustees during their tenure in concluding that each should continue to serve. The board also has considered each trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee that led the board to conclude that he should serve as a trustee.

Each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has served for more than eight years as a trustee of the Trust. In addition, each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

RISK OVERSIGHT. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the board of trustees oversees risk through various regular board and committee activities. The board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

TRUSTEE AND OFFICER COMPENSATION. John P. Calamos, Sr., the trustee who is an “interested person” of the Trust, does not receive compensation from the Trust. Although they are compensated, the non-interested trustees do not receive any pension or retirement benefits from the Trust. Mr. Mickey is the only Trust officer who receives compensation from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees and officers compensated by the Trust.

Name	Aggregate Compensation from the Trust 11/1/16-10/31/17	Total Compensation from Calamos Funds Complex(2) 11/1/16-10/31/17
John P. Calamos	$0	$0
Virginia G. Breen	$91,837	$147,500
John E. Neal(1)	$104,589	$173,500
William R. Rybak	$98,213	$157,500
Stephen B. Timbers	$117,342	$193,500
David D. Tripple	$98,213	$157,500
Mark J. Mickey	$95,602	$150,000

(1)	Includes fees deferred during the relevant period pursuant to a deferred compensation plan. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Funds as selected by the trustee. As of October 31, 2017 the value of the deferred compensation account for Mr. Neal was $1,763,647.
(2)	Consisting of 23 portfolios as of the end of the period indicated.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee receives a meeting attendance fee of $7,000 for any regular or special board meeting attended in person, $3,500 for any regular or special board meeting attended by telephone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the Ad-hoc committee chair.

Compensation paid to the non-interested trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the board.

The Trust has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the Funds as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

At December 31, 2017, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds, and of all funds in the Fund Complex having values within the indicated dollar ranges.*

	GROWTH FUND	GROWTH AND INCOME FUND	OPPORTUNISTIC VALUE FUND	GLOBAL GROWTH AND INCOME FUND
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	None
John E. Neal	Over $100,000	Over $100,000	None	Over $100,000
William R. Rybak	Over $100,000	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000
Stephen B. Timbers	Over $100,000	Over $100,000	None	None
David D. Tripple	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	$1 - $10,000

	INTERNATIONAL GROWTH FUND	GLOBAL EQUITY FUND	CONVERTBLE FUND	MARKET NEUTRAL INCOME FUND
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	None
John E. Neal	None	$1 - $10,000	None	Over $100,000
William R. Rybak	None	None	$10,001 - $50,000	$10,001 - $50,000
Stephen B. Timbers	Over $100,000	None	Over $100,000	None
David D. Tripple	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000

	HIGH INCOME OPPORTUNITIES FUND	TOTAL RETURN BOND FUND	EVOLVING WORLD GROWTH FUND	DIVIDEND GROWTH FUND
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	None
Virginia G. Breen	None	None	None	None
John E. Neal	None	None	None	None
William R. Rybak	$10,001 - $50,000	None	None	None
Stephen B. Timbers	Over $100,000	Over $100,000	None	None
David D. Tripple	$1 - $10,000	$1 - $10,000	$10,001 - $50,000	$1 - $10,000

	EMERGING MARKET EQUITY FUND	GLOBAL CONVERTIBLE FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Virginia G. Breen	None	None	None	Over $100,000
John E. Neal	None	None	None	Over $100,000
William R. Rybak	None	None	None	None
Stephen B. Timbers	None	None	None	Over $100,000
David D. Tripple	$10,001 - $50,000	None	None	$10,001 - $50,000

	AGGREGATE DOLLAR RANGE OF SHARES OF ALL FUNDS IN THE FUND COMPLEX
John P. Calamos, Sr.[1]	Over $	100,000
Virginia G. Breen	Over $	100,000
John E. Neal	Over $	100,000
William R. Rybak	Over $	100,000
Stephen B. Timbers	Over $	100,000
David D. Tripple	Over $	100,000

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.
*	Valuation as of December 31, 2017.

No trustee who is not an “interested person” of the Trust owns beneficially or of record, any security of Calamos Advisors, CFS, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Calamos Advisors or CFS.

CODE OF ETHICS. Employees of Calamos Advisors and Calamos Financial Services LLC (“CFS”), the Funds’ distributor, are permitted to make personal securities transactions, including transactions in securities that the Trust may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, Calamos Advisors and CFS. The Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos Advisors and CFS employees and the interests of investment advisory clients such as the Trust. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Affiliates of Calamos Advisors and CFS, CAM, CILLC, Calamos Partners LLC (“CPL”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr. and members of his family (“Calamos Family”), may invest in products managed by Calamos Advisors to support the continued growth of our investment products and strategies, including investments to seed new products. Notwithstanding any provision to the contrary in the Code of Ethics, investments made by CAM, CILLC, CPL, CFP and the Calamos Family in products managed by Calamos Advisors are not subject to restrictions of the Code of Ethics regarding short term or speculative trading. As a result, such entities or individuals may hedge corporate or personal investments in such products. However, these hedging transactions are subject to pre-clearance by the Compliance Department and reporting to the CAM Audit Committee. In addition, the trading execution order must be (1) products or accounts managed by Calamos Advisors (2) CAM, (3) CILLC, (4) and CPL, CFP and/or the Calamos Family. All other provisions of the Code of Ethics are otherwise applicable.

The General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

PROXY VOTING PROCEDURES. Each Fund has delegated proxy voting responsibilities to Calamos Advisors, subject to the board of trustees’ general oversight. Each Fund expects Calamos Advisors to vote proxies related to that Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. Calamos Advisors has adopted its own Proxy Voting Policies and Procedures (the “Policies”). The Policies address, among other things, conflicts of interest that may arise between the Funds’ interests, and the interests of Calamos Advisors and its affiliates.

The following is a summary of the Policies used by Calamos Advisors in voting proxies.

To assist it in voting proxies, Calamos Advisors has established a committee comprised of members of its Portfolio Management and Research Departments. The committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos Advisors believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos Advisors will vote in favor of proposals recommended by the company’s board. More specifically, Calamos Advisors seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos Advisors will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of a Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos Advisors will vote on a case-by-case basis on proposals presenting these transactions.

To assist it in analyzing proxies, Calamos subscribes to Broadridge, an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, voting recommendations, record keeping and vote disclosure services. Proxies received by the Funds are voted based upon Calamos’ proxy voting guidelines. CAL has established an internal proxy group that is responsible for maintaining oversight of all facets of the processes described above. Any proxy that is not covered by the proxy voting guidelines is reviewed and considered by Calamos’ proxy group and is voted in accordance with that review. In addition, this service facilitates the voting of each proxy in accordance with our proxy voting policy. Based on the instruction provided by the proxy group and/or the principles inherent in CAL’s proxy policy, the Corporate Actions Department will vote and process proxies.

Finally, Calamos Advisors has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provide that the committee, along with Calamos Advisors’ Legal and Compliance Departments, will examine conflicts of interests with the Funds of which Calamos Advisors is aware and seek to resolve such conflicts in the Funds’ best interests, irrespective of any such conflict. If a member of the committee has a personal conflict of interest, that member will refrain from voting and the remainder of the committee will determine how to vote the proxy solely on the investment merits of any proposal. The committee will then memorialize the conflict and the procedures used to address the conflict.

The Trust is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. The Trust’s proxy voting record for the most recent 12-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov, and (2) without charge, upon request, by calling 800-582-6959.

You may obtain a copy of Calamos Advisors’ Policies by calling 800.582.6959, by visiting Calamos Advisors’ website at www.calamos.com, by writing Calamos Advisors at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The board of trustees, including a majority of the non-interested trustees, has adopted policies and procedures to govern the disclosure of portfolio security holdings. The board of trustees considered the circumstances under which portfolio security holdings may be disclosed to different categories of persons and how to address actual and potential conflicts of interests between the interests of the Funds’ shareholders, on the one hand, and those of Calamos Advisors and CFS, on the other. After giving due consideration to such matters and after exercising their fiduciary duties and reasonable business judgment, the board of trustees determined that the Funds have a legitimate business purpose for disclosing portfolio security holdings to the persons described in the policies and procedures, and that the policies and procedures are reasonably designed to ensure that disclosures of portfolio security holdings are not opposed to the best interests of shareholders and appropriately address the potential for material conflicts of interest.

Calamos Advisors and CFS carry out the policies and procedures governing disclosure of portfolio security holdings, and as such have access to information regarding portfolio security holdings on a daily basis and may disclose that information to the Funds’ service providers and other third parties only in accordance with the policies and procedures adopted by the board of trustees.

Disclosure to the Public

A complete list of portfolio holdings as of the last business day of the preceding calendar month may be disclosed no earlier than 30 days after the end of the previous calendar month.

A subset of each Fund’s portfolio security holdings “top ten” list may be disclosed no earlier than 10 days after the end of the previous calendar month.

Portfolio attribution, any information relating to a Fund’s portfolio characteristics, such as, but not limited to, industries or sectors within a Fund, income distributions, potential capital gains, beta, average weighted average, current yield, or SEC yield may be disclosed on a ten (10) day lag.

Based on an internal exception process and review of conflicts of interest, the Funds may publicly disclose whether an individual security is, or is not, owned by a Fund if the Funds determine that the disclosure is not opposed to the best interests of shareholders and any conflicts of interest are addressed. Such an exception shall be reported to the Funds’ Board of Trustees at the next scheduled meeting.

The Funds’ most current public portfolio holdings information may be found at www.calamos.com.

Non-Public Disclosure

Disclosure to Rating and Ranking Agencies. A complete list of portfolio security holdings as of the last business day of the preceding calendar quarter may be disclosed to rating or ranking agencies, such as S&P, Moody’s, Morningstar, Inc. (“Morningstar”) and Lipper, Inc. (“Lipper”), no earlier than 30 days after the end of such quarter. Any non-public disclosure to rating or ranking agencies shall be made subject to a duty of confidentiality, including a duty not to trade on non-public information. As of December 31, 2017, the following rating or ranking agencies are provided portfolio security holdings information in connection with the above procedures: Standard & Poor’s Financial Services, LLC, Bloomberg LP, Thompson Reuters, Morningstar, Inc., and FactSet Financial Research Systems, Inc.

Disclosure to Third Parties. Portfolio security holdings may be disclosed more frequently than described above to third parties, with little or no lag time, when a Fund has a legitimate business purpose for doing so. The frequency and lag time of such disclosure is based upon each party’s need for the information. Third parties include, but are not limited to, each Fund’s investment adviser, principal underwriter, custodian, transfer agent, administrator, fund accounting agent, financial accounting agent, independent auditors, attorneys or such other selected third parties. As of December 31, 2017, the following parties receive non-public portfolio security holdings disclosure: Calamos Advisors, CFS, State Street Corporation, US Bancorp Fund Services LLC, Deloitte & Touche LLP and Ropes & Gray LLP. The third parties have a duty to keep the Funds’ non-public information confidential either through written contractual arrangements with the Funds or Calamos Advisors, or by the nature of their fiduciary duty with respect to the Funds, which includes a duty of confidentiality and a duty to refrain from trading on non-public information. The Funds may be harmed if the service providers breach any non-contractual duty to keep the Funds’ non-public information confidential as the Funds may have no contractual remedies or recourse against such breaching parties.

In addition, the Funds, Calamos Advisors, CFS and the Funds’ administrator and custodian may, for legitimate business purposes within the scope of their duties and responsibilities, disclose portfolio security holdings (whether a complete list of portfolio security holdings or a subset thereof) and other positions comprising the Funds’ assets to one or more broker-dealers or foreign custodians during the course of, or in connection with, normal day-to-day securities and derivative transactions with or through such broker-dealers or foreign custodians, subject to such broker-dealer’s obligation and/or foreign custodian’s fiduciary duty not to disclose or use material, non-public information concerning the Funds’ portfolio security holdings without the consent of the Funds or their agents. Any such disclosure must be approved in writing by Calamos Advisors’ General Counsel or, in his absence, the Trust’s Chief Compliance Officer.

Disclosures required by Applicable Law. The Funds, Calamos Advisors and CFS may disclose portfolio security holdings information of the Funds as may be required by applicable law, rule, regulation or court order. Any officer of the Funds, Calamos Advisors or CFS is authorized to disclose portfolio security holdings pursuant to these policies and procedures.

As part of the Funds’ compliance program under Rule 38a-1 under the 1940 Act, the Trust’s Chief Compliance Officer periodically will review or cause to be reviewed portfolio security holding disclosures in order to seek compliance with these policies and procedures. The board of trustees will oversee disclosures through the reporting of the Chief Compliance Officer.

The Funds, Calamos Advisors and CFS do not receive compensation or other consideration for the disclosure of portfolio security holdings.

INVESTMENT ADVISORY SERVICES

Investment management and certain other services are provided to the Trust by Calamos Advisors pursuant to a Management Agreement (the “Management Agreement”) dated August 1, 2000, as amended. Calamos Advisors also furnishes office space, equipment and management personnel to the Trust. For more information, see the prospectus under “Who manages the Funds?”

Each Fund pays Calamos Advisors a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. Growth Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.90% on the next $500 million, 0.80% on the next $5 billion (over $1 billion to $6 billion), 0.78% on the next $5 billion (over $6 billion to $11 billion), 0.76% on the next $5 billion (over $11 billion to $16 billion), 0.74% on the next $5 billion (over $16 billion to $21 billion), 0.72% on the next $5 billion (over $21 billion to $26 billion) and 0.70% on average daily net assets in excess of $26 billion.

Each of Growth and Income Fund, Convertible Fund, and Market Neutral Income Fund pays a fee on its average daily net assets is at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on average daily net assets in excess of $1 billion.

Each of Global Growth and Income Fund, Opportunistic Value Fund and Dividend Growth Fund pays a fee on its average daily net assets at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion.

Total Return Bond Fund pays a fee on its average daily net assets at the annual rate of 0.45% on the first $500 million, 0.43% on the next $500 million, 0.41% on the next $5 billion (over $1 billion to $6 billion), 0.39% on the next $5 billion (over $6 billion to $11 billion), 0.38% on the next $5 billion (over $11 billion to $16 billion), 0.37% on the next $5 billion (over $16 billion to $21 billion), 0.36% on the next $5 billion (over $21 billion to $26 billion), and 0.35% on average daily net assets in excess of $26 billion.

Each of Evolving World Growth Fund and Emerging Market Equity Fund pays a fee on its average daily net assets at the annual rate of 1.10% on the first $500 million, 1.05% on the next $500 million, 1.00% on the next $5 billion (over $1 billion to $6 billion), 0.98% on the next $5 billion (over $6 billion to $11 billion), 0.96% on the next $5 billion (over $11 billion to $16 billion), 0.94% on the next $5 billion (over $16 billion to $21 billion), 0.92% on the next $5 billion (over $21 billion to $26 billion), and 0.90% on average daily net assets in excess of $26 billion.

High Income Opportunities Fund pays a fee on its average daily net assets is at the annual rate of 0.60% on the first $500 million, 0.55% on the next $500 million, and 0.50% on average daily net assets in excess of $1 billion.

Global Convertible Fund pays Calamos Advisors a fee on its average daily net assets at the annual rate of 0.85% on the first $500 million, 0.80% on the next $500 million, and 0.75% on average daily net assets in excess of $1 billion.

Hedged Equity Income Fund pays Calamos Advisors a fee on its average daily net assets at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million, and 0.65% on average daily net assets in excess of $1 billion.

Phineus Long/Short Fund pays Calamos Advisors a fee on its average daily net assets at the annual rate of 1.25% on the first $500 million, 1.20% on the next $500 million and 1.15% on average daily net assets in excess of $1 billion.

Each of International Growth Fund and Global Equity Fund pays a base fee, subject to possible adjustment based on the Fund’s performance, as described in the prospectus. The base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), 0.88% on the next $5 billion (over $6 billion to $11 billion), 0.86% on the next $5 billion (over $11 billion to $16 billion), 0.84% on the next $5 billion (over $16 billion to $21 billion), 0.82% on the next $5 billion (over $21 billion to $26 billion), and 0.80% on average daily net assets in excess of $26 billion. For International Growth Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index (the “Growth Index”) over the performance measurement period on an annualized basis, respectively. For Global Equity Fund, the performance adjustment equally increases or decreases the fee, on a monthly basis, by 1/12 of 0.03% of the Fund’s average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index (the “World Index”) over the performance measurement period on an annualized basis, respectively.

It is possible that the Funds’ contractual expense reimbursement agreement with Calamos Advisors may have the effect of increasing the outperformance adjustment to the base fee paid to Calamos Advisors, or decreasing the underperformance adjustment to the base fee paid to Calamos Advisors. The payment and calculation of the performance adjustment is subject to the ultimate supervision of the board of trustees, and the board of trustees has the authority to terminate the contractual expense reimbursement agreement at any time. If the board of trustees determines that another index is appropriate for International Growth Fund or Global Equity Fund, it may designate a successor index to be substituted, subject to approval by shareholders.

The performance measurement period for International Growth Fund began at the start of the first full month of operation (April 1, 2005) and includes the trailing 36 months. The performance measurement period for Global Equity Fund began at the start of the first full month of operation (March 1, 2007) and includes the trailing 36 months. Prior to February 1, 2008, only the base fee was payable, and there was no performance adjustment. Commencing in February 2008, the base fee was subject to adjustment based on the performance of the Fund’s Class A shares relative to that of the World Index over the 12 calendar months ended February 29, 2008. For each succeeding month through February 2010, the performance measurement period increased by one month, and thereafter the performance measurement period became the trailing 36 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate for each of International Growth Fund and Global Equity Fund is +/-0.30% of such Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by 12 and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms its respective Index during that period.

The investment performance of each of International Growth Fund and Global Equity Fund will be the sum of: (1) the change in such Fund’s net asset value (“NAV”) per Class A share during the performance measurement period; plus (2) the value of such Fund’s cash distributions per share accumulated to the end of the performance measurement period; plus (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the performance measurement period; expressed as a percentage of such Fund’s NAV per Class A share at the beginning of the performance measurement period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of each Index will be the sum of: (1) the change in the level of the Index during the performance measurement period; plus (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the performance management period; expressed as a percentage of the Index level at the beginning of the performance measurement period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2017, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”). CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Funds and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Curtis Holloway are affiliated persons of the Funds and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President; Vice President and Secretary; and Chief Financial Officer and Treasurer; of the Trust; respectively, and as Chief Executive Officer; President and Head of Global Distribution; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Senior Vice President, Head of Fund Administration of Calamos Advisors, respectively.

During the periods shown below, each of the Funds paid total advisory fees and was reimbursed by Calamos Advisors for expenses in excess of applicable expense limitations. Payments were as follows:

Description of Fund	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Growth Fund
Advisory fee	$15,478,921	$18,919,485	$26,417,079
Waiver or reimbursement	0	0	0

Net Fee	15,478,921	18,919,485	26,417,079

Opportunistic Value Fund
Advisory fee	556,757	595,637	779,150
Waiver or reimbursement	(288,049)	(269,378)	(346,715)

Net Fee	268,708	326,259	432,435

Description of Fund	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Dividend Growth Fund
Advisory fee	$297,677	$352,800	$328,905
Waiver or reimbursement	(181,860)	(139,663)	(125,312)

Net Fee	115,817	213,137	203,593

International Growth Fund
Advisory fee	2,754,534	4,793,982	6,610,210
Performance fee	(180,440)	(576,115)	(1,188,034)
Waiver or reimbursement	(184,442)	(49,725)	0

Net Fee	2,389,652	4,168,142	5,422,176

Evolving World Growth Fund
Advisory fee	3,592,496	4,963,185	6,312,011
Waiver or reimbursement	0	(221)	0

Net Fee	3,592,496	4,962,964	6,312,011

Emerging Market Equity Fund
Advisory fee	164,109	143,854	174,392
Waiver or reimbursement	(137,430)	(106,558)	(112,709)

Net Fee	26,679	37,296	61,683

Global Equity Fund
Advisory fee	1,220,504	1,495,191	2,044,864
Performance fee	(31,563)	(53,564)	(393,043)
Waiver or reimbursement	(155,398)	(170,523)	0

Net Fee	1,033,543	1,271,104	1,651,821

Growth & Income Fund
Advisory fee	14,423,586	16,100,099	18,893,857
Waiver or reimbursement	0	0	0

Net Fee	14,423,586	16,100,099	18,893,857

Global Growth and Income Fund
Advisory fee	2,356,569	3,349,500	4,177,348
Waiver or reimbursement	0	0	0

Net Fee	2,356,569	3,349,500	4,177,348

Convertible Fund
Advisory fee	4,542,252	6,048,503	8,911,395
Waiver or reimbursement	0	0	0

Net Fee	4,542,252	6,048,503	8,911,395

Global Convertible Fund
Advisory fee	717,152	623,545	157,047
Waiver or reimbursement	(70,951)	(82,670)	(146,091)

Net Fee	646,201	540,875	10,956

Total Return Bond Fund
Advisory fee	419,162	533,237	448,404
Waiver or reimbursement	(198,208)	(182,779)	(182,350)

Net Fee	220,954	350,458	266,054

Description of Fund	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
High Income Opportunities Fund
Advisory fee	448,486	632,161	1,002,846
Waiver or reimbursement	(92,395)	0	0

Net Fee	356,091	632,161	1,002,846
Market Neutral Income Fund
Advisory fee	$28,982,147	$25,333,491	$26,703,153
Waiver or reimbursement	0	0	0

Net Fee	28,982,147	25,333,491	26,703,153

Hedged Equity Income Fund
Advisory fee	115,474	112,324	68,399
Waiver or reimbursement	(155,128)	(123,280)	(164,400)

Net Fee	(39,654)	(10,956)	(96,001)

Phineus Long/Short Fund(1)
Advisory fee	3,052,655	171,483	0
Waiver or reimbursement	0	(169,070)	0

Net Fee	3,052,655	2,413	0

(1)	Phineus Long/Short Fund commenced operations on April 5, 2016.

The use of the name “Calamos” in the name of the Trust and in the names of the Funds are pursuant to licenses granted by Calamos Investments LLC, and the Trust has agreed to change the names to remove those references if Calamos Advisors ceases to act as investment adviser to the Funds.

EXPENSES

Subject to the expense limitations described below, the Funds pay all their own operating expenses that are not specifically assumed by Calamos Advisors, including (i) fees of Calamos Advisors; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, Calamos Advisors or CFS; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) fees and expenses related to the Funds’ organization and registration and qualification of the Funds and their shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; (x) distribution expenses pursuant to the Funds’ Distribution Plans; and (xi) brokerage commissions and other transaction-related costs.

Calamos Advisors contractually agreed to limit through March 1, 2020 the annual operating expenses of each class of shares of each Fund in excess of certain limits as reflected in the table below. For purposes of this agreement, operating expenses do not include dividend expenses on short positions.

Fund	Class	Limitation Period	Expense Limitation
Calamos Growth Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Opportunistic Value Fund	Class A	3/1/2020	1.15%
	Class C	3/1/2020	1.90%
	Class I	3/1/2020	0.90%
	Class T	3/1/2020	1.15%

Fund	Class	Limitation Period	Expense Limitation
Calamos International Growth Fund	Class A	3/1/2020	1.40%
	Class C	3/1/2020	2.15%
	Class I	3/1/2020	1.15%
	Class T	3/1/2020	1.40%
Calamos Evolving World Growth Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Global Equity Fund	Class A	3/1/2020	1.40%
	Class C	3/1/2020	2.15%
	Class I	3/1/2020	1.15%
	Class T	3/1/2020	1.40%

Calamos Growth and Income Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Global Growth and Income Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Convertible Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Total Return Bond Fund	Class A	3/1/2020	0.90%
	Class C	3/1/2020	1.65%
	Class I	3/1/2020	0.65%
	Class T	3/1/2020	0.90%

Calamos High Income Opportunities Fund	Class A	3/1/2020	1.00%
	Class C	3/1/2020	1.75%
	Class I	3/1/2020	0.75%
	Class T	3/1/2020	1.00%

Calamos Market Neutral Income Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Dividend Growth Fund	Class A	3/1/2020	1.35%
	Class C	3/1/2020	2.10%
	Class I	3/1/2020	1.10%
	Class T	3/1/2020	1.35%

Calamos Emerging Market Equity Fund	Class A	3/1/2020	1.75%
	Class C	3/1/2020	2.50%
	Class I	3/1/2020	1.50%
	Class T	3/1/2020	1.75%

Calamos Global Convertible Fund	Class A	3/1/2020	1.35%
	Class C	3/1/2020	2.10%
	Class I	3/1/2020	1.10%
	Class T	3/1/2020	1.35%

Fund	Class	Limitation Period	Expense Limitation
Calamos Hedged Equity Income Fund	Class A	3/1/2020	1.25%
	Class C	3/1/2020	2.00%
	Class I	3/1/2020	1.00%
	Class T	3/1/2020	1.25%

Calamos Phineus Long/Short Fund	Class A	3/1/2020	2.00%
	Class C	3/1/2020	2.75%
	Class I	3/1/2020	1.75%
	Class T	3/1/2020	2.00%

TEAM APPROACH TO MANAGEMENT

Calamos Advisors employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our Team of Teams approach.

This team of teams approach is further reflected in the composition of Calamos Advisors’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading and Investment Risk Management, and the Director of Research. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. Michael Grant, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, and Jon Vacko are each Sr. Co-Portfolio Managers, and John P. Calamos

Jr., Dennis Cogan, Jason Hill, David O’Donohue, Joe Wysocki, and Chuck Carmody are each Co-Portfolio Managers for the Funds for which each has been so designated. Paul Mitchell, Director of Research, is responsible for developing and enhancing both fundamental and quantitative research processes and resources, working in partnership with senior investment personnel.

The Global CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts as of October 31, 2017 is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2017

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
Dennis Cogan	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Nick Niziolek	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Joe Wysocki	11	9,906,505,231	4	508,077,145	2,646	2,053,806,595
R. Matthew Freund	12	10,011,551,844	5	184,456,856	0	—
Michael Grant	2	2,117,055,391	0	—	0	—
Jason Hill	2	4,718,148,641	0	—	0	—
David O’Donohue	2	4,718,148,641	0	—	0	—
Chuck Carmody	2	131,508,166	4	8,115,876	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
Dennis Cogan	2	414,409,727	0	—	0	—
Nick Niziolek	2	414,409,727	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
Michael Grant	0	—	0	—	0	—
Jason Hill	0	—	0	—	0	—
David O’Donohue	0	—	0	—	0	—
Chuck Carmody	0	—	0	—	0	—

Each Co-Portfolio Manager may invest for his own benefit in securities held in brokerage and mutual fund accounts. The information shown in the table does not include information about those accounts where the Co-Portfolio Manager or members of his family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors or any of its affiliates.

The Funds’ Co-Portfolio Managers are responsible for managing both the Funds and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos Advisors’ Chief Compliance Officer on a monthly basis. Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of October 31, 2017, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors has been revised as of November 2017 currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2017, Michael Grant, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, Jason Hill, David O’Donohue, Joe Wysocki, and Chuck Carmody receive all of their compensation from Calamos Advisors. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals are also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos Advisors or a subsidiary of Calamos Advisors. Additionally, Messrs. Hillenbrand, Niziolek, and Pars have been granted additional deferred bonus and compensation awards.

As of October 31, 2017, R. Matthew Freund receives all of his compensation from Calamos Advisors. Mr. Freund’s compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund’s total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund’s base salary is guaranteed through March 31, 2019. Mr. Freund is eligible for the LTI program.

In addition to the forms of compensation described above, Mr. Grant is also eligible to receive certain amounts proportionate to advisory fees received from certain other accounts (including certain accounts that pay performance based compensation) for which he provides portfolio manager services, as well as amounts to be determined based on asset levels within the Calamos Phineus Long/Short Fund (a separate open-end fund managed by the Adviser), subject to various conditions. The existence of these payments could create a conflict of interest with regard to Mr. Grant’s allocation of investment opportunities among the accounts for which he acts as portfolio manager. Calamos Advisors has in place policies and procedures reasonably designed to mitigate such conflicts of interest.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

As of October 31, 2017, the portfolio managers held the following amounts in the Funds:

	GROWTH FUND	GROWTH AND INCOME FUND	OPPORTUNISTIC VALUE FUND	GLOBAL GROWTH AND INCOME FUND
John P. Calamos, Sr.(1)	Over $1,000,000	Over $1,000,000	Over $1,000,000	Over $1,000,000
John P. Calamos, Jr.	Over $1,000,000	None	$100,001 - $500,000	None
R. Matthew Freund	None	None	None	None
John Hillenbrand	None	$100,001 - $500,000	None	None
Nick Niziolek	$1 - $10,000	None	None	$100,001 - $500,000
Eli Pars	None	None	None	$10,001 - $50,000
Michael Grant	None	None	None	None
Jon Vacko	None	$100,001 - $500,000	None	$100,001 - $500,000
Dennis Cogan	None	None	None	None
Jason Hill	None	None	None	None
Joe Wysocki	None	$100,001 - $500,000	None	$1 - $10,000
Chuck Carmody	None	None	None	None
David O’Donohue	None	None	None	None

	INTERNATIONAL GROWTH FUND	GLOBAL EQUITY FUND	CONVERTIBLE FUND	MARKET NEUTRAL INCOME FUND
John P. Calamos, Sr.(1)	Over $1,000,000	Over $1,000,000	$100,001 - $500,000	Over $1,000,000
John P. Calamos, Jr.	None	None	$50,001 - $100,000	$100,001 - $500,000
R. Matthew Freund	None	None	None	None

	INTERNATIONAL GROWTH FUND	GLOBAL EQUITY FUND	CONVERTIBLE FUND	MARKET NEUTRAL INCOME FUND
John Hillenbrand	$100,001 - $500,000	None	$100,001 - $500,000	None
Nick Niziolek	$500,001 - $1,000,000	$50,001 - $100,000	None	None
Eli Pars	None	None	$10,001 - $50,000	$500,001 - $1,000,000
Michael Grant	None	None	None	None
Jon Vacko	$100,001 - $500,000	None	None	None
Dennis Cogan	None	None	None	None
Jason Hill	None	None	None	$100,001 -$500,000
Joe Wysocki	$50,001 - $100,000	$100,001 - $500,000	$100,001 -$500,000	$50,001 - $100,000
Chuck Carmody	None	None	None	None
David O’Donohue	None	None	$100,001 - $500,000	$100,001 -$500,000

	HIGH INCOME OPPORTUNITIES FUND	TOTAL RETURN BOND FUND	EVOLVING WORLD GROWTH FUND	DIVIDEND GROWTH FUND
John P. Calamos, Sr.(1)	Over $1,000,000	Over $1,000,000	Over $1,000,000	None
John P. Calamos, Jr.	$50,001 - $100,000	$100,001 - $500,000	None	$100,001 - $500,000
R. Matthew Freund	$10,001 - $50,000	$10,001 - $50,000	None	None
John Hillenbrand	None	None	None	None
Nick Niziolek	None	None	$100,001 - $500,000	None
Eli Pars	None	None	None	None
Michael Grant	None	None	None	None
Jon Vacko	None	None	$100,001 - $500,000	None
Dennis Cogan	None	None	None	None
Jason Hill	None	None	None	None
Joe Wysocki	None	None	$50,001 - $100,000	None
Chuck Carmody	$100,001 - $500,000	$50,001 - $100,000	None	None
David O’Donohue	None	None	None	None

	EMERGING MARKET EQUITY FUND	GLOBAL CONVERTIBLE FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND
John P. Calamos, Sr.(1)	Over $1,000,000	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
John P. Calamos, Jr.	None	$100,001 - $500,000	$50,001 - $100,000	$50,001 - $100,000
R. Matthew Freund	None	None	None	None
John Hillenbrand	None	None	None	None
Nick Niziolek	$100,001 - $500,000	None	None	None
Eli Pars	$10,001 - $50,000	$100,001 - $500,000	$500,001 - $1,000,000	None
Michael Grant	None	None	None	Over $1,000,000
Jon Vacko	None	None	None	None
Dennis Cogan	None	None	None	None
Jason Hill	None	None	$100,001 - $500,000	$100,001 - $500,000
Joe Wysocki	None	$50,001 - $100,000	None	None
Chuck Carmody	None	None	None	None
David O’Donohue	None	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $50,000

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares, Class C shares, and Class T shares of each Fund pay to CFS service and distribution fees as described in the prospectus. No distribution or service fees are paid with respect to Class I shares. For purchases of Class A shares of Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund where a commission is paid by CFS under the $250,000 breakpoint and for purchases of Class C shares of all Funds, the distribution fee will be paid to the applicable financial intermediary beginning the 13th month after purchase. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Funds and for other purposes.

The Trust’s board of trustees has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility, which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable a Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The board also considered that continuing growth in the Funds’ size would be in the shareholders’ best interests because increased size would allow the Funds to realize certain economies of scale in their operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of a Fund that is closed to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The board of trustees therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of CFS, as the Funds’ distributor, in promoting the continuous sale of the Funds’ shares. The board of trustees, including the non-interested trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

The Plan has been approved by the board of trustees, including all of the trustees who are non-interested persons as defined in the 1940 Act. The substance of the Plan has also been approved by the vote of a majority of the outstanding shares of each Fund. The Plan must be reviewed annually by the board of trustees and may be continued from year to year by vote of the board, including a majority of the trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and CFS, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

The Plan may not be amended as to any class of shares of any Fund to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the affected class, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

CFS is required to report in writing to the board of trustees at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the board with such other information as may reasonably be requested to enable the board to make an informed determination of whether the Plan should be continued.

During the fiscal year ended October 31, 2017, payments to CFS and affiliates and broker-dealers pursuant to the Plan were made as indicated below. There were no payments to CFS and affiliates and broker-dealers pursuant to the Plan with respect to Class T shares during the fiscal year.

	Convertible Fund	Growth & Income Fund	Market Neutral Fund	Growth Fund	Global Growth & Income Fund	High Income Opportunities Fund	Opportunistic Value Fund	International Growth Fund
Payments to CFS:
Class A	29,070	53,787	54,175	111,267	7,363	4,056	2,218	6,646
Class B	10,525	11,170	1,455	16,761	1,491	768	343	867
Class C	61,049	240,912	452,989	145,121	26,243	5,128	959	9,567
Class R	115	1,081	616	1,103	61	273	553	396

Payments to affiliated broker-dealers:
Class A	536,509	2,254,102	2,048,616	2,327,512	186,931	93,015	68,283	195,584
Class B	3,017	3,476	459	5,116	470	243	92	271
Class C	1,616,308	6,363,366	2,599,659	4,545,637	759,882	150,363	51,702	279,794
Class R	8,290	64,994	39,859	31,363	6,168	588	159	29,293

	Global Equity Fund	Total Return Bond Fund	Evolving World Growth Fund	Emerging Market Equity Fund	Dividend Growth Fund	Global Convertible Fund	Hedged Equity Fund	Phineus Long/ Short	Total
Payments to CFS:
Class A	1,485	3,822	5,249	104	710	3,060	(784)	4,634	286,862
Class B	520	1,383	304	—	—	—	—	—	45,587
Class C	4,565	4,835	34,971	712	517	4,944	452	102,791	1,095,755
Class R	2,124	34	658	98	139	(4)	125	—	7,372

Payments to affiliated broker-dealers:
Class A	63,575	93,265	181,983	11,819	35,833	51,461	12,692	92,353	8,253,533
Class B	164	428	96	—	—	—	—	—	13,832
Class C	137,929	120,693	226,326	2,647	9,987	19,382	1,204	48,455	16,933,334
Class R	19,991	1,843	12,588	(1)	—	2,082	—	—	217,217
During the fiscal year ended October 31, 2017, payments were made under the Plan on behalf of the indicated Funds for expenses associated with advertising, printing and mailing of prospectuses to prospective shareholders, and sales personnel compensation as indicated below. There were no payments made under the Plan with respect to Class T shares during the fiscal year.

	Convertible Fund	Growth & Income Fund	Market Neutral Fund	Growth Fund	Global Growth & Income Fund	High Income Opportunities Fund	Opportunistic Value Fund	International Growth Fund
Expenses:
Class A
Printed Materials	7,188	44,177	18,127	85,156	9,403	3,114	3,399	8,954
Sales & Marketing	435,429	856,414	1,474,007	1,118,810	212,869	172,600	133,610	216,745
Total	442,617	900,591	1,492,134	1,203,966	222,272	175,714	137,009	225,699

Class B
Printed Materials	251	514	127	1,196	218	65	109	227
Sales & Marketing	79,140	81,799	77,870	88,648	78,792	77,245	77,695	78,879
Total	79,391	82,313	77,997	89,844	79,010	77,310	77,804	79,106

Class C
Printed Materials	3,208	18,167	6,137	24,206	3,784	1,369	1,051	2,919
Sales & Marketing	145,242	325,507	344,507	346,711	139,220	113,920	110,232	129,093
Total	148,450	343,674	350,644	370,917	143,004	115,289	111,283	132,012

Class R
Printed Materials	417	1,089	930	917	286	59	53	829
Sales & Marketing	128,377	333,177	270,075	200,288	117,431	102,508	102,945	228,179
Total	128,794	334,266	271,005	201,205	117,717	102,567	102,998	229,008

	Global Equity Fund	Total Return Bond Fund	Evolving World Growth Fund	Emerging Market Equity Fund	Dividend Growth Fund	Global Convertible Fund	Hedged Equity Fund	Phineus Long/ Short	Total

Expenses:
Class A
Printed Materials	3,509	2,206	4,341	122	462	275	81	1,281	191,795
Sales & Marketing	143,808	138,280	231,694	101,864	108,254	170,425	112,739	392,795	6,020,343
Total	147,317	140,486	236,035	101,986	108,716	170,700	112,820	394,076	6,212,138

Class B
Printed Materials	196	100	80	—	—	—	—	—	3,083
Sales & Marketing	78,566	77,603	77,399	—	—	—	—	—	873,636
Total	78,762	77,703	77,479	—	—	—	—	—	876,719

Class C
Printed Materials	1,056	1,103	1,472	93	175	400	32	1,061	66,233
Sales & Marketing	112,666	110,959	122,810	101,681	102,416	108,433	101,145	207,415	2,621,957
Total	113,722	112,062	124,282	101,774	102,591	108,833	101,177	208,476	2,688,190

Class R
Printed Materials	455	34	553	—	—	11	—	—	5,633
Sales & Marketing	163,511	104,910	177,479	100,820	100,820	108,433	100,820	—	2,339,773
Total	163,966	104,944	178,032	100,820	100,820	108,444	100,820	—	2,345,406

1	‘Payments to CFS’ and ‘Payments to affiliated broker-dealers’ may include prior period true-ups resulting in credit balances.

DISTRIBUTOR

CFS, a broker-dealer, serves as principal underwriter and distributor for the Funds, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493. CFS is an indirect subsidiary of Calamos Asset Management, Inc. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Funds without any charge to the Funds except the fees paid to CFS under the Plan and distribution agreement. CFS is also responsible for all expenses incurred in connection with its performance of services for the Funds, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives commissions from sales of shares of the Funds that are not expenses of the Funds but represent sales commissions added to the net asset value of shares purchased from the Funds. See “How can I buy shares?” in the prospectus. See “Portfolio Transactions.” CFS received and retained commissions on the sale of shares of each of the Funds as shown below during the indicated periods:

Description	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Growth Fund
Commissions received	185,032	344,233	472,342
Commissions retained	39,058	71,156	93,981

Opportunistic Value Fund
Commissions received	5,364	17,286	15,074
Commissions retained	1,112	3,758	2,842

Dividend Growth
Commissions received	1,790	4,466	3,752
Commissions retained	307	738	672

Description	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
International Growth Fund
Commissions received	11,136	20,985	56,178
Commissions retained	2,419	4,140	9,959

Evolving World Growth Fund
Commissions received	31,274	120,389	79,445
Commissions retained	3,845	18,081	14,429

Emerging Market Equity Fund
Commissions received	43	239	362
Commissions retained	8	39	61

Global Equity Fund
Commissions received	7,023	9,754	30,423
Commissions retained	1,330	1,695	5,666

Growth and Income Fund
Commissions received	337,523	501,907	546,613
Commissions retained	61,952	87,532	89,402

Global Growth and Income Fund
Commissions received	64,254	17,314	43,297
Commissions retained	13,134	3,685	7,565

Convertible Fund
Commissions received	119,633	166,495	585,819
Commissions retained	13,963	28,654	94,218
Global Convertible Fund
Commissions received	34,452	8,442	24,832
Commissions retained	1,315	1,479	4,531

Total Return Bond Fund
Commissions received	8,424	6,566	10,186
Commissions retained	769	1,607	2,360

High Income Opportunities Fund
Commissions received	15,017	12,268	23,952
Commissions retained	1,561	2,299	4,660

Market Neutral Income Fund
Commissions received	673,369	723,327	477,095
Commissions retained	50,210	111,128	73,047

Hedged Equity Income Fund
Commissions received	6,979	26,541	2,783
Commissions retained	1,270	4,240	440

Phineus Long/Short Fund (1)
Commissions received	502,579	31,196	—
Commissions retained	76,442	3,833	—

(1)	Phineus Long/Short Fund commenced operations on April 5, 2016.

The sales charges on sales of Class A shares of each Fund other than Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $50,000	4.99%	4.75%	4.00%
$50,000 but less than $100,000	4.44	4.25	3.50
$100,000 but less than $250,000	3.63	3.50	2.75
$250,000 but less than $500,000	2.56	2.50	2.00
$500,000 but less than $1,000,000	2.04	2.00	1.60
$1,000,000 or more*	None	None	None

*	On an investment of $1,000,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment, 0.50% on investments between $4 million and $25 million, and 0.25% on investments greater than $25 million. On an investment of $1,000,000 or more without a sales charge, you may pay a contingent deferred sales charge of 1.00% on shares that are sold within two years after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

The sales charges on sales of Class A shares of Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund (except when waived as described below under “Share Classes and Pricing of Shares — Sales Charge Waiver”) and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS A SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $100,000	2.30%	2.25%	2.00%
$100,000 but less than $250,000	1.78%	1.75	1.50%
$250,000 or more*	None	None	None

*	On an investment of $250,000 to $4 million, CFS from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment, 0.50% on investments between $4 million and $25 million, and 0.25% on investments greater than $25 million. On an investment of $250,000 or more without a sales charge, you may pay a contingent deferred sales charge of 1.00% on shares that are sold within one year after purchase, excluding shares purchased from the reinvestment of dividends or capital gains distributions.

The sales charges on sales of Class T shares of each Fund and concessions reallowed to dealers at the time of purchase are as follows:

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS T SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
Less than $250,000	2.56%	2.50%	2.50%
$250,000 but less than $500,000	2.04%	2.00%	2.00%

	SALES CHARGE PAID BY INVESTOR ON PURCHASE OF CLASS T SHARES
	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE	% OF OFFERING PRICE RETAINED BY SELLING DEALER
$500,000 but less than $1,000,000	1.52%	1.50%	1.50%
$1,000,000 or more	1.01%	1.00%	1.00%

Each Fund receives the entire net asset value of all of its shares sold. CFS, the Funds’ principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers. The normal discount to dealers is set forth in the table above. Upon notice to all dealers with whom it has sales agreements, CFS may allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act. CFS retains the entire amount of any deferred sales charge on Class C shares redeemed within one year of purchase. CFS may from time to time conduct promotional campaigns in which incentives would be offered to dealers meeting or exceeding stated target sales of shares of a Fund. The cost of any such promotional campaign, including any incentives offered, would be borne entirely by CFS and would have no effect on either the public offering price of Fund shares or the percentage of the public offering price retained by the selling dealer.

CFS has the exclusive right to distribute shares of the Funds through affiliated and unaffiliated dealers on a continuous basis. The obligation of CFS is an agency or “best efforts” arrangement, which does not obligate CFS to sell any stated number of shares.

In connection with the exchange privilege (described in the prospectus under “How can I buy shares? — By exchange”), CFS acts as a service organization for the Fidelity Investments Money Market Treasury Portfolio (the “Fidelity Fund”). CFS receives compensation from the Fidelity Fund, through the Fidelity Fund’s 12b-1 Plan, for distribution services provided to the Fidelity Fund.

OTHER COMPENSATION TO INTERMEDIARIES

CAL, CFS and their affiliates are currently subject to supplemental compensation payment requests by certain securities broker- dealers, banks or other intermediaries, including third party administrators of qualified plans (each an “Intermediary”) whose customers have purchased Fund shares. In their discretion, CAL, CFS or their affiliates may make payments to an Intermediary for various purposes. These payments do not increase the amount paid by you or the Funds, as they are paid from the legitimate profits from these entities in what is generally referred to as “revenue sharing.”

Revenue sharing payments are generally a percentage of the account’s average annual net assets. CAL and CFS may make these payments to an Intermediary for various purposes, including to help defray costs incurred by the Intermediary to educate financial advisers about the Funds so they can make recommendations and provide services that are suitable and meet shareholder needs, to access the Intermediary’s representatives, to provide marketing support and other specified services. To the extent that the Funds do not pay for these costs directly, CAL and CFS may also make payments to certain financial intermediaries for administrative services such as record keeping, sub-accounting for shareholder accounts, client account maintenance support, statement preparation, transaction processing, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for services such as setting up the Funds on a intermediary’s mutual fund trading system.

In addition, CFS and/or CAL may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. CFS and/or CAL may make payments to participate in intermediary marketing support programs which may provide CFS and/or CAL, as applicable, with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data and data analytics, business planning and strategy sessions with intermediary personnel, information on industry- or platform specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Funds available to their customers.

These payments may provide Intermediaries with an incentive to favor shares of the Funds over sales of shares of other mutual funds or non-mutual fund investments. These payments may influence the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your Intermediary and its representatives. The Funds may utilize an Intermediary that offers and sells shares of the Funds to execute portfolio transactions for the Funds. The Funds, Calamos Advisors and CFS do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

PORTFOLIO TRANSACTIONS

Calamos Advisors is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions.

Portfolio transactions on behalf of the Funds effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the OTC markets, but the price the Funds pay usually includes an undisclosed dealer commission or mark-up. For securities purchased in an underwritten offering, the price the Funds pay includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos Advisors uses its best efforts to obtain for the Funds the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos Advisors considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker- dealer and the quality of service rendered by the broker-dealer in other transactions.

In allocating the Funds’ portfolio brokerage transactions to unaffiliated broker-dealers, Calamos Advisors may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos Advisors believes these services have substantial value, they are considered supplemental to Calamos Advisors’ own efforts in performing its duties under the Management Agreement.

Calamos Advisors does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos Advisors does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos Advisors has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos Advisors with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos Advisors to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos Advisors are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos Advisors and such research may not necessarily be used by Calamos Advisors in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the 1934 Act, Calamos Advisors may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Fund in excess of the commission that another broker- dealer would have charged for effecting that transaction if Calamos Advisors believes the amount to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos Advisors may indirectly benefit from the availability of these services to Calamos Advisors, and the Funds may indirectly benefit from services available to Calamos Advisors as a result of research services received by Calamos Advisors through transactions for other clients. In addition, Calamos Advisors may execute portfolio transactions for the Funds, to the extent permitted by law, through broker-dealers affiliated with the Funds, Calamos Advisors, CFS, or other broker-dealers distributing shares of the Funds if it reasonably believes that the combination of price and execution is at least as favorable as with unaffiliated broker-dealers, and in such transactions any such broker-dealer would receive brokerage commissions paid by the Funds.

In certain cases, Calamos Advisors may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Calamos Advisors makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos Advisors personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos Advisors through brokerage commissions generated by transactions of its clients, including the Funds. Calamos Advisors pays the provider in cash for the non-research portion of its use of these products or services.

For the periods presented below, Calamos Advisors did not execute trades through CFS, its affiliated broker-dealer. For the periods indicated, the following table shows the amount of aggregate commissions related to those transactions executed through unaffiliated broker-dealers.

DESCRIPTION	AGGREGATE COMMISSIONS
Growth Fund
Year Ended 10/31/17	$2,841,421
Year Ended 10/31/16	2,886,163
Year Ended 10/31/15	2,561,151
Opportunistic Value Fund
Year Ended 10/31/17	$62,444
Year Ended 10/31/16	40,199
Year Ended 10/31/15	139,715

DESCRIPTION	AGGREGATE COMMISSIONS
Dividend Growth Fund
Year Ended 10/31/17	$11,415
Year Ended 10/31/16	6,554
Year Ended 10/31/15	54,747
International Growth Fund
Year Ended 10/31/17	$806,325
Year Ended 10/31/16	1,176,302
Year Ended 10/31/15	1,397,105
Evolving World Growth Fund
Year Ended 10/31/17	$1,101,847
Year Ended 10/31/16	1,338,732
Year Ended 10/31/15	862,547
Emerging Market Equity Fund
Year Ended 10/31/17	$40,673
Year Ended 10/31/16	36,916
Year Ended 10/31/15	37,491
Global Equity Fund
Year Ended 10/31/17	$240,085
Year Ended 10/31/16	249,348
Year Ended 10/31/15	242,370
Growth and Income Fund
Year Ended 10/31/17	$838,435
Year Ended 10/31/16	447,675
Year Ended 10/31/15	485,404
Global Growth and Income Fund
Year Ended 10/31/17	$321,942
Year Ended 10/31/16	187,336
Year Ended 10/31/15	275,160
Convertible Fund
Year Ended 10/31/17	$94,640
Year Ended 10/31/16	146,138
Year Ended 10/31/15	361,961
Total Return Bond Fund
Year Ended 10/31/17	$—
Year Ended 10/31/16	—
Year Ended 10/31/15	—
High Income Opportunities Fund
Year Ended 10/31/17	$4,956
Year Ended 10/31/16	—
Year Ended 10/31/15	—
Market Neutral Income Fund
Year Ended 10/31/17	$1,619,134
Year Ended 10/31/16	2,909,525
Year Ended 10/31/15	2,970,387
Global Convertible Fund
Year Ended 10/31/17	$31,887
Year Ended 10/31/16	16,497
Year Ended 10/31/15	6,963

DESCRIPTION	AGGREGATE COMMISSIONS
Hedged Equity Income Fund
Year Ended 10/31/17	$15,052
Year Ended 10/31/16	12,130
Year Ended 10/31/15	8,969
Phineus Long/Short Fund(1)
Year Ended 10/31/17	$1,482,561
Year Ended 10/31/16	115,071
Year Ended 10/31/15	N/A

(1)	Phineus Long/Short Fund commenced operations on April 5, 2016.

The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Calamos Advisors, and the aggregate dollar amounts involved in those transactions, during the period indicated.

	FISCAL YEAR ENDED OCTOBER 31, 2017
	COMMISSIONS PAID FOR RESEARCH	PERCENTAGE OF AGGREGATE COMMISSIONS
Growth Fund	$1,575,723	55.5%
Opportunistic Value Fund	$51,180	82.0%
Dividend Growth Fund	$8,321	72.9%
International Growth Fund	$294,371	36.5%
Evolving World Growth Fund	$314,367	28.5%
Emerging Market Equity Fund	$17,225	42.4%
Global Equity Fund	$111,751	46.5%
Growth and Income Fund	$276,826	33.0%
Global Growth and Income Fund	$110,658	34.4%
Convertible Fund	$6,590	7.0%
Global Convertible Fund	$394	1.2%
Total Return Bond Fund	$—	0.0%
High Income Opportunities Fund	$3,410	0.0%
Market Neutral Income Fund	$1,304,011	80.5%
Hedged Equity Income	$4,472	29.7%
Phineus Long/Short Fund	$398,618	26.9%

SHARE CLASSES AND PRICING OF SHARES

Purchases and redemptions are discussed in the prospectus under the headings “How can I buy shares?” and “How can I sell (redeem) shares?” All of that information is incorporated herein by reference.

SALES CHARGE WAIVER

In addition to the sales charge waivers enumerated in the prospectus, dividends and distributions paid on shares of a Fund will be reinvested in shares of the same class of that Fund at net asset value (without the payment of any sales charge) unless you elect to receive dividends and distributions in cash. Additionally, proceeds of Class A shares redeemed from a Fund within the previous 60 days may be reinvested in Class A shares of that Fund at NAV without a sales charge. In order to take advantage of this sales charge waiver, you, or your broker-dealer or other sales agent, must submit your intent, in writing, with your purchase. In addition, if the amount of reinvestment is less than the amount of redemption, the sales charge waiver shall be pro-rated accordingly.

CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge (“CDSC”) is computed on the lesser of the redemption price or purchase price, excluding amounts not subject to the charge. The following example illustrates the operation of the CDSC:

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 1.00%, the Class C CDSC would be $20.

The CDSC for Class A* and Class C shares will be waived: (a) in the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan, including any Individual Retirement Account (“IRA”) systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1/2, and (d) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Calamos IRA accounts).

*	The above waivers apply to Class A shares originally purchased at net asset value pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase (or the $250,000 purchase order privilege for one year after the time of purchase for Total Return Bond Fund, High Income Opportunities Fund, Market Neutral Income Fund, Convertible Fund and Global Convertible Fund).

LETTER OF INTENT

You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a letter of intent. The applicable sales charge then is based upon the indicated amount intended to be invested during a thirteen-month period together with any other Class A shares already owned. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to purchases made on or after that date. During the term of the letter of intent, shares representing up to 5% of the indicated amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased during the term of the letter of intent, you will be required to pay CFS an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchase if the total of such purchases had been made at a single time, and CFS reserves the right to redeem shares from your account if necessary to satisfy that obligation. A letter of intent does not obligate you to buy, or a Fund to sell, the indicated amount of the shares but you should read it carefully before signing. Additional information is contained in the letter of intent included in the application.

REDEMPTION IN KIND

The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

PURCHASE IN KIND

You may, under certain circumstances, purchase shares of a Fund with other securities that you presently own (an “in-kind purchase”). Any in-kind purchase would be subject to approval by the Trust, and would be subject to the Trust’s in-kind purchase procedures then in effect. These procedures presently require any consideration used in an in-kind purchase to be comprised of (a) securities that are held in the Fund’s portfolio, or (b) securities that are not currently held in the portfolio but that are eligible for purchase by the Fund (consistent with the Fund’s investment objectives and restrictions), have been approved for investment by the Fund’s portfolio manager and have readily available market quotations. Should the Trust approve your purchase of a Fund’s shares with securities, the Trust would follow its in-kind purchase procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange after receipt of the purchase order) pursuant to the Trust’s valuation procedures as then in effect, and you would receive the number of Fund shares having a net asset value on the purchase date equal to the aggregate value of the securities tendered. Such in-kind purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

REDEMPTION FEES

High Income Opportunities Fund has a 1% redemption fee that may apply if a shareholder redeems shares within 60 days of purchase by selling or by exchanging to another fund. For purposes of determining this fee, shares are considered sold on a first-in, first-out basis. The fee is withheld from redemption proceeds and retained by High Income Opportunities Fund. Shares held for more than 60 days are not subject to the 1% fee. For purposes of determining the 60-day period, Day 1 will be the day following the trade date of a purchase into High Income Opportunities Fund (and Day 1 will be the day following the exchange in trade date for an exchange into High Income Opportunities Fund from another Calamos Fund) and will be tracked using calendar days. The following transactions will be exempt from the redemption fee:

•	Redemptions of shares previously acquired through the reinvestment of the Fund’s dividend and/or capital gains distributions.

•	In the event of the death of the shareholder (including a registered joint owner).

•	In the event of the total disability (as evidenced by a determination by the Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed.

•	Shareholder divorce

•	Shareholder hardship

•	Mandatory distributions to satisfy required minimum distributions after age 70 1⁄2 from an IRA or other Retirement Plan account (with the maximum amount subject to this waiver being based only upon the shareholder’s Calamos accounts).

•	Redemptions made pursuant to a systematic withdrawal plan, including any Individual Retirement Account (“IRA”) systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(iv) prior to age 59 1⁄2

•	Redemptions due to automatic rebalancing of an account

•	Retirement Plan account terminations

•	Retirement Plan account involuntary redemptions

•	Retirement Plan account forfeitures

•	Return of excess contributions within IRA’s and Retirement Plan accounts

•	Redemptions of shares through a fund of funds

•	Redemptions of shares through a fee-based advisory or wrap account (both discretionary and non-discretionary)

•	Redemptions of shares to correct or adjust a prior transaction processed in error by a financial intermediary.

•	Redemptions of shares to pay for involuntary fees (maintenance, low balance, fiduciary, etc.) assessed against an account (for both qualified and non-qualified accounts), except for fees related to contingent deferred sales charges.

High Income Opportunities Fund may waive the redemption fee at its sole discretion.

High Income Opportunities Fund reserves the right to modify or eliminate the redemption fee at any time.

CERTAIN REDEMPTIONS AND REINVESTMENTS

Calamos Advisors and its affiliates have investments in certain of the Funds. From time to time, Calamos Advisors or an affiliate may, for tax purposes, redeem a portion of its Fund holdings, reinvesting in shares of the same Fund shortly thereafter. These transactions are subject to the Funds’ excessive trading policies and procedures and will only be consummated if they are determined not to be disruptive to the management of the Fund under those procedures.

NET ASSET VALUE

Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. The NYSE is regularly closed on New Year’s Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated in accordance with Rule 22c-1 of the 1940 Act by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through a broker-dealer, it is the responsibility of that broker-dealer to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Fund’s transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

VALUATION PROCEDURES

The valuation of the Funds’ portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the OTC market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each OTC option that is not traded through the OCC is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities and certain convertible preferred securities are generally traded in the OTC market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or OTC prices.

Trading on European and Far Eastern exchanges and OTC markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or OTC markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees. Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, financial institutions, tax exempt organizations, broker-dealers, persons investing through tax-qualified plans or other tax-advantaged arrangements) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the prospectus is not intended as a substitute for careful tax planning.

Each Fund has elected to be treated as a regulated investment company under the Code and intends each year to qualify and be eligible to be treated as such. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in certain “qualified publicly traded partnerships” (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (“Diversification Test”); and (c) distribute with respect to each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt income, net of expenses allocable thereto.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued. MLPs, if any, in which a Fund invests generally will qualify as qualified publicly traded partnerships.

A regulated investment company generally must look through its 20 percent voting interest in a corporation, including another regulated investment company, to the underlying assets thereof for purposes of the Diversification Test; special rules potentially provide limited relief from the application of this rule apply where a regulated investment company owns such an interest in an underlying regulated investment company.

If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment for any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. The remainder of this discussion assumes that each Fund will qualify as a regulated investment company.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be treated as paid to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Dividends and distributions from a Fund, whether received in shares or cash, generally are taxable to shareholders and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income.

A portion of the dividends paid by certain Funds may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of taxation under Section 1(h)(11) of the Code that apply to “qualified dividend income” received by noncorporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions of net capital gains — that is, the excess, if any, of net long-term gain over net short-term loss — properly reported by a Fund as capital gain dividends, generally are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares, and are not eligible for the dividends received deduction. Distributions of gains from investments that a Fund owned for one year or less will generally be taxable to shareholders as ordinary income. Any distributions in excess of a Fund’s current and accumulated earnings and profits will be characterized as a return of capital to shareholders to the extent of their basis in their Fund shares and, thereafter, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares. Distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus effectively were included in the price the shareholder paid). The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. Any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from a Fund’s investment in a REIT or MLP, as applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or MLP directly.

SALES OF SHARES

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short- term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Depending on certain factors relating to a Fund’s ownership in an underlying fund both before and after a redemption, a Fund’s redemption of shares of such underlying fund may cause the Fund to be treated not as realizing capital gain or loss in the amount by which the redemption proceeds exceed the Fund’s tax basis in the shares of the underlying fund, but instead to be treated as receiving a taxable dividend in the full amount of the redemption proceeds. Dividend treatment of a redemption by a Fund would affect the amount and character of income required to be distributed by both the Fund and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as a “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund that invests in underlying funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

MEDICARE TAX ON CERTAIN INVESTMENT INCOME

Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS OR DERIVATIVES

A Fund may purchase and sell put and call options. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain options, futures contracts, forward contracts, foreign currency positions and swap agreements used by the Funds may be governed by Section 1256 of the Code ( “Section 1256 contracts”). Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may trigger the straddle rules contained primarily in Section 1092 of the Code. In some cases, the straddle rules also could apply in connection with swap agreements. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. The straddle rules and the rules governing qualified covered calls may affect the character of gains (or losses) realized by a Fund by causing gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of transactions in options, futures, forward contracts, and swap agreements are not entirely clear.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

In addition, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules), which could affect the amount, timing and/or character of distributions to shareholders. The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments.

Rules governing the tax aspects of swap agreements and other derivative instruments are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Calamos Advisors intends to monitor developments in this area.

An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

SHORT SALES

Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

PASSIVE FOREIGN INVESTMENT COMPANIES

Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains (and to a limited extent losses) are treated as though they were realized on the last day of the Fund’s taxable year and reported as ordinary income or loss. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.”

FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, and affect the timing as well as character of distributions.

FOREIGN TAXATION

Income, gains and proceeds received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Funds intend to minimize foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

Some of the debt securities with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities with a fixed maturity date of more than one year from the date of issuance that may be acquired by a Fund in the secondary market may be treated as having “market discount”. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt securities with a fixed maturity date of one year or less from the date of issuance that may be acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID. A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

CONSTRUCTIVE SALES

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including, but not limited to, short sales) in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

INVESTMENTS IN MASTER LIMITED PARTNERSHIPS

A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.

INVESTMENTS IN OTHER REGULATED INVESTMENT COMPANIES.

A Fund’s investments in shares of another mutual fund, ETF or another company that qualifies as a regulated investment company (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

A Fund that invests in shares of other investment companies will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. A Fund’s investments in underlying funds could therefore affect the amount, timing and character of distributions to shareholders.

BACKUP WITHHOLDING

A Fund may be required to withhold on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

NON-U.S. SHAREHOLDERS

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, income effectively connected with the conduct by the beneficial holder of a trade or business in the United States and attributable to such permanent establishment and will be subject to U.S. federal income taxation on a net basis at regular income tax rates.

Distributions by a Fund to foreign persons properly reported by the Fund as capital gain dividends, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding of U.S. federal income tax. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for capital gain dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is (or is treated as) effectively connected with the conduct by the foreign person of a trade or business within the United States, including distributions subject to special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. If a Fund invests in a RIC that pays capital gain dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends and short-term capital gain dividends (e.g. distributions derived from any dividends on corporate stock, ordinary income other than U.S. source interest, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs) would be subject to withholding at a rate of 30% (or lower applicable treaty rate). There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), generally require each Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. Each Fund may be required to withhold 30% of the ordinary dividends it pays, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays on or after January 1, 2019, to shareholders that fail to meet the prescribed information reporting or certification requirements. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Income Tax on Sale of a Fund’s Shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

OTHER TAXATION

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

COST BASIS REPORTING

Each Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use the average cost method as a default cost basis method for the Fund’s direct shareholders. Shareholders who purchase Fund shares through a broker or other intermediary should contact that broker or intermediary regarding the applicable default method, or other electable method, as these methods may vary. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirement applies to them.

GENERAL CONSIDERATIONS

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of any Fund at January 31, 2018. Because there were no Class T shares outstanding as of the date of this SAI, there are no control persons or principal shareholders of Class T shares.

CALAMOS GROWTH FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	3,469,812.9350
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	11.95%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

WELLS FARGO CLEARING SERVICES LLC	3,180,749.5700
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	10.96%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	3,120,053.7150
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	10.75%

MERRILL LYNCH PIERCE FENNER & SMITH	2,788,890.3750
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS	9.61%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB CO	2,032,232.3140
REINVEST ACCOUNT
211 MAIN ST	7.00%
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY LLC	1,879,397.6210
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	6.47%
OF MSSB 1363 THAMES ST WHARF 6TH FL
BALTIMORE MD 21231

CALAMOS GROWTH FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	3,481,973.6970
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	18.92%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY LLC	3,479,581.3640
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	18.91%
OF MSSB
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

PERSHING LLC	2,175,617.1150
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	11.82%

NATIONAL FINANCIAL SERVICES LLC	1,679,266.8320
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	9.12%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

RAYMOND JAMES	1,516,132.2470
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	8.24%
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS WM USA	1,447,299.4040
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	7.86%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CALAMOS GROWTH FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	1,289,875.7240
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	18.74%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

JP MORGAN SECURITIES LLC	1,171,285.5280
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
3 CHASE METROTECH CENTER	17.02%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

UBS WM USA	1,124,772.5080
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	16.34%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

NATIONAL FINANCIAL SERVICES LLC	972,673.8480
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	14.13%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB CO	909,560.0140
REINVEST ACCOUNT
211 MAIN ST	13.22%
SAN FRANCISCO CA 94105-1905

CALAMOS OPPORTUNISTIC VALUE FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

JP MORGAN SECURITIES LLC	730,212.7080
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
3 CHASE METROTECH CENTER	50.25%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

WELLS FARGO CLEARING SERVICES LLC	101,086.4540
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	6.96%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

NATIONAL FINANCIAL SERVICES LLC	79,422.1740
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	5.47%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

PERSHING LLC	75,226.2650
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	5.18%

CALAMOS OPPORTUNISTIC VALUE FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	64,533.4220
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	19.01%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY LLC	54,562.3620
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	16.08%
OF MSSB
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

UBS WM USA	51,708.9380
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	15.23%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

PERSHING LLC	23,148.9980
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	6.82%

LPL FINANCIAL	22,808.7330
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	6.72%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS OPPORTUNISTIC VALUE FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	820,364.1020
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	50.97%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

JP MORGAN SECURITIES LLC	471,533.9430
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
3 CHASE METROTECH CENTER	29.30%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

CALAMOS FINANCIAL SERVICES	84,789.9630
FBO WESTON W MARSH
2020 CALAMOS CT	5.27%
NAPERVILLE IL 60563-2787

CALAMOS DIVIDEND GROWTH FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	58,629.6580
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	32.01%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

PERSHING LLC	32,054.1030
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	17.50%

LPL FINANCIAL	30,193.0550
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	16.48%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

US BANK NA CUST	10,848.2600
CARL J CERRUTI SIMPLE IRA
68 E 1ST ST	5.92%
FREEPORT NY 11520-5735

RBC CAPITAL MARKETS LLC	9,621.7370
MUTUAL FUND OMNIBUS PROCESSING
OMNIBUS	5.25%
ATTN MUTUAL FUND OPS MANAGER
60 S 6TH ST STE 700 # P08
MINNEAPOLIS MN 55402-4413

CALAMOS DIVIDEND GROWTH FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	35,604.1100
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	40.13%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

PERSHING LLC	27,624.7510
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	31.13%

LPL FINANCIAL	16,350.5040
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	18.43%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS DIVIDEND GROWTH FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	1,853,078.2580
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	99.47%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS INTERNATIONAL GROWTH FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	1,878,099.0380
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	30.27%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB CO	1,129,455.3430
REINVEST ACCOUNT
211 MAIN ST	18.21%
SAN FRANCISCO CA 94105-1905

TD AMERITRADE INC FOR THE	445,293.5150
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226	7.18%
OMAHA NE 68103-2226

MERRILL LYNCH PIERCE FENNER & SMITH	422,682.6150
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS	6.81%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

PERSHING LLC	316,999.9920
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	5.11%

CALAMOS INTERNATIONAL GROWTH FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	209,581.9730
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	14.90%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	189,639.0530
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	13.48%

MORGAN STANLEY SMITH BARNEY LLC	188,314.0930
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	13.39%
OF MSSB
1394 THAMES ST FL 6
BALTIMORE MD 21231

RAYMOND JAMES	167,204.1970
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	11.89%
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS WM USA	100,326.1220
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	7.13%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

MERRILL LYNCH PIERCE FENNER & SMITH	97,991.4280
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS	6.97%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	72,941.8080
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	5.18%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS INTERNATIONAL GROWTH FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	1,893,894.9840
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	22.99%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

JP MORGAN SECURITIES LLC	1,073,288.3220
FOR EXCLUSIVE BENEFIT OF CUSTOMERS
3 CHASE METROTECH CENTER	13.03%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

MORGAN STANLEY SMITH BARNEY LLC	762,767.8380
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	9.26%
OF MSSB
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

PIMS/PRUDENTIAL RETIREMENT	749,741.4070
AS NOMINEE FOR THE TTEE/CUST PL 765
FRESENIUS KABI USA, LLC SAVINGS	9.10%
THREE CORPORATE DRIVE
LAKE ZURICH IL 60047-8930

WELLS FARGO CLEARING SERVICES LLC	689,319.5640
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	8.37%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

CHARLES SCHWAB CO	427,397.0200
REINVEST ACCOUNT
211 MAIN ST	5.19%
SAN FRANCISCO CA 94105-1905

UBS WM USA	419,483.3740
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	5.09%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CALAMOS EVOLVING WORLD GROWTH FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

PERSHING LLC	547,873.1700
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	17.17%

NATIONAL FINANCIAL SERVICES LLC	440,169.1890
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	13.80%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	396,152.6790
SPECIAL CUSTODY ACCT FBO CUSTOMERS
ATTN MUTUAL FUNDS	12.42%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY LLC	337,918.6440
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	10.59%
OF MSSB
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

WELLS FARGO CLEARING SERVICES LLC	244,429.4500
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	7.66%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	202,369.4080
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	6.34%
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

CALAMOS EVOLVING WORLD GROWTH FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	292,353.5670
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	16.53%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	269,766.6930
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	15.25%
OF MSSB
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

RAYMOND JAMES	246,707.0270
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	13.95%
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS WM USA	207,737.8430
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	11.74%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

PERSHING LLC	206,790.0200
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	11.69%

NATIONAL FINANCIAL SERVICES LLC	172,398.4070
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	9.75%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS EVOLVING WORLD GROWTH FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	3,065,768.1480
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	21.30%
OF MSSB
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

NATIONAL FINANCIAL SERVICES LLC	2,689,931.7140
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	18.69%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

UBS WM USA	2,680,706.7010
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	18.63%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

LPL FINANCIAL	1,280,006.2660
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	8.89%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

WELLS FARGO CLEARING SERVICES LLC	786,800.4870
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	5.47%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

CHARLES SCHWAB CO	777,971.1640
REINVEST ACCOUNT
211 MAIN ST	5.41%
SAN FRANCISCO CA 94105-1905

CALAMOS EMERGING MARKET EQUITY FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

JP MORGAN SECURITIES LLC	495,167.8440
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER	94.00%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

CALAMOS EMERGING MARKET EQUITY FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	23,473.6770
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	62.46%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

UBS WM USA	6,438.4690
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	17.13%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

LPL FINANCIAL	3,245.1480
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	8.64%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS EMERGING MARKET EQUITY FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

JP MORGAN SECURITIES LLC	933,052.5840
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER	87.73%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

NATIONAL FINANCIAL SERVICES LLC	68,867.4080
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	6.48%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS GLOBAL EQUITY FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MERRILL LYNCH PIERCE FENNER & SMITH	408,905.9580
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	21.94%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

PERSHING LLC	174,744.5380
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	9.38%

NATIONWIDE TRUST COMPANY, FSB	171,495.8730
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029	9.20%
COLUMBUS OH 43218-2029

NATIONAL FINANCIAL SERVICES LLC	160,540.6110
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	8.61%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

EDWARD D JONES & CO	153,921.1950
FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD	8.26%
SAINT LOUIS MO 63131-3729

RAYMOND JAMES	93,801.4720
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	5.03%
ATTN: COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

CALAMOS GLOBAL EQUITY FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

PERSHING LLC	172,742.0840
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	16.79%

WELLS FARGO CLEARING SERVICES LLC	146,801.0610
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	14.27%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	132,295.4650
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	12.86%
ATTN: COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH	106,092.7300
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	10.31%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY LLC	95,498.7150
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	9.28%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	85,412.4790
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	8.30%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

UBS WM USA	51,959.8010
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	5.05%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CALAMOS GLOBAL EQUITY FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	1,834,261.6290
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	37.99%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

JP MORGAN SECURITIES LLC	1,276,407.4270
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER	26.43%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

CALAMOS GROWTH & INCOME FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MERRILL LYNCH PIERCE FENNER & SMITH	3,630,164.8750
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN-97HC4	12.95%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	2,673,593.2910
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	9.54%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

PERSHING LLC	2,644,470.4260
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	9.44%

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	2,578,684.7800
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	9.20%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY LLC	2,465,565.5220
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	8.80%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

RAYMOND JAMES	1,751,606.7860
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	6.25%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

CALAMOS GROWTH & INCOME FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES
MORGAN STANLEY SMITH BARNEY LLC	3,818,898.7430
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	21.92%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

WELLS FARGO CLEARING SERVICES LLC	2,607,043.7720
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	14.97%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	1,899,454.1840
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	10.90%

UBS WM USA	1,654,406.2460
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	9.50%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

RAYMOND JAMES	1,574,479.9530
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	9.04%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NATIONAL FINANCIAL SERVICES LLC	1,203,059.7740
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	6.91%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS GROWTH & INCOME FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	3,057,692.3100
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	16.84%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MORGAN STANLEY SMITH BARNEY LLC	2,629,929.7790
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	14.48%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

UBS WM USA	2,294,310.8150
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	12.63%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

NATIONAL FINANCIAL SERVICES LLC	2,293,719.2960
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	12.63%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB & CO INC	1,506,692.8920
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS	8.30%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

RAYMOND JAMES	1,183,460.1250
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	6.52%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

LPL FINANCIAL	989,191.2530
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	5.45%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS GLOBAL GROWTH & INCOME FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MERRILL LYNCH PIERCE FENNER & SMITH	1,110,654.3230
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN - 97KT2	13.87%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

WELLS FARGO CLEARING SERVICES LLC	835,676.8170
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	10.44%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	698,312.6380
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	8.72%

NATIONAL FINANCIAL SERVICES LLC	684,772.2410
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	8.55%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

RAYMOND JAMES	624,318.3700
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	7.80%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	604,245.4760
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	7.55%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

EDWARD D JONES & CO	530,847.7790
FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD	6.63%
SAINT LOUIS MO 63131-3729

CHARLES SCHWAB & CO INC	426,677.6610
SPECIAL CUSTODY ACCT FOR
BEAR STEARNS CUSTOMERS	5.33%
ATTN: MUTUAL FUNDS 211 MAIN ST
SAN FRANCISCO CA 94105-1905

CALAMOS GLOBAL GROWTH & INCOME FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	1,499,748.0340
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	18.70%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

WELLS FARGO CLEARING SERVICES LLC	1,317,118.0620
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	16.42%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	1,200,836.6020
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	14.97%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS WM USA	854,452.9480
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	10.65%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

PERSHING LLC	797,622.8800
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	9.94%

MERRILL LYNCH PIERCE FENNER & SMITH	492,439.1990
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN- 97KT3	6.14%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	487,907.4120
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	6.08%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS GLOBAL GROWTH & INCOME FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	1,361,883.9360
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	17.42%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	1,155,404.3250
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	14.78%

MORGAN STANLEY SMITH BARNEY LLC	802,549.1340
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	10.26%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

UBS WM USA	701,909.7830
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	8.98%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CHARLES SCHWAB CO	697,768.1470
REINVEST ACCOUNT 211 MAIN ST	8.92%
SAN FRANCISCO CA 94105-1905

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	697,629.1810
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	8.92%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MERRILL LYNCH PIERCE FENNER & SMITH	635,466.0410
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	8.13%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

RAYMOND JAMES	464,085.0770
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	5.94%
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

RBC CAPITAL MARKETS LLC	417,040.4920
MUTUAL FUND OMNIBUS PROCESSING OMNIBUS	5.33%
ATTN MUTUAL FUND OPS MANAGER
60 S 6TH ST STE 700 # P08
MINNEAPOLIS MN 55402-4413

CALAMOS CONVERTIBLE FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	1,463,359.8100
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	12.18%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MERRILL LYNCH PIERCE FENNER & SMITH	1,413,460.0730
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN-97HC5	11.76%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	1,323,025.3500
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	11.01%

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	1,235,938.1320
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	10.29%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

CHARLES SCHWAB CO	1,051,073.6920
REINVEST ACCOUNT 211 MAIN ST	8.75%
SAN FRANCISCO CA 94105-1905

WELLS FARGO CLEARING SERVICES LLC	991,094.1660
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	8.25%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	927,824.0060
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	7.72%
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

TD AMERITRADE INC FOR THE	724,608.8380
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226	6.03%
OMAHA NE 68103-2226

CALAMOS CONVERTIBLE FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	1,967,925.1230
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	24.49%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

WELLS FARGO CLEARING SERVICES LLC	1,166,445.9880
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	14.51%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

RAYMOND JAMES	846,744.0210
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	10.54%
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

UBS WM USA	846,286.9200
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	10.53%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

PERSHING LLC	798,834.3470
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	9.94%

MERRILL LYNCH PIERCE FENNER & SMITH	570,334.1340
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN - 97G09	7.10%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	508,990.6270
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	6.33%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS CONVERTIBLE FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	5,224,991.3900
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	35.12%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

NATIONAL FINANCIAL SERVICES LLC	2,098,892.0740
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	14.11%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	1,646,866.1960
SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	11.07%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

UBS WM USA	1,507,729.5030
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	10.13%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CALAMOS GLOBAL CONVERTIBLE FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	322,683.2570
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	25.24%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MORGAN STANLEY SMITH BARNEY LLC	299,121.7470
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	23.40%
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

CHARLES SCHWAB CO	271,327.5240
REINVEST ACCOUNT
211 MAIN ST	21.22%
SAN FRANCISCO CA 94105-1901

LPL FINANCIAL	196,295.1410
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	15.35%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

TD AMERITRADE INC FOR THE	76,971.3830
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226	6.02%
OMAHA NE 68103-2226

CALAMOS GLOBAL CONVERTIBLE FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	74,465.8950
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	26.33%
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

PERSHING LLC	32,950.9620
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	11.65%

NATIONAL FINANCIAL SERVICES LLC	31,602.7980
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	11.17%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	14,745.7500
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	5.21%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS GLOBAL CONVERTIBLE FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	3,641,064.2570
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	38.29%
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	1,775,921.9340
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	18.68%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

MORGAN STANLEY SMITH BARNEY LLC	1,312,569.7280
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB	13.80%
1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

CHARLES SCHWAB & CO INC	911,130.4350
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS	9.58%
211 MAIN ST
SAN FRANCISCO CA 94105-1901

RBC CAPITAL MARKETS LLC	623,567.3200
MUTUAL FUND OMNIBUS PROCESSING OMNIBUS	6.56%
ATTN MUTUAL FUND OPS MANAGER
60 S 6TH ST STE 700 # P08
MINNEAPOLIS MN 55402-4413

CALAMOS TOTAL RETURN BOND FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MERRILL LYNCH PIERCE FENNER & SMITH	463,956.6990
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS	22.50%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	308,231.6340
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	14.95%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

EDWARD D JONES & CO	229,386.2330
FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD	11.12%
SAINT LOUIS MO 63131-3729

WELLS FARGO CLEARING SERVICES LLC	179,428.8910
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	8.70%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	150,206.8510
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	7.28%

CALAMOS TOTAL RETURN BOND FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

UBS WM USA	117,403.4690
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	14.58%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

WELLS FARGO CLEARING SERVICES LLC	108,624.4640
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	13.49%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	90,504.2660
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	11.24%

NATIONAL FINANCIAL SERVICES LLC	82,575.7730
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	10.26%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MERRILL LYNCH PIERCE FENNER & SMITH	66,033.9360
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS	8.20%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

MORGAN STANLEY SMITH BARNEY LLC	62,663.5030
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	7.78%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

RAYMOND JAMES	61,129.8510
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	7.59%
ATTN: COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

CALAMOS TOTAL RETURN BOND FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	2,638,275.7010
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	65.84%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

JP MORGAN SECURITIES LLC	835,840.2550
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER	20.86%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

CALAMOS HIGH INCOME OPPORTUNITIES FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

JP MORGAN SECURITIES LLC	1,235,702.7960
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER	31.12%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

PERSHING LLC	388,299.8220
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	9.78%

NATIONAL FINANCIAL SERVICES LLC	280,030.9250
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	7.05%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

MERRILL LYNCH PIERCE FENNER & SMITH	251,735.7360
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN -9EJB9	6.34%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

UMB BANK NA CUST	214,955.7270
FBO
FIDUCIARY FOR TAX DEFERRED ACCTS	5.41%
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-1001

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	202,000.8320
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	5.09%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

CALAMOS HIGH INCOME OPPORTUNITIES FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	318,785.5670
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	23.62%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

NATIONAL FINANCIAL SERVICES LLC	172,083.2160
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	12.75%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

RAYMOND JAMES	150,184.8510
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	11.13%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

WELLS FARGO CLEARING SERVICES LLC	138,212.2610
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	10.24%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

PERSHING LLC	130,915.9010
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	9.70%

UBS WM USA	97,444.5890
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	7.22%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

LPL FINANCIAL	93,131.8320
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	6.90%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS HIGH INCOME OPPORTUNITIES FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	197,256.8810
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	17.86%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

UBS WM USA	162,307.3010
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	14.70%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

PERSHING LLC	129,428.7100
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	11.72%

TRUST COMPANY OF AMERICA	115,166.4820
FBO #223
PO BOX 6503	10.43%
ENGLEWOOD CO 80155-6503

MORGAN STANLEY SMITH BARNEY LLC	102,542.9770
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	9.29%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

MERRILL LYNCH PIERCE FENNER & SMITH	99,915.6990
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS	9.05%
4800 DEER LAKE DR E FL 97HC3
JACKSONVILLE FL 32246-6484

WELLS FARGO CLEARING SERVICES LLC	96,448.5680
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	8.74%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

CALAMOS MARKET NEUTRAL INCOME FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	15,802,541.1560
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	30.61%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB CO	10,867,919.9090
REINVEST ACCOUNT 211 MAIN ST	21.05%
SAN FRANCISCO CA 94105-1905

MORGAN STANLEY SMITH BARNEY LLC	4,028,273.3900
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	7.80%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

PERSHING LLC	3,413,435.6650
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	6.61%

RAYMOND JAMES	3,224,178.6580
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	6.25%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MERRILL LYNCH PIERCE FENNER & SMITH	3,087,607.7630
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN-97HC6	5.98%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

TD AMERITRADE INC FOR THE	2,940,035.3650
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226	5.70%
OMAHA NE 68103-2226

CALAMOS MARKET NEUTRAL INCOME FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	4,861,271.5700
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	23.55%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

WELLS FARGO CLEARING SERVICES LLC	4,042,170.5740
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	19.58%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

UBS WM USA	2,674,285.6390
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	12.96%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

MERRILL LYNCH PIERCE FENNER & SMITH	1,765,455.6570
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN- 97KS6	8.55%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	1,442,327.4730
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	6.99%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

PERSHING LLC	1,383,290.2390
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	6.70%

RAYMOND JAMES	1,219,584.6770
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	5.91%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

LPL FINANCIAL	1,079,972.4590
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	5.23%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS MARKET NEUTRAL INCOME FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	56,948,256.3690
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	18.83%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

NATIONAL FINANCIAL SERVICES LLC	49,550,182.3800
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	16.38%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CHARLES SCHWAB CO	39,867,339.3980
REINVEST ACCOUNT 211 MAIN ST	13.18%
SAN FRANCISCO CA 94105-1905

MERRILL LYNCH PIERCE FENNER & SMITH	28,656,896.8870
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS ATTN FUND ADMIN-97HC6	9.47%
4800 DEER LAKE DR E 2ND FLOOR
JACKSONVILLE FL 32246-6484

UBS WM USA	25,323,719.1760
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	8.37%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

WELLS FARGO CLEARING SERVICES LLC	21,544,124.3990
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	7.12%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	16,349,450.6100
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	5.41%
ATTN COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

LPL FINANCIAL	15,817,780.1710
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	5.23%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS HEDGED EQUITY INCOME FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

LPL FINANCIAL	59,849.9360
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	42.87%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CHARLES SCHWAB CO	27,813.4060
REINVEST ACCOUNT 211 MAIN ST	19.92%
SAN FRANCISCO CA 94105-1901

PERSHING LLC	21,743.0080
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001	15.57%

TD AMERITRADE INC FOR THE	20,698.3740
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226	14.82%
OMAHA NE 68103-2226

NATIONAL FINANCIAL SERVICES LLC	8,601.6870
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	6.16%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

CALAMOS HEDGED EQUITY INCOME FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	10,197.1870
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	76.40%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	2,317.0150
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	17.36%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

CALAMOS HEDGED EQUITY INCOME FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	458,428.1780
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	46.08%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

JP MORGAN SECURITIES LLC	446,726.5300
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER	44.90%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

CHARLES SCHWAB & CO INC	85,824.4600
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS	8.63%
211 MAIN ST
SAN FRANCISCO CA 94105-1901

CALAMOS PHINEUS LONG/SHORT FUND CLASS A
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

NATIONAL FINANCIAL SERVICES LLC	1,262,998.1880
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	17.19%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

RAYMOND JAMES	1,204,766.5440
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	16.40%
ATTN: COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

LPL FINANCIAL	1,200,752.3190
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	16.34%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

UBS WM USA	915,058.4700
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	12.46%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	674,469.5030
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	9.18%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

PERSHING LLC	460,929.2330
1 PERSHING PLZ
JERSEY CITY NJ 07399-2052	6.27%

CHARLES SCHWAB & CO INC	400,809.0260
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS	5.46%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

CALAMOS PHINEUS LONG/SHORT FUND CLASS C
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

UBS WM USA	625,803.4060
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	20.82%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

RAYMOND JAMES	559,185.6780
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	18.61%
ATTN: COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

MORGAN STANLEY SMITH BARNEY LLC	493,060.0570
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	16.41%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

LPL FINANCIAL	328,623.3860
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	10.93%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

WELLS FARGO CLEARING SERVICES LLC	244,647.3180
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER	8.14%
2801 MARKET ST
SAINT LOUIS MO 63103-2523

NATIONAL FINANCIAL SERVICES LLC	185,475.2500
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	6.17%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

RBC CAPITAL MARKETS LLC	156,769.5940
MUTUAL FUND OMNIBUS PROCESSING
OMNIBUS	5.22%
ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # P08
MINNEAPOLIS MN 55402-4413

PERSHING LLC	153,928.2980
1 PERSHING PLZ
JERSEY CITY NJ 07399-2052	5.12%

CALAMOS PHINEUS LONG/SHORT FUND CLASS I
REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

MORGAN STANLEY SMITH BARNEY LLC	8,744,653.9720
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS	20.95%
OF MSSB 1300 THAMES ST FL 6
BALTIMORE MD 21231-3496

UBS WM USA	8,254,594.9320
0O0 11011 6100
SPEC CDY A/C EBOC UBSFSI	19.78%
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

LPL FINANCIAL	6,707,362.9220
OMNIBUS CUSTOMER ACCOUNT
ATTN LINDSAY O TOOLE	16.07%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

REGISTRATION	ACCOUNT SHARE BALANCE PERCENT OF TOTAL SHARES

RAYMOND JAMES	3,403,016.1870
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015	8.15%
ATTN: COURTNEY WALLER 880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

NATIONAL FINANCIAL SERVICES LLC	3,327,675.0050
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS	7.97%
ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

PERSHING LLC	3,210,159.2980
1 PERSHING PLZ
JERSEY CITY NJ 07399-2052	7.69%

JP MORGAN SECURITIES LLC	2,424,891.8560
FOR EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER	5.81%
3RD FLOOR MUTUAL FUND DEPARTMENT
BROOKLYN NY 11245-0001

CHARLES SCHWAB & CO INC	2,213,979.8860
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS	5.30%
211 MAIN ST
SAN FRANCISCO CA 94105-1905

As of January 31, 2018, the trustees and officers of the Trust as a group owned:

Calamos Emerging Market Equity Fund – Class A: 94.2%

Calamos Emerging Market Equity Fund – Class C: 26.6%

Calamos Emerging Market Equity Fund – Class I: 87.7%

Calamos Evolving World Growth Fund – Class I: 6.4%

Calamos Global Equity Fund – Class I: 26.2%

Calamos Global Growth & Income Fund – Class I: 3.4%

Calamos Growth Fund – Class I: 32.5%

Calamos Growth & Income Fund – Class I: 6.9%

Calamos Hedged Equity Income Fund – Class C: 76.4%

Calamos Hedged Equity Income Fund – Class I: 49.5%

Calamos High Income Opportunities Fund – Class A: 30.9%

Calamos High Income Opportunities Fund – Class I: 3.9%

Calamos International Growth Fund – Class I: 18.3%

Calamos Opportunistic Value Fund – Class A: 50.3%

Calamos Opportunistic Value Fund – Class I: 30.3%

Calamos Phineus Long/Short Fund – Class I: 6.5%

Calamos Total Return Bond Fund – Class I: 22.2%

The trustees and officers as a group owned less than 1 percent of the outstanding shares of each other class of each Fund. Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company, Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these percentages reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of each Fund. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

Securities Lending

The Board had previously approved each Fund’s participation in a securities lending program, which was in effect during the fiscal year ended October 31, 2017. Under the securities lending program, each Fund had retained CitiBank, N.A. (“Citi”) to serve as the securities lending agent. The Board of Trustees periodically reviews information on the Funds’ securities lending program. Effective November 1, 2017, the Funds’ custodian, State Street Bank and Trust Company, serves as the Funds’ securities lending agent.

For the fiscal year ended October 31, 2017, Citi, acting as agent for the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Citi Securities Lending Agreement ; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, U.K. government securities, Eurozone government securities and irrevocable letters of credit that meet certain guidelines. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Board of Trustees. The cash collateral investments are not guaranteed, and may lose money. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Funds. The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Board will periodically review the “split” between the lending agent and the Funds.

For the fiscal year ended October 31, 2017, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Global Securities Lending Agency Agreement between the Adviser, on behalf of each Fund, and Citi (“Citi Securities Lending Agreement”) were as follows:

Fund	Gross income earned by the Fund from securities lending activities[1]	Fees and / or compensation paid by the Fund for securities lending activities and related services[2]	Aggregate fees / compensation paid by the Fund for securities lending activities	Net income from securities lending activities[3]
Calamos Growth Fund	$53,579	$8,012	$8,012	$45,567
Calamos Opportunistic Value Fund	$2,236	$334	$334	$1,902
Calamos International Growth Fund	$192,485	$28,783	$28,783	$163,702
Calamos Evolving World Growth Fund	$7,313	$1,093	$1,093	$6,219
Calamos Global Equity Fund	$49,948	$7,469	$7,469	$42,479
Calamos Growth and Income Fund	$286,699	$42,871	$42,871	$243,828
Calamos Global Growth and Income Fund	$18,522	$2,770	$2,770	$15,752
Calamos Convertible Fund	$210,447	$31,469	$31,469	$178,978
Calamos Total Return Bond Fund	$575	$86	$86	$489
Calamos High Income Opportunities Fund	$40,411	$6,043	$6,043	$34,368
Calamos Market Neutral Income Fund	$190,518	$28,489	$28,489	$162,029
Calamos Dividend Growth Fund	$1	$0	$0	$1
Calamos Emerging Market Equity Fund	$842	$126	$126	$716
Calamos Global Convertible Fund	$15,852	$2,370	$2,370	$13,481
Calamos Hedged Equity Income Fund	$0	$0	$0	$0
Calamos Phineus Long/Short Fund	$84,642	$12,657	$12,657	$71,985

1	Includes income from cash collateral reinvestment, and may also include: negative rebates; loan fees paid by borrowers when collateral is noncash; management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed; and any other income.
2	Includes fees paid to Citi from a revenue split.
3	Represents “Gross income earned by the Fund from securities lending activities” minus the values of “Aggregate fees/compensation paid by the Fund for securities lending activities.”

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Funds. For the services rendered to the Funds, the Funds pay fees based on the total average daily net assets of the Funds and the Calamos Growth and Income Portfolio, a series of Calamos Advisors Trust, and the average daily managed assets of the remaining trusts in the Calamos Fund Complex (“Combined Assets”) at the annual rate of 0.0050% on the first $20 billion of Combined Assets, 0.0040% on the next $10 billion and 0.0030% on the Combined Assets in excess of $30 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on its total average daily net assets relative to the Combined Assets.

Pursuant to agreement between the Funds and Calamos Advisors, Calamos Advisors is obligated to provide the following financial accounting services to the Funds: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for any Fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Funds in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For such services, the Funds pay Calamos Advisors a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). Each Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on its total average daily net assets relative to the Combined Assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, is the Trust’s independent auditor and is located at 111 South Wacker Drive, Chicago, IL 60606. Deloitte & Touche LLP audits and reports on the Funds’ annual financial statements and performs audit, audit-related and other services when approved by the Trust’s audit committee.

GENERAL INFORMATION

SHAREHOLDER INFORMATION

Each Fund is a series of Calamos Investment Trust (formerly named CFS Investment Trust). As of March 18, 1996, all shares of each Fund then outstanding were re-designated as Class A shares of that Fund. Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. As of the date of this Statement of Additional Information, the Trust has 16 series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

Each Fund’s shares of a given class are entitled to participate pro rata in any dividends and other distributions declared by the Fund’s board of trustees with respect to shares of the Fund. All shares of the Fund of a given class have equal rights in the event of liquidation of that class.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Funds that are binding only on the assets and property of the Fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Fund’s assets of all losses and expenses of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, because it is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations.

VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. Shareholders of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

FINANCIAL STATEMENTS

The Funds’ financial statements and financial highlights for the fiscal year ended October 31, 2017, as well as the report of the independent registered public accounting firm, are incorporated herein by reference from the Funds’ annual report to shareholders. See the front cover of the Funds’ statement of additional information or the back cover of the Funds’ prospectus for information on how to obtain the Funds’ annual report to shareholders.

APPENDIX — DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos Advisors believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”).

MOODY’S RATINGS

The following descriptions of Moody’s ratings have been published by Moody’s Investors Service, Inc.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P RATINGS

The following descriptions of S&P’s credit ratings have been published by Standard & Poor’s Financial Services LLC.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.